                                                                   EXHIBIT 10.16

                               RESERVOIR PLACE II
                             WALTHAM, MASSACHUSETTS

                                      LEASE

     THIS INSTRUMENT IS AN INDENTURE OF LEASE in which the Landlord and the Tenant are the parties hereinafter named, and which relates to space in a certain building (the "Building") known as Reservoir Place II and with an address at 1601 Trapelo Road, Waltham, Massachusetts.

     The parties to this Indenture of Lease hereby agree with each other as follows:

                                   ARTICLE I

                                 REFERENCE DATA

1.1 Subjects Referred To:

     Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Article:



DATE OF LEASE:                           July 9, 2002

LANDLORD:                                Boston Properties Limited Partnership,
                                         a Delaware limited partnership; the
                                         general partner of which is Boston
                                         Properties, Inc., a Delaware
                                         corporation

LANDLORD'S ORIGINAL ADDRESS:             c/o Boston Properties, Inc.
                                         111 Huntington Avenue - Suite 300
                                         Boston, Massachusetts 02199-7610

TENANT:                                  Roving Software Incorporated, a
                                         Delaware corporation

TENANT'S ORIGINAL ADDRESS:               117 Kendrick Street, Suite 400
                                         Needham, Massachusetts 02494
                                         Attn:  Gail Goodman

LANDLORD'S CONSTRUCTION REPRESENTATIVE:  Mark Denman

TENANT'S CONSTRUCTION REPRESENTATIVE:    Dmitry Manilov

OUTSIDE COMPLETION DATE FOR PHASE I      July 22, 2002
CONSTRUCTION:

OUTSIDE COMPLETION DATE FOR PHASE II     September 15, 2002
CONSTRUCTION:

ESTIMATED COMMENCEMENT DATE:             July 12, 2002

RENT COMMENCEMENT DATE:                  The Commencement Date

TERM OR LEASE TERM (SOMETIMES CALLED     Thirty-six (36) calendar months (plus
THE ORIGINAL TERM):                      the partial month, if any,
                                         immediately following the Commencement
                                         Date), unless extended or sooner
                                         terminated as provided in this Lease.

EXTENSION OPTION:                        One (1) period of two (2) years, as
                                         provided in and on the terms set forth
                                         in Section 8.20 hereof.

THE SITE:                                That certain parcel of land located on
                                         Trapelo Road, Waltham, Middlesex
                                         County, Massachusetts, being more
                                         particularly described in Exhibit A
                                         attached hereto.

THE BUILDING:                            The Building known as Reservoir Place
                                         II, and numbered 1601 Trapelo Road,
                                         Waltham, Massachusetts, located on the
                                         site and containing the Total Rentable
                                         Floor Area set forth below.

THE ADDITIONAL BUILDING:                 The other Building known as Reservoir
                                         Place I located on the Site and
                                         containing the Total Rentable Floor
                                         Area set forth below.

THE BUILDINGS:                           The Building and the Additional
                                         Building.

THE COMPLEX:                             The Building and the Additional
                                         Building together with all parking
                                         areas, garage, and structures and the
                                         Site.

TENANT'S SPACE:                          A portion of the second (2nd) floor of
                                         the Building in accordance with the
                                         floor plan annexed hereto as Exhibit D
                                         and incorporated herein by reference.

NUMBER OF PARKING PRIVILEGES:            Privileges for parking thirty (30)
                                         automobiles, nine (9) of which are
                                         located in the garage below the
                                         Building, and twenty-one (21) of which
                                         will be located on the outdoor surface
                                         lot.

ANNUAL FIXED RENT:                       (a) During the Original Term of this
                                         Lease at the annual rate of Two Hundred
                                         Eight Thousand Seven Hundred Sixty-Four
                                         and 48/100 Dollars ($208,764.48)
                                         (being the product of (i) $24.50 and
                                         (ii) the "Rentable Floor Area of
                                         Tenant's Space" (hereinafter defined in
                                         this Section 1.1). The monthly
                                         installment of annual fixed rent during
                                         the Original Term is $17,397.04.

                                         (b) During the extension option period
                                         (if exercised), as determined pursuant
                                         to Section 8.20.

BASE OPERATING EXPENSES:                 Landlord's Operating Expenses (as
                                         hereinafter defined in Section 2.6) for
                                         calendar year 2002, being January 1,
                                         2002 through December 31, 2002.

BASE TAXES:                              Landlord's Tax Expenses (as hereinafter
                                         defined in Section 2.7) for fiscal tax
                                         year 2003, being July 1, 2002 through
                                         June 30, 2003.

TENANT ELECTRICITY:                      Initially as provided in Section 2.8
                                         subject to adjustment as provided in
                                         Section 2.8.

RENTABLE FLOOR AREA OF TENANT'S SPACE
(SOMETIMES ALSO CALLED RENTABLE FLOOR
AREA OF THE PREMISES):                   8,521 square feet.

TOTAL RENTABLE FLOOR AREA OF THE         368,257 square feet.
BUILDING:

TOTAL RENTABLE FLOOR AREA OF THE         161,734 square feet.
ADDITIONAL BUILDING:

TOTAL RENTABLE FLOOR AREA OF THE         529,991 square feet.
BUILDINGS:

PERMITTED USE:                           General office purposes, including
                                         development, marketing and sale of
                                         software, software support and
                                         training.

INITIAL MINIMUM LIMITS OF TENANT'S       $3,000,000.00 combined single limit per
COMMERCIAL GENERAL LIABILITY INSURANCE:  occurrence on a per location basis

BROKERS:                                 Insignia/ESG, Inc. and Cushman &
                                         Wakefield

SECURITY DEPOSIT:                        $104,382.24

GUARANTOR:                               None


1.2 Exhibits. There are incorporated as part of this Lease:

EXHIBIT A Description of Site

EXHIBIT B List of Plans for Landlord's Work

EXHIBIT C Landlord's Services

EXHIBIT D Floor Plan

EXHIBIT E Commencement Date Agreement

EXHIBIT F List of Mortgages

1.3 Table of Articles and Sections

                                TABLE OF CONTENTS

Article I REFERENCE DATA

   1.1    Subjects Referred To  ...........................................    1
   1.2    Exhibits ........................................................    4
   1.3    Table of Articles and Sections ..................................    4

Article II BUILDING, PREMISES, TERM AND RENT

   2.1    The Premises ....................................................    9
   2.2    Rights To Use Common Facilities .................................    9
   2.2.1  Tenant's Parking ................................................   10
   2.3    Landlord's Reservations .........................................   10
   2.4    Habendum ........................................................   10
   2.5    Monthly Fixed Rent Payments .....................................   11
   2.6    Adjustment for Operating Expenses ...............................   11
   2.7    Adjustment for Real Estate Taxes ................................   14
   2.8    Tenant Electricity ..............................................   16

Article III CONDITION OF PREMISES; ALTERATIONS

   3.1    SUBSTANTIAL COMPLETION ..........................................   17
   3.2    OUTSIDE COMPLETION DATE .........................................   19
   3.3    Tenant Alterations and Additions ................................   20

Article IV LANDLORD'S COVENANTS; INTERRUPTIONS AND DELAYS

   4.1    Landlord covenants ..............................................   22
   4.1.1  Services Furnished by Landlord ..................................   22
   4.1.2  Additional Services Available to Tenant .........................   22
   4.1.3  Roof, Exterior Wall, Floor Slab and Common Facility Repairs......   23

   4.1.4  Door Signs ......................................................   23
   4.2    Interruptions and Delays in Service and Repairs, etc ............   23
   4.3    Landlord's Indemnity ............................................   24

Article V TENANT'S COVENANTS

   5.1    Payments ........................................................   24
   5.2    Repair and Yield Up .............................................   24
   5.3    Use .............................................................   25
   5.4    Obstructions; Items Visible From Exterior; Rules and
               Regulations ................................................   25
   5.5    Safety Appliances; Licenses .....................................   26
   5.6    Assignment; Sublease ............................................   26
   5.7    Indemnity; Insurance ............................................   31
   5.8    Personal Property at Tenant's Risk ..............................   32
   5.9    Right of Entry ..................................................   32
   5.10   Floor Load; Prevention of Vibrations and Noise ..................   33
   5.11   Personal Property Taxes .........................................   33
   5.12   Compliance with Laws ............................................   33
   5.13   Payment of Litigation Expenses ..................................   33

Article VI CASUALTY AND TAKING

   6.1    Fire and Casualty-Termination or Restoration; Rent Adjustment ...   33
   6.2    Uninsured Casualty ..............................................   35
   6.3    Eminent Domain-Termination or Restoration .......................   35
   6.4    Eminent Domain Damages Reserved .................................   36

Article VII DEFAULT

   7.1    Tenant's Default ................................................   37
   7.2    Landlord's Default ..............................................   41

Article VIII MISCELLANEOUS

   8.1    Extra Hazardous Use .............................................   41
   8.2    Waiver ..........................................................   41
   8.3    Cumulative Remedies .............................................   42
   8.4    Quiet Enjoyment .................................................   42
   8.5    Notice To Mortgagee and Ground Lessor ...........................   43
   8.6    Assignment of Rents .............................................   43
   8.7    Surrender .......................................................   45
   8.8    Brokerage .......................................................   45
   8.9    Invalidity of Particular Provisions .............................   45
   8.10   Provisions Binding; etc .........................................   46
   8.11   Recording .......................................................   46
   8.12   Notices .........................................................   46
   8.13   When Lease Becomes Binding ......................................   47
   8.14   Section Headings ................................................   47
   8.15   Rights of Mortgagee .............................................   47
   8.16   Status Report and Financial Statements ..........................   48
   8.17   Self-Help .......................................................   49
   8.18   Holding Over ....................................................   49
   8.19   Non-Subrogation .................................................   50
   8.20   Extension Option ................................................   50
   8.21   Security Deposit - Letter of Credit .............................   51
   8.22   Late Payment ....................................................   53
   8.23   Governing Law ...................................................   53
   8.24   Additional Rent .................................................   53

   8.25   Waiver of Trial by Jury .........................................   53

                                   ARTICLE II

                        BUILDING, PREMISES, TERM AND RENT

2.1 Landlord hereby demises and leases to Tenant, and Tenant hereby hires and accepts from Landlord, Tenant's Space in the Building excluding exterior faces of exterior walls, the common stairways and stairwells, elevators and elevator wells, fan rooms, electric and telephone closets, janitor closets, freight elevator vestibules, and pipes, ducts, conduits, wires and appurtenant fixtures serving exclusively or in common other parts of the Building and if Tenant's Space includes less than the entire rentable area of any floor, excluding the common corridors, elevator lobbies and toilets located on such floor.

     Tenant's Space with such exclusions is hereinafter sometimes referred to as the "Premises". The term "Building" means the Building identified on the first page, and which is the subject of this Lease and being one of the two
     (2) Buildings erected on the Site by the Landlord; the term "Site" means all, and also any part, of the Land described in Exhibit A, plus any additions or reductions thereto resulting from the change of any abutting street line and all parking areas and structures. The terms "Property" or "Complex" means the two (2) Buildings and the Site.

2.2 Subject to Landlord's right to change or alter any of the following in Landlord's discretion as herein provided, Tenant shall have, as appurtenant to the Premises, the non-exclusive right to use in common with others, but not in a manner or extent that would materially interfere with the normal operation and use of the Building as a multi-tenant office building and subject to reasonable rules of general applicability to tenants of the Building from time to time made by Landlord of which Tenant is given notice: (a) the common lobbies, corridors, stairways, and elevators of the Building, and the pipes, ducts, shafts, conduits, wires and appurtenant meters and equipment serving the Premises in common with others, (b) the loading areas serving the Building and the common walkways and driveways necessary for access to the Building, and (c) if the Premises include less than the entire rentable floor area of any floor, the common toilets, corridors and elevator lobby of such floor. Tenant shall have the right, during the Term of the Lease, to reserve and use free of charge any and all of the eight conference rooms in the Building on a first come first serve basis, along with the other tenants of the Building and Landlord shall maintain a reservation book for such purposes. Notwithstanding anything to the contrary herein, Landlord has no obligation to allow any particular telecommunication service provider to have access to the Building or the Premises. If Landlord permits such access, Landlord may condition such access upon the payment to Landlord by the service provider of fees assessed by Landlord in its sole discretion. Landlord approves Verizon and/or

UUNET/Worldcom as Tenant's service provider without assessment of any fees or charges.

     2.2.1 In addition, Landlord shall provide to Tenant monthly privileges in the number specified in Section 1.1 for the parking of automobiles, in common with use by other tenants from time to time of the Complex, and on a first-come, first-served basis, and Landlord shall not be obligated to furnish stalls or spaces on the Site specifically designated for Tenant's use. Tenant covenants and agrees that it and all persons claiming by, through and under it, shall at all times abide by all reasonable rules and regulations promulgated by Landlord with respect to the use of the parking areas on the Site. The parking privileges granted herein are non-transferable except to a permitted assignee or subtenant as provided in Section 5.6 through Section
           5.6.5. Further, Landlord assumes no responsibility whatsoever for loss or damage due to fire, theft or otherwise to any automobile(s) parked on the Site or to any personal property therein, however caused, and Tenant covenants and agrees, upon request from Landlord from time to time, to notify its officers, employees, agents and invitees of such limitation of liability. Tenant acknowledges and agrees that a license only is hereby granted, and no bailment is intended or shall be created.

2.3 Landlord reserves the right from time to time, without unreasonable interference with Tenant's use: (a) to install, use, maintain, repair, replace and relocate for service to the Premises and other parts of the Building, or either, pipes, ducts, conduits, wires and appurtenant fixtures, wherever located in the Premises or Building, and (b) to alter or relocate any other common facility, provided that substitutions are substantially equivalent or better. Installations, replacements and relocations referred to in clause (a) above shall be located so far as practicable in the central core area of the Building, above ceiling surfaces, below floor surfaces or within perimeter walls of the Premises. Except in the case of emergencies, Landlord agrees to use its best efforts to give Tenant reasonable advance notice of any of the foregoing activities which require work in the Premises.

2.4 The Term of this Lease shall be the period specified in Section 1.1 hereof as the "Lease Term", unless sooner terminated or extended as herein provided. The Lease Term hereof shall commence on, and the Commencement Date shall be, the later to occur of:

     (a) The date on which the Phase I Construction is substantially complete, as defined in Section 3.1 hereof, (including obtaining a temporary or permanent certificate of occupancy from the applicable governmental authority, to the extent required by law, for occupancy by Tenant of the Premises for the Permitted Use ("Certificate of Occupancy"), provided however, that if Landlord obtains a temporary Certificate of Occupancy, Landlord shall use due diligence to obtain a permanent Certificate of

Occupancy promptly thereafter), which date is estimated to occur on or about July 12, 2002; or

     (b)  July 12, 2002.

     As soon as may be convenient after the Commencement Date has been determined, Landlord and Tenant agree to join with each other in the execution, in the form of Exhibit E hereto, of a written Commencement Date Agreement in which the Commencement Date and specified Lease Term of this Lease shall be stated. If Tenant shall fail to execute such Agreement, the Commencement Date and Lease Term shall be as reasonably determined by Landlord in accordance with the terms of this Lease.

2.5 Tenant agrees to pay to Landlord, or as directed by Landlord, at P.O. Box 3557, Boston, MA 02241-3557 or at such other place as Landlord shall from time to time designate by notice, on the Commencement Date (defined in Section 1.1 hereof) and thereafter monthly, in advance, on the first day of each and every calendar month during the Original Term, a sum equal to one twelfth (1/12th) of the Annual Fixed Rent (sometimes hereinafter referred to as "fixed rent") and on the first day of each and every calendar month during each extension option period (if exercised), a sum equal to one twelfth (1/12th) of the annual fixed rent as determined in Section 8.20 for the applicable extension option period.

     Annual Fixed Rent for any partial month shall be paid by Tenant to Landlord at such rate on a pro rata basis, and, if the Commencement Date is a day other than the first day of a calendar month, the first payment which Tenant shall make to Landlord shall be a payment equal to a proportionate part of such monthly Annual Fixed Rent for the partial month from the Commencement Date to the first day of the succeeding calendar month.

     Other charges payable by Tenant on a monthly basis, as hereinafter provided, likewise shall be prorated, and the first payment on account thereof shall be determined in similar fashion; and other provisions of this Lease calling for monthly payments shall be read as incorporating this undertaking by Tenant.

     The Annual Fixed Rent and all other charges for which provision is herein made shall be paid by Tenant to Landlord, without offset, deduction or abatement except as otherwise specifically set forth in this Lease.

2.6 "Landlord's Operating Expenses" means the cost of operation of the Building and the Site which shall exclude costs of special services rendered either to Tenant or to other tenants for which a separate charge is made and capital expenditures, other than the Permitted Capital Expenditures, as defined below, but shall include, without limitation, the following: premiums for insurance carried with respect to the Building and the Site (including, without limitation, liability insurance, insurance against loss in case of fire or casualty and insurance of monthly installments of fixed rent and any additional rent which may be due under this Lease and other leases of space in the Building for not more than 12 months in the case of both fixed rent and additional rent and if there be any first mortgage of the Property, including such insurance as may be required by the holder of such first mortgage); compensation and all fringe benefits, workmen's compensation insurance premiums and payroll taxes paid to, for or with respect to all persons engaged in the operating, maintaining, managing, insuring or cleaning of the Building or Site, water, sewer, electric, gas, oil and telephone charges (excluding heating, ventilating and air conditioning, electricity and utility charges separately chargeable to tenants); cost of building and cleaning supplies and equipment; cost of maintenance, cleaning and repairs (other than repairs not properly chargeable against income or reimbursed from contractors under guarantees); cost of snow removal and care of landscaping; payments under service contracts with independent contractors; payments by the Landlord to the town in which the Complex is located relating to traffic safety, fire safety, and other governmental services and programs; management fees at reasonable rates consistent with the type of occupancy and the service rendered; and all other reasonable and necessary expenses paid in connection with the operation, cleaning, management, insuring and maintenance of the Building and the Site and properly chargeable against income; provided, however, there shall be included (a) depreciation for capital expenditures ("Permitted Capital Expenditures") made by Landlord (i) to reduce operating expenses if Landlord shall have reasonably determined that the annual reduction in operating expenses shall exceed depreciation therefor or (ii) to comply with applicable laws, rules, regulations, requirements, statutes, ordinances, by-laws and court decisions of all public authorities which are now or hereafter in force (herein collectively called "Legal Requirements"); plus (b) in the case of both (i) and (ii) an interest factor, reasonably determined by Landlord, as being the interest rate then charged for long term mortgages by institutional lenders on like properties within the locality in which the Building is located; depreciation in the case of both (i) and (ii) shall be determined by dividing the original cost of such Permitted Capital Expenditure by the number of years of useful life of the Permitted Capital Expenditure acquired and the useful life shall be reasonably determined by Landlord in accordance with generally accepted accounting principles and practices in effect at the time of acquisition of the Permitted Capital Expenditure; and further provided, however, if Landlord reasonably concludes on the basis of engineering estimates that a particular Permitted Capital Expenditure will effect savings in other Operating Expenses, including, without limitation, energy related costs, and that such projected savings will, on an annual basis ("Projected Annual Savings"), exceed the annual depreciation therefor, then and in such event the amount of depreciation for such Permitted Capital Expenditure shall be increased to an amount equal to the Projected Annual Savings; and in such circumstance, the increased depreciation (in the amount of the Projected Annual Savings) shall be made for such period of time as it would take to fully amortize the cost of the item in question, together with interest thereon at the interest rate as aforesaid in equal monthly payments, each in the amount of 1/12th of the Projected Annual Savings, with such payment to be applied first to interest and the balance to principal. Landlord hereby agrees that there shall be no duplication of costs in Landlord's Operating Expenses.

     "Operating Expenses Allocable to the Premises" shall mean (a) the same proportion of Landlord's Operating Expenses for and pertaining to the Building as the Rentable Floor Area of Tenant's Space bears to the Total Rentable Floor Area of the Building plus (b) the same proportion of Landlord's Operating Expenses for and pertaining to the Site as the Rentable Floor Area of Tenant's Space bears to the Total Rentable Floor Area of the Buildings.

     "Base Operating Expenses" is hereinbefore defined in Section 1.1. Base Operating Expenses shall not include market-wide cost increases due to extraordinary circumstances, including but not limited to, Force Majeure (as defined in Section 6.1), boycotts, strikes, conservation surcharges, embargoes or shortages.

     "Base Operating Expenses Allocable to the Premises" means (i) the same proportion of Base Operating Expenses for and pertaining to the Building as the Rentable Floor Area of Tenant's Space bears to the Rentable Floor Area of the Building plus (ii) the same proportion of Base Operating Expenses for and pertaining to the Site as the Rentable Floor Area of Tenant's Space bears to the Rentable Floor Area of the Buildings.

     Beginning with calendar year 2003, if with respect to any calendar year falling within the Term, or fraction of a calendar year falling within the Term at the beginning or end thereof, the Operating Expenses Allocable to the Premises for a full calendar year exceed Base Operating Expenses Allocable to the Premises, or for any such fraction of a calendar year exceed the corresponding fraction of Base Operating Expenses Allocable to the Premises, then Tenant shall pay to Landlord, as Additional Rent, the amount of such excess. Such payments shall be made at the times and in the manner hereinafter provided in this Section 2.6. The Base Operating Expenses Allocable to the Premises do not and the Operating Expenses Allocable to the Premises shall not include any costs in respect of electricity and HVAC, provision for the payment of which is made in Section
     2.8 of this Lease. Landlord shall provide Tenant with a statement, prepared in accordance with the following paragraph, of Base Operating Expenses Allocable to the Premises at the same time as operating cost statements for such calendar year are provided to other tenants of the Building.

     Not later than one hundred twenty (120) days after the end of the first calendar year or fraction thereof ending December 31, 2003 and on December 31 of each succeeding calendar year during the Term or fraction thereof at the end of the Term, Landlord shall render Tenant a statement in reasonable detail and according to usual accounting practices certified by a representative of Landlord, showing for the preceding calendar year or fraction thereof, as the case may be, Landlord's Operating Expenses and Operating Expenses Allocable to the Premises. Said statement to be rendered to Tenant shall also show for the preceding year or fraction thereof as the case may be the amounts of operating expenses already paid by Tenant as additional rent, and the amount of operating expenses remaining due from, or overpaid by, Tenant for the year or other period covered by the statement. Within thirty (30) days after the date of delivery of such statement, Tenant shall pay to Landlord the balance of the amounts, if any, required to be paid pursuant to the above provisions of this Section 2.6 with respect to the preceding year or fraction thereof, or Landlord shall credit any amounts due from it to Tenant pursuant to the above provisions of this Section 2.6 against (i) monthly installments of fixed rent next thereafter coming due or (ii) any sums then due from Tenant to Landlord under this Lease (or refund such portion of the overpayment as aforesaid if the Term has ended and Tenant has no further obligation to Landlord).

     In addition, commencing as of January, 2003, Tenant shall make payments monthly on account of Tenant's share of increases in Landlord's Operating Expenses anticipated for the then current year at the time and in the fashion herein provided for the payment of Annual Fixed Rent. The amount to be paid to Landlord shall be an amount reasonably estimated annually by Landlord to be sufficient to cover, in the aggregate, a sum equal to Tenant's share of such increases in Landlord's Operating Expenses for each calendar year during the Term.

     If the Building is not at least 95% occupied during any calendar year, including calendar year 2002, Landlord's Operating Expenses shall be determined as if the Building had been 95% occupied during that calendar year and Base Operating Expenses shall also be determined as if the Building had been 95% occupied. The extrapolation of Landlord's Operating Expenses under this Section shall be performed by appropriately adjusting the cost of those components of Landlord's Operating Expenses that are impacted by changes in the occupancy of the Building.

2.7 If with respect to any full Tax Year or fraction of a Tax Year falling within the Term beginning with the July 1, 2003-June 30, 2004 Tax Year, Landlord's Tax Expenses Allocable to the Premises as hereinafter defined for a full Tax Year exceed Base Taxes Allocable to the Premises, or for any such fraction of a Tax Year exceed the corresponding fraction of Base Taxes Allocable to the Premises then, on or before the thirtieth (30th) day following receipt by Tenant of the certified statement referred to below in this Section 2.7, then Tenant shall pay to Landlord, as Additional Rent, the amount of such excess. In addition, payments by Tenant on account of increases in real estate taxes anticipated for the then current year shall be made monthly at the time and in the fashion herein provided for the payment of fixed rent commencing July 1, 2003. The amount so to be paid to Landlord shall be an amount reasonably estimated by Landlord to be sufficient to provide Landlord, in the aggregate, a sum equal to Tenant's share of such increases, at least ten (10) days before the day on which such payments by Landlord would become delinquent. Landlord shall provide Tenant with a statement, prepared in accordance with the following sentence, of Base Taxes Allocable to the Premises at the same time as tax statements for such Tax Year are provided to other tenants of the Building. Not later than one hundred twenty (120) days after Landlord's Tax Expenses Allocable to the Premises are determined for the first such Tax Year or fraction thereof and for each succeeding Tax Year or fraction thereof during the Term, Landlord shall render Tenant a statement in reasonable detail certified by a representative of Landlord showing for the preceding year or fraction thereof, as the case may be, real estate taxes on the Building and the Site and abatements and refunds of any taxes and assessments. Expenditures for legal fees and for other expenses incurred in obtaining the tax refund or abatement may be charged against the tax refund or abatement before the adjustments are made for the Tax Year. Said statement to be rendered to Tenant shall also show for the preceding year or fraction thereof as the case may be the amounts of real estate taxes already paid by Tenant as Additional Rent, and the amount of real estate taxes remaining due from, or overpaid by, Tenant for the year or other period covered by the statement. Within thirty (30) days after the date of delivery of the foregoing statement, Tenant shall pay to Landlord the balance of the amounts, if any, required to be paid pursuant to the above provisions of this Section 2.7 with respect to the preceding year or fraction thereof, or Landlord shall credit monthly installments of fixed rent next thereafter coming due, or refund such overpayment if the Term has ended and Tenant has no further obligation to Landlord.

     Terms used herein are defined as follows:

     (i) "Tax Year" means the twelve-month period beginning July 1 each year during the Term or if the appropriate governmental tax fiscal period shall begin on any date other than July 1, such other date. If during the Lease Term the Tax Year is changed by applicable law to less than a full 12-month period, the Base Taxes and Base Taxes Allocable to the Premises shall each be proportionately reduced.

     (ii) "Landlord's Tax Expenses Allocable to the Premises" shall mean (a) the same proportion of Landlord's Tax Expenses for and pertaining to the Building as the Rentable Floor Area of Tenant's Space bears to the Total Rentable Floor Area of the Building plus (b) the same proportion of Landlord's Tax Expenses for and pertaining to the Site as the Rentable Floor Area of Tenant's Space bears to the Total Rentable Floor Area of the Buildings.

     (iii) "Landlord's Tax Expenses" with respect to any Tax Year means the aggregate real estate taxes on the Building and Site with respect to that Tax Year, reduced by any abatement receipts with respect to that Tax Year.

     (iv) "Base Taxes" is hereinbefore defined in Section 1.1.

     (v) "Base Taxes Allocable to the Premises" means (i) the same proportion of Base Taxes for and pertaining to the Building as the Rentable Floor Area of Tenant's Space bears to the Total Rentable Floor Area of the Building, plus (ii) the same proportion of Base Taxes for and pertaining to the Site as the Rentable Floor Area of Tenant's Space bears to the Total Rentable Floor Area of the Buildings.

     (vi) "Real estate taxes" means all taxes and special assessments of every kind and nature assessed by any governmental authority on the Building or Site which the Landlord shall become obligated to pay because of or in connection with the ownership, leasing and operation of the Site, the Building and the Property and reasonable expenses of any formal or informal proceedings for negotiation or abatement of taxes. The amount of special taxes or special assessments to be included shall be limited to the amount of the installment (plus any interest, other than penalty interest, payable thereon) of such special tax or special assessment required to be paid during the year in respect of which such taxes are being determined. There shall be excluded from such taxes all income, estate, succession, inheritance and transfer taxes; provided, however, that if at any time during the Term the present system of ad valorem taxation of real property shall be changed so that in lieu of the whole or any part of the ad valorem tax on real property there shall be assessed on Landlord a capital levy or other tax on the gross rents received with respect to the Site or Building, or a federal, state, county, municipal, or other local income, franchise, excise or similar tax, assessment levy or charge distinct from any now in effect in the jurisdiction in which the Site or Building are located) measured by or based, in whole or in part, upon any such gross rents, then any and all of such taxes, assessments, levies or charges, to the extent so measured or based, shall be deemed to be included within the term "real estate taxes" but only to the extent that the same would be payable if the Site and Buildings were the only property of Landlord.

2.8 Tenant shall pay to Landlord, as Additional Rent, Tenant's Proportionate Share (hereinafter defined) of the cost incurred by the Landlord in furnishing electricity and heating, ventilating and air conditioning ("HVAC") to the Building and the Site, including common areas and facilities and space occupied by tenants, (but expressly excluding utility charges separately chargeable to tenants for additional or special services and excluding electricity for the HVAC unit serving the

     Premises exclusively which shall be measured by a separate submeter pursuant to Exhibit C), and Tenant shall pay on account thereof, at the time that monthly installments of Annual Fixed Rent are due and payable, as Additional Rent, an amount equal to 1/12th (prorated for any partial month) of the amount estimated by Landlord from time to time as the Tenant's Proportionate Share of the annual cost thereof. If with respect to any calendar year falling within the Term or fraction of a calendar year falling within the Term at the beginning or end thereof, the Tenant's Proportionate Share of the cost of furnishing electricity and HVAC to the Building and the Site exceeds the amounts payable on account thereof, then Tenant shall pay to Landlord, as Additional Rent, on or before the thirtieth (30th) day following receipt by Tenant of the statement referred to below in this Section 2.8, Tenant's Proportionate Share of the amount of such excess. For and with respect to the electricity and HVAC of the Building, the Tenant's Proportionate Share shall be a fraction, the numerator of which is the Rentable Floor Area of Tenant's Space and the denominator of which is the Total Rentable Floor Area of the Building, and for and with respect to the electricity for the Site the Tenant's Proportionate Share shall be a fraction, the numerator of which is the Rentable Floor Area of Tenant's Space and the denominator of which is the Total Rentable Floor Area of the Buildings.

     Not later than one hundred twenty (120) days after the end of the first calendar year or fraction thereof ending December 31 and of each succeeding calendar year during the Term or fraction thereof at the end of the Term, Landlord shall render Tenant a reasonably detailed accounting certified by a representative of Landlord showing for the preceding calendar year, or fraction thereof, as the case may be, the costs of furnishing electricity and HVAC to the Building and the Site. Said statement to be rendered to Tenant also shall show for the preceding year or fraction thereof, as the case may be, the amount already paid by Tenant on account of electricity and HVAC, and the amount remaining due from, or overpaid by, Tenant for the year or other period covered by the statement.

                                  ARTICLE III

                       CONDITION OF PREMISES; ALTERATIONS

3.1  SUBSTANTIAL COMPLETION

     (A) Landlord shall perform the work described on Exhibit B annexed hereto and described therein as the Phase I Construction and the Phase II Construction (collectively, "Landlord's Work"); provided, however, that the Landlord shall have no responsibility for the installation or connection of Tenant's computer, telephone, other communication equipment, systems or wiring. It is agreed that (i) construction of the Phase I Construction is intended to be "turnkey" and will be completed at Landlord's sole cost and expense (subject to the terms of Section 3.1(B) below) and (ii) subject to
     Section 3.2.B, Tenant shall, as Additional Rent, after the Phase II Construction is completed, reimburse Landlord upon demand an amount ("Phase II Contribution") equal to the lesser of (x) one-half (1/2) of the cost of the Phase II Construction or (y) Two Thousand and 00/100 ($2,000.00) Dollars, and Landlord shall be responsible for the balance of the costs of the Phase II Construction. Landlord's Work shall be performed using Building Standard methods, materials and finishes. Landlord and Tenant hereby agree that that certain letter agreement dated June 27, 2002 between Landlord and Tenant relating to reimbursement of certain construction related costs shall upon the full execution and delivery of this Lease be of no further force or effect.

     (B) If Tenant shall request any revisions to Landlord's Work, Landlord shall have such revisions prepared at Tenant's sole cost and expense and Tenant shall reimburse Landlord for the cost of preparing any such revisions to the Landlord's Work, plus any applicable state sales or use tax thereon, upon demand. Promptly upon completion of the revisions, Landlord shall notify Tenant in writing of the increased cost in Landlord's Work, if any, resulting from such revisions to the Landlord's Work. Tenant, within one business day shall notify Landlord in writing whether it desires to proceed with such revisions. In the absence of such written authorization, Landlord shall have the option to continue to work on the Premises disregarding the requested revision. Tenant shall be responsible for any Tenant Delay in completion of the Premises resulting from any revisions to the Landlord's Work. If such revisions result in an increase in the cost of Landlord's Work, such increased costs plus any applicable state sales or use tax thereon, shall be payable by Tenant upon demand. Notwithstanding anything herein to the contrary, all revisions to the Landlord's Work shall be subject to the approval of Landlord.

     (C) Subject to delays due to Force Majeure, as defined in Section 6.1, Landlord shall use reasonable speed and diligence in the performance of Landlord's Work, but Tenant shall have no claim against Landlord for failure so to complete construction of Landlord's Work in the Premises, except for the right to terminate this Lease, without further liability to either party, in accordance with the provisions hereinafter specified in
     Section 3.2.

     The Phase I Construction shall be treated as having been substantially completed on the later of:

     (a) The date on which the Phase I Construction, together with common facilities for access and services to the Premises, has been completed (or would have been completed except for Tenant Delay) except for items of work and adjustment of equipment and fixtures which can be completed after occupancy has been taken without causing substantial interference with Tenant's use of the Premises (i.e. so-called "punch list" items) and items of work for which there is a long lead time in obtaining the materials therefore or which are specially or specifically manufactured, produced or milled for the work in or to the Premises and require additional time for receipt or installation ("long lead" items), or

     (b) The date when Landlord has received a Certificate of Occupancy, as defined in Section 2.4(a).

     The Phase II Construction shall be performed promptly after the substantial completion of the Phase I Construction.

     Landlord shall complete as soon as conditions practically permit all items and work excepted by Section 3.1(C)(a) above, and Tenant shall cooperate with Landlord in providing access as may be required to complete such work in a normal manner. Landlord shall permit Tenant access for installing Tenant's trade fixtures in portions of the Premises prior to substantial completion when it can be done without material interference with remaining work or with the maintenance of harmonious labor relations. In the event of any dispute as to the date on which the Phase I Construction has been completed as described in subsection 3.1(B)(a) above, the reasonable determination of Landlord's architect as to such date shall be deemed conclusive and binding on both Landlord and Tenant.

     Tenant agrees that no delay by it, or anyone employed by it, in performing work to prepare the Premises for occupancy (including, without limitation, the work in installing Tenant's trade fixtures) (collectively a "Tenant Delay") shall delay commencement of the Term or the obligation to pay rent, regardless of the reason for such delay or whether or not it is within the control of Tenant or any such employee, and the Phase I Construction shall be deemed completed as of the date when the same would have been substantially completed except for Tenant Delay, as determined by Landlord in the exercise of its good faith business judgment. Nothing contained in this paragraph shall limit or qualify or prejudice any other covenants, agreements, terms, provisions and conditions contained in this Lease.

3.2 A. If Landlord shall have failed substantially to complete the Phase I Construction in the Premises described in Exhibit B on or before the Outside Completion Date for Phase I Construction as defined in Section 1.1 hereof (which date shall be extended automatically for such periods of time as Landlord is prevented from proceeding with or completing the same by reason of Force Majeure as defined in Section 6.1) Tenant shall have the right to terminate this Lease by giving notice ("Termination Notice") to Landlord of Tenant's desire to do so before such completion and after the Outside Completion Date for the Phase I Construction (as so extended) and by paying to Landlord, at the time that Tenant gives such Termination Notice, the sum of Thirty Thousand and 00/100 ($30,000.00) Dollars ("Termination Fee"); and, upon the giving of such Termination Notice and the payment of such Termination Fee, the term of this Lease shall cease and come to an end without further liability or obligation on the part of either party; and such right of termination shall be Tenant's sole and exclusive remedy for Landlord's failure so to complete the Phase I Construction within such time. Each day of Tenant Delay shall be deemed conclusively to cause an equivalent day of delay by Landlord in substantially completing the Phase I Construction pursuant to Section 3.1, and thereby automatically extend for each such equivalent day of delay the date of the Outside Completion Date for the Phase I Construction. If Tenant fails to pay the Termination Fee at the time Tenant gives such Termination Notice, then Tenant's Termination Notice shall be null and void and of no force or effect.

     B. In addition, if Landlord shall have failed to obtain a permanent Certificate of Occupancy on or before the expiration of the temporary Certificate of Occupancy, as such temporary Certificate of Occupancy may be extended, and if such failure is not due to the acts or omissions of Tenant, Tenant's agents, contractors or employees, then Tenant shall have the right to terminate this Lease by giving notice ("CO Termination Notice") to Landlord of Tenant's desire to do so before Landlord obtains the permanent Certificate of Occupancy and, upon the giving of such CO Termination Notice, the term of this Lease shall cease and come to an end without further liability or obligation on the part of either party; and such right of termination shall be Tenant's sole and exclusive remedy for Landlord's failure so to obtain a permanent Certificate of Occupancy on or before the expiration of the temporary Certificate of Occupancy, as it may be extended.

     C. If Landlord shall have failed substantially to complete the Phase II Construction in the Premises described in Exhibit B on or before the Outside Completion Date for the Phase II Construction as defined in Section
     1.1 hereof (which date shall be extended automatically for such periods of time as Landlord is prevented from proceeding with or completing the same by reason of Force Majeure as defined in Section 6.1) then Tenant shall have no obligation to pay to Landlord the Phase II Contribution, as defined in Section 3.1(A), which shall be Tenant's sole and exclusive remedy for Landlord's failure so to complete the Phase II Construction within such time. Each day of Tenant Delay shall be deemed conclusively to cause an equivalent day of delay by Landlord in substantially completing the Phase II Construction pursuant to Section 3.1, and thereby automatically extend for such equivalent day of delay the date of the Outside Completion Date for the Phase II Construction.

3.3 This Section 3.3 shall apply before and during the Term. All construction work required or permitted by this Lease shall be done in a good and workmanlike manner and in compliance with all applicable laws, ordinances, rules, regulations, statutes, by-laws, court decisions, and orders and requirements of all public authorities ("Legal Requirements") and all Insurance Requirements (as defined in this Section 3.3 hereof). All of Tenant's work shall be coordinated with any work being performed by or for Landlord and in such manner as to maintain harmonious labor relations. Each party may inspect the work of the other at reasonable times and shall promptly give notice of observed defects. Each party authorizes the other to rely in connection with design and construction upon approval and other actions on the party's behalf by any Construction Representative of the party named in Section 1.1 or any person hereafter designated in substitution or addition by notice to the party relying. Except as otherwise provided in Article IV, the work required of Landlord pursuant to this Article III, if any, shall be deemed approved by Tenant when Tenant commences occupancy of the Premises for the Permitted Use, except for items which are then uncompleted (including punch list items and long lead items) and as to which Tenant shall have given Landlord notice prior to such date. Tenant shall not make alterations and additions to Tenant's space except in accordance with plans and specifications therefor first approved by Landlord, which approval shall not be unreasonably withheld or delayed. However, Landlord's determination of matters relating to aesthetic issues relating to alterations, additions or improvements which are visible outside the Premises shall be in Landlord's sole discretion. Without limiting such standard Landlord shall not be deemed unreasonable for withholding approval of any alterations or additions (including, without limitation, any alterations or additions to be performed by Tenant under Section 3.1) which (a) involve or, in Landlord's opinion, might affect any structural or exterior element of the Building, any area or element outside of the Premises, or any facility serving any area of the Building outside of the Premises, or (b) will delay completion of the Premises or Building, or (c) will require unusual expense to readapt the Premises to normal office use on Lease termination or increase the cost of construction or of insurance or taxes on the Building or of the services called for by Section 4.1 unless Tenant first gives assurance acceptable to Landlord for payment of such increased cost and that such readaptation will be made prior to such termination without expense to Landlord, or (d) are inconsistent, in Landlord's judgment, with alterations satisfying Landlord's standards for new alterations in the Building. Landlord's review and approval of any such plans and specifications and consent to perform work described therein shall not be deemed an agreement by Landlord that such plans, specifications and work conform with applicable Legal Requirements and requirements of insurers of the Building (herein cared "Insurance Requirements") nor deemed a waiver of Tenant's obligations under this Lease with respect to applicable Legal Requirements and Insurance Requirements nor impose any liability or obligation upon Landlord with respect to the completeness, design sufficiency or compliance of such plans, specifications and work with applicable Legal Requirements and Insurance Requirements. Within 30 days after receipt of an invoice from Landlord, Tenant shall pay to Landlord, as a fee for Landlord's review of any plans or work (excluding any review respecting initial improvements), as Additional Rent: (i) actual out-of-pocket cost of such review, plus (ii) third party expenses incurred by Landlord to review Tenant's plans and Tenant's work. All alterations and additions shall be part of the Building unless and until Landlord shall specify the same for removal pursuant to
     Section 5.2. All of Tenant's alterations and additions and installation of furnishings shall be coordinated with any work being performed by Landlord and in such manner as to maintain harmonious labor relations and not to damage the Buildings or Site or interfere with construction or operation of the Buildings and other improvements to the Site and, except for installation of furnishings, shall be performed by Landlord's general contractor or by contractors or workers first approved by Landlord. Except for work by Landlord's general contractor, Tenant, before its work is started, shall secure all licenses and permits necessary therefor; deliver to Landlord a statement of the names of all its contractors and subcontractors and the estimated cost of all labor and material to be furnished by them and security satisfactory to Landlord protecting Landlord against liens arising out of the furnishing of such labor and material; and cause each contractor to carry workmen's compensation insurance in statutory amounts covering all the contractor's and subcontractor's employees and commercial general liability insurance or comprehensive general liability insurance with a broad form comprehensive liability endorsement with such limits as Landlord may reasonably require, but in no event less than $3,000,000.00 combined single limit per occurrence on a per location basis (all such insurance to be written in companies approved by Landlord and naming and insuring Landlord and Landlord's managing agent as additional insureds and insuring Tenant as well as the contractors), and to deliver to Landlord certificates of all such insurance. Tenant agrees to pay promptly when due the entire cost of any work done on the Premises by Tenant, its agents, employees, or independent contractors, and not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Premises or the Buildings or the Site and immediately to discharge any such liens which may so attach. Tenant shall pay, as additional rent, 100% of any real estate taxes on the Complex which shall, at any time after commencement of the Term, result from any alteration, addition or improvement to the Premises made by Tenant.

                                   ARTICLE IV

                 LANDLORD'S COVENANTS; INTERRUPTIONS AND DELAYS

4.1  Landlord covenants:

     4.1.1 To furnish services, utilities, facilities and supplies set forth in Exhibit C equal to those customarily provided by landlords in high quality buildings in the Boston West Suburban Market subject to escalation reimbursement in accordance with Section 2.6.

     4.1.2 To furnish, at Tenant's expense, reasonable additional Building operation services which are usual and customary in similar office buildings in the Boston West Suburban Market upon reasonable advance request of Tenant at reasonable and equitable rates from time to time established by Landlord.

     4.1.3 Subject to the escalation provisions of Section 2.6 and except as otherwise provided in Article VI, (i) to make such repairs to the roof, exterior walls, floor slabs and common areas and facilities and all water, sewer, electrical, sprinkler, HVAC and other Building systems which serve the Building generally as may be necessary to keep them in serviceable condition and (ii) to maintain the Building (exclusive of Tenant's responsibilities under this Lease) in a first class manner comparable to the maintenance of similar properties in the Boston West Suburban Market.

     4.1.4 To provide and install, at Landlord's expense for the initial installation (all changes thereafter at Tenant's expense), letters or numerals on doors in the Premises and Tenant identification on the Building directory in the lobby of the Building to identify Tenant's official name and Building address; all such letters and numerals shall be in the building standard graphics and no others shall be used or permitted on the Premises.

4.2 Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from the necessity of Landlord or its agents entering the Premises for any of the purposes in this Lease authorized, or for repairing the Premises or any portion of the Building or Site however the necessity may occur. In case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any services or performing any other covenant or duty to be performed on Landlord's part, by reason of any cause reasonably beyond Landlord's control, including without limitation strike, lockout, breakdown, accident, order or regulation of or by any Governmental authority, or failure of supply, or inability by the exercise of reasonable diligence to obtain supplies, parts or employees necessary to furnish such services, or because of war or other emergency, or for any cause due to any act or neglect of Tenant or Tenant's servants, agents, employees, licensees or any person claiming by, through or under Tenant, or other causes reasonably beyond Landlord's control, Landlord shall not be liable to Tenant therefor, nor, except as expressly otherwise provided in
     Article VI, shall Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from Premises.

     Landlord reserves the right to stop any service or utility system, when necessary by reason of accident or emergency, or until necessary repairs have been completed; provided, however, that in each instance of stoppage, Landlord shall exercise reasonable diligence to eliminate the cause thereof. Except in case of emergency repairs, Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to Tenant by reason thereof.

4.3 Subject to the limitations on Landlord's liability set forth in this Lease, and subject to Section 8.19, Landlord agrees to indemnify, defend and save harmless Tenant from and against any claim arising from any accident, injury or damage occurring in the Premises, in the Building or on the Property after the date that possession of the Premises is first delivered to Tenant and until the expiration or earlier termination of the Lease Term, to the extent that such accident, injury or damage results from the negligence or willful misconduct of Landlord or Landlord's agents, employees or contractors. Landlord shall have the right, without Tenant's approval, to settle any litigation arising within the scope of Landlord's indemnity, provided that Tenant is not required to pay any portion of such settlement.

                                    ARTICLE V

                               TENANT'S COVENANTS

     Tenant covenants during the term and such further time as Tenant occupies any part of the Premises:

5.1 To pay when due all fixed rent and additional rent and all charges for utility services rendered to the Premises (except as otherwise provided in Exhibit C) and, as further additional rent, all charges for additional services rendered pursuant to Section 4.1.2.

5.2 Except as otherwise provided in Article VI and Section 4.1.3 to keep the Premises in good order, repair and condition, reasonable wear and tear only excepted (the parties hereby acknowledging that the carpeting in the Premises presently has significant gaps in the seams which Tenant shall not be obligated to repair hereunder), and all glass in windows (except glass in exterior walls unless the damage thereto is attributable to Tenant's negligence or misuse) and doors of the Premises whole and in good condition with glass of the same type and quality as that injured or broken, damage by fire or taking under the power of eminent domain only excepted, and at the expiration or termination of this Lease peaceably to yield up the Premises all construction, work, improvements, and all alterations and additions thereto in good order, repair and condition, reasonable wear and tear only excepted, first removing (i) all goods and effects of Tenant,
     (ii) the wiring for Tenant's computer, telephone and other communication systems and equipment, unless Landlord, by notice to Tenant given at least ten (10) days before such expiration or termination, specifies that such wiring need not be removed, and (iii) to the extent specified by Landlord by notice to Tenant given at least ten (10) days before such expiration or termination, all alterations and additions made by Tenant and all partitions, and repairing any damages caused by such removal and restoring the Premises and leaving them clean and neat. Notwithstanding the foregoing, Landlord agrees to make such election at the time that Landlord approves Tenant's plans for any such alterations, etc., if Tenant requests in writing that Landlord make such election at the time that Tenant requests Landlord's approval of such alterations, etc. Tenant shall not permit or commit any waste, and Tenant shall be responsible for the cost of repairs which may be made necessary by reason of damage to common areas in the Building, to the Site or to the other building caused by Tenant, Tenant's agents, employees, contractors, sublessees, licensees, concessionaires or invitees. Tenant shall maintain all its equipment, furniture and furnishings in good order and repair. Landlord agrees to assign any warranties to Tenant for enforcement which Landlord receives in connection with the HVAC unit installed by Landlord as part of the Landlord's Work.

5.3 To use the Premises for the Permitted Uses only, and not to injure or deface the Premises, Building, the Additional Building, the Site or any other part of the Complex nor to permit in the Premises or on the Site any auction sale, vending machine, or inflammable fluids or chemicals, or nuisance, or the emission from the Premises of any objectionable noise or odor, nor to use or devote the Premises or any part thereof for any purpose other than the Permitted Uses, nor any use thereof which is inconsistent with the maintenance of the Building as an office building of the first class in the quality of its maintenance, use and occupancy, or which is improper, offensive, contrary to law or ordinance or liable to invalidate or increase the premiums for any insurance on the Building or its contents or liable to render necessary any alteration or addition to the Building. Further, (i) Tenant shall not, nor shall Tenant permit its employees, invitees, agents, independent contractors, contractors, assignees or subtenants to, keep, maintain, store or dispose of (into the sewage or waste disposal system or otherwise) or engage in any activity which might produce or generate any substance which is or may hereafter be classified as a hazardous material, waste or substance (collectively "Hazardous Materials") (other than standard quantities of customary office supplies and cleaning materials kept, used and disposed of in accordance with all applicable laws), under federal, state or local laws, rules and regulations, including, without limitation, 42 U.S.C. Section 6901 et seq., 42 U.S.C. Section 9601 et seq., 42 U.S.C. Section 2601 et seq., 49 U.S.C.
     Section 1802 et seq. and Massachusetts General Laws, Chapter 21E and the rules and regulations promulgated under any of the foregoing, as such laws, rules and regulations may be amended from time to time (collectively "Hazardous Materials Laws"), (ii) Tenant shall immediately notify Landlord of any incident in, on or about the Premises, the Building or the Site that would require the filing of a notice under any Hazardous Materials Laws,
     (iii) Tenant shall comply and shall cause its employees, invitees, agents, independent contractors, contractors, assignees and subtenants to comply with each of the foregoing and (iv) Landlord shall have the right to make such inspections (including testing) as Landlord shall elect from time to time to determine that Tenant is complying with the foregoing.

5.4 Not to obstruct in any manner any portion of the Building not hereby leased or any portion thereof or of the other building or of the Site used by Tenant in common with others; not without prior consent of Landlord to permit the painting or placing of any signs, curtains, blinds, shades, awnings, aerials or flagpoles, or the like, visible from outside the Premises; and to comply with all reasonable Rules and Regulations now or hereafter made by Landlord, of which Tenant has been given notice, for the care and use of the Building and Site and their facilities and approaches; Landlord shall not be liable to Tenant for the failure of other occupants of the Buildings to conform to such rules and regulations. Notwithstanding anything to the contrary in this Lease contained, Landlord agrees that it will not enforce said Rules and Regulations against Tenant in a discriminatory or arbitrary manner.

5.5 To keep the Premises equipped with all safety appliances required by any public authority because of any use made by Tenant other than normal office use, and to procure all licenses and permits so required because of such use and, if requested by Landlord, to do any work so required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way Tenant's Permitted Use.

5.6 Except as otherwise expressly provided herein, Tenant covenants and agrees that it shall not assign, mortgage, pledge, hypothecate or otherwise transfer this Lease and/or Tenant's interest in this Lease or sublet (which term, without limitation, shall include granting of concessions, licenses or the like) the whole or any part of the Premises. Any assignment, mortgage, pledge, hypothecation, transfer or subletting not expressly permitted in or consented to by Landlord under Sections 5.6.1-5.6.5 shall be void, ab initio; shall be of no force and effect; and shall confer no rights on or in favor of third parties. In addition, Landlord shall be entitled to seek specific performance of, and other equitable relief with respect to, the provisions hereof. Notwithstanding the foregoing, changes in equity ownership in Tenant shall not constitute an assignment for the purposes of this Section 5.6 nor be subject to Landlord's termination right pursuant to Section 5.6.1.1 nor require notice to Landlord pursuant to
     Section 5.6 3 nor require a separate written instrument with Landlord pursuant to Section 5.6.5 nor be deemed transfers or other events requiring Landlord's consent under this Section 5.6 of the Lease so long as such changes are not for the purpose of avoiding or otherwise circumventing the provisions of this Section 5.6.

     5.6.1 Notwithstanding the foregoing provisions of Section 5.6 above and the provisions of Section 5.6.2 below, but subject to the provisions of Sections 5.6.3, 5.6.4 and 5.6.5, below Tenant shall have the right to assign this Lease or to sublet the Premises (in whole or in part) to any parent or subsidiary corporation or affiliate of Tenant or to any corporation or entity into which Tenant may be converted into or with which it may be merged or consolidated or which shall succeed to all or substantially all of the business or assets of Tenant, provided that the entity to which this Lease is so assigned or which so sublets the Premises has a credit worthiness (e.g. assets on a pro forma basis using generally accepted accounting principles consistently applied and using the most recent financial statements) which is the same or better than the Tenant as of the Date of this Lease. For purposes hereof, an "affiliate" shall be any person or entity which shall control, shall be controlled by or shall be under common control with Tenant. If any parent or subsidiary corporation or affiliate of Tenant to which this Lease is assigned or the Premises sublet (in whole or in part) shall cease to be such a parent or subsidiary corporation or affiliate, such cessation shall be considered an assignment or subletting requiring Landlord's consent. Section 5.6.1.1 shall not be applicable to an assignment or sublease pursuant to this Section 5.6.1.

          5.6.1.1 Notwithstanding the provisions of Section 5.6 above, in the event Tenant desires to assign this Lease or to sublet the whole (but not part) of the Premises (no partial subletting being permitted other than as provided in Section 5.6.1), Tenant shall notify Landlord thereof in writing and Landlord shall have the right at its sole option, to be exercised within thirty (30) days after receipt of Tenant's notice, to terminate this Lease as of a date specified in a notice to Tenant, which date shall be sixty
               (60) days after Landlord's notice to Tenant; provided, however, that upon the termination date as set forth in Landlord's notice, all obligations relating to the period after such termination date (but not those relating to the period before such termination date) shall cease and promptly upon being billed therefor by Landlord, Tenant shall make final payment of all rent and additional rent due from Tenant through the termination date. In the event that Landlord shall not exercise its termination rights as aforesaid, or shall fail to give any or timely notice pursuant to this Section the provisions of Sections 5.6.2-5.6.5 shall be applicable. This Section 5.6.1.1 shall not be applicable to an assignment or sublease pursuant to Section 5.6.1.

     5.6.2 Notwithstanding the provisions of Section 5.6 above, but subject to the provisions of this Section 5.6.2 and the provisions of Sections 5.6.3, 5.6.4 and 5.6.5 below, in the event that Landlord shall not have exercised the termination right as set forth in Section 5.6.1.1, or shall have failed to give any or timely notice under Section 5.6.1.1, then for a period of ninety (90) days (i) after the receipt of Landlord's notice stating that Landlord does not elect the termination right, or (ii) after the expiration of the thirty (30) day period referred to in Section 5.6.1.1 in the event Landlord shall not give any or timely notice under Section 5.6.1.1, as the case may be, Tenant shall have the right to assign this Lease or sublet the whole (but not part) of the Premises in accordance with Tenant's notice to Landlord given as provided in Section 5.6.3 provided that, in each instance, Tenant first obtains the express prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Without limiting the foregoing standard, Landlord shall not be deemed to be unreasonably withholding its consent to such a proposed assignment or subleasing if:

     (a) the proposed assignee or subtenant is a tenant in the Building, is (or within the previous sixty (60) days has been) in active negotiation with Landlord for premises in the Building or is not of a character consistent with the operation of a first class office building (by way of example Landlord shall not be deemed to be unreasonably withholding its consent to an assignment or subleasing to any governmental or quasi-governmental agency), or

     (b) the proposed assignee or subtenant is not of good character and reputation, or

     (c) the proposed assignee or subtenant does not possess adequate financial capability to perform the Tenant obligations as and when due or required, or

     (d) the assignee or subtenant proposes to use the Premises (or part thereof) for a purpose other than the purpose for which the Premises may be used as stated in Section 1.1 hereof, or

     (e) the character of the business to be conducted or the proposed use of the Premises by the proposed subtenant or assignee shall (i) be likely to increase Landlord's Operating Expenses beyond that which Landlord now incurs for use by Tenant; (ii) be likely to increase the burden on elevators or other Building systems or equipment over the burden prior to such proposed subletting or assignment; or (iii) violate or be likely to violate any provisions or restrictions contained herein relating to the use or occupancy of the Premises, or

     (f) there shall be existing an Event of Default (defined in Section 7.1), or

     (g) any part of the rent payable under the proposed assignment or sublease shall be based in whole or in part on the income or profits derived from the Premises of if any proposed assignment or sublease shall potentially have any adverse effect on the real estate investment trust qualification requirements applicable to Landlord and its affiliates, or

     (h) the holder of any mortgage or ground lease on property which includes the Premises does not approve of the proposed assignment or sublease and Landlord provides evidence to Tenant of such disapproval of the proposed assignment or subletting.

     5.6.3 Tenant shall give Landlord prior notice of any proposed sublease or assignment (provided that, if prohibited by confidentiality in connection with a proposed sale, merger, consolidation or reorganization, then Tenant shall give Landlord written notice within 10 days after the effective date of the proposed sale, merger, consolidation or reorganization), and said notice shall specify the provisions of the proposed assignment or subletting, including (a) the name and address of the proposed assignee or subtenant, (b) in the case of a proposed assignment or subletting pursuant to Section 5.6.2, such information as to the proposed assignee's or proposed subtenant's net worth and financial capability and standing as may reasonably be required for Landlord to make the determination referred to in Section
          5.6.2 above (provided, however, that Landlord shall hold such information confidential having the right to release same to its officers, accountants, attorneys and mortgage lenders on a confidential basis), (c) all of the terms and provisions upon which the proposed assignment or subletting is to be made, (d) in the case of a proposed assignment or subletting pursuant to Section 5.6.2, all other information necessary to make the determination referred to in
          Section 5.6.2 above and (e) in the case of a proposed assignment or subletting pursuant to Section 5.6.1 above, such information as may be reasonably required by Landlord to determine that such proposed assignment or subletting complies with the requirements of said
          Section 5.6.1. No partial subletting shall be permitted.

          If Landlord shall consent to the proposed assignment or subletting, as the case may be, then, in such event, Tenant may thereafter sublease (the whole but (except in the case of a partial sublease under Section 5.6.1) not part of the Premises) or sign pursuant to Tenant's notice, as given hereunder; provided, however, that if such assignment or sublease shall not be executed and delivered to Landlord within ninety (90) days after the date of Landlord's consent, the consent shall be deemed null and void and the provisions of Section 5.6.1.1 shall be applicable.

     5.6.4 In addition, in the case of any assignment or subleasing as to which Landlord may consent (other than an assignment or subletting permitted under Section 5.6.1 hereof) such consent shall be upon the express and further condition, covenant and agreement, and Tenant hereby covenants and agrees that, in addition to the Annual Fixed Rent, additional rent and other charges to be paid pursuant to this Lease, fifty percent (50%) of the "Assignment/Sublease Profits" (hereinafter defined), if any, shall be paid to Landlord.

          The "Assignment/Sublease Profits" shall be the excess, if any, of (a) the "Assignment/Sublease Net Revenues" as hereinafter defined over (b) the Annual Fixed Rent and additional rent and other charges provided in this Lease (provided, however, that for the purpose of calculating the Assignment/Sublease Profits in the case of a sublease, appropriate proportions in the applicable Annual Fixed Rent, additional rent and other charges under this Lease shall be made based on the percentage of the Premises subleased and on the terms of the sublease). The "Assignment/Sublease Net Revenues" shall be the fixed rent, additional rent and all other charges and sums payable either initially or over the term of the sublease or assignment, less the reasonable costs of Tenant incurred in such subleasing or assignment (the definition of which shall include but not necessarily be limited to rent concessions, brokerage commissions and alteration allowances) as set forth in a statement certified by an appropriate officer of Tenant and delivered to Landlord within thirty (30) days of the full execution of the sublease or assignment document, amortized over the term of the sublease or assignment.

          All payments of the Assignment/Sublease Profits due Landlord shall be made within ten (10) days of receipt of same by Tenant.

     5.6.5 (A) It shall be a condition of the validity of any assignment or subletting permitted under Section 5.6.1 above, or consented to under
          Section 5.6.2 above, that both Tenant and the assignee or sublessee agree directly with Landlord in a separate written instrument reasonably satisfactory to Landlord which contains terms and provisions reasonably required by Landlord, including, without limitation, the agreement of the assignee or sublessee to be bound by all the obligations of the Tenant hereunder, including, without limitation, the obligation to pay the rent and other amounts provided for under this Lease (but in the case of a partial subletting pursuant to Section 5.6.1, such subtenant shall agree on a pro rata basis to be so bound) including the provisions of Sections 5.6 through 5.6.5 hereof (if prohibited by confidentiality in connection with a proposed sale, merger, consolidation or reorganization, then Tenant shall execute such written instrument within 10 days after the effective date of the proposed sale, merger, consolidation or reorganization), but such assignment or subletting shall not relieve the Tenant named herein of any of the obligations of the Tenant hereunder, Tenant shall remain fully and primarily liable therefor and the liability of Tenant and such assignee (or subtenant, as the case may be) shall be joint and several. Further, and notwithstanding the foregoing, the provisions hereof shall not constitute a recognition of the assignment or the assignee thereunder or the sublease or the subtenant thereunder, as the case may be, and at Landlord's option, upon the termination or expiration of the Lease (whether such termination is based upon a cause beyond Tenant's control, a default of Tenant, the agreement of Tenant and Landlord or any other reason), the assignment or sublease shall be terminated.

          (B) As Additional Rent, Tenant shall reimburse Landlord promptly for reasonable out of pocket legal and other expenses incurred by Landlord in connection with any request by Tenant for consent to assignment or subletting.

          (C) If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anyone other than Tenant, Landlord may upon prior notice to Tenant, at any time and from time to time, collect rent and other charges from the assignee, sublessee or occupant and apply the net amount collected to the rent and other charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or a waiver of the provisions of Sections 5.6 through 5.6.5 hereof, or the acceptance of the assignee, sublessee or occupant as a tenant or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained, the Tenant herein named to remain primarily liable under this Lease.

          (D) No assignment or subletting under any of the provisions of Sections 5.6.1 or 5.6.2 shall in any way be construed to relieve Tenant from obtaining the express consent in writing to Landlord to any further assignment or subletting which would otherwise require Landlord's consent hereunder.

          (E) Without limiting Tenant's obligations under Section 3.3, Tenant shall be responsible, at Tenant's sole cost and expense, for performing all work necessary to comply with Legal Requirements and Insurance Requirements in connection with any assignment or subletting hereunder including, without limitation, any work in connection with such assignment or subletting.

5.7 To defend with counsel first approved by Landlord (which approval shall not be unreasonably withheld or delayed), save harmless, and indemnify Landlord from any liability for injury, loss, accident or damage to any person or property, and from any claims, actions, proceedings and expenses and costs in connection therewith (including without limitation reasonable counsel fees) (i) arising from (a) the omission, fault, willful act, negligence or other misconduct of Tenant or Tenant's contractors, licensees, invitees, agents, servants, independent contractors or employees or (b) any use made or thing done or occurring on the Premises not due to the omission, fault, willful act, negligence or other misconduct of Landlord, or,(ii) resulting from the failure of Tenant to perform and discharge its covenants and obligations under this Lease; to maintain commercial general liability insurance or comprehensive general liability insurance written on an occurrence basis with a broad form comprehensive liability endorsement covering the Premises insuring Landlord and Landlord's managing agent (and such persons as are in privity of estate with Landlord and Landlord's managing agent as may be set out in notice from time to time) as additional insureds as well as Tenant with limits which shall, at the commencement of the Term, be at least equal to those stated in Section 1.1 and from time to time during the Term shall be for such higher limits, if any, as are customarily carried in Greater Boston with respect to similar properties or which may reasonably be required by Landlord, and workmen's compensation insurance with statutory limits covering all of Tenant's employees working in the Premises, and to deposit with Landlord on or before the Commencement Date and concurrent with all renewals thereof, certificates for such insurance bearing the endorsement that the policies will not be canceled until after thirty (30) days' written notice to Landlord. All insurance required to be maintained by Tenant pursuant to this Lease shall be maintained with responsible companies qualified to do business, and in good standing, in the Commonwealth of Massachusetts and which have a rating of at least "A-" and are within a financial size category of not less than "Class VIII" in the most current Best's Key Rating Guide or such similar rating as may be reasonably selected by Landlord if such Guide is no longer published.

5.8 That all of the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises or elsewhere in the Building or on the Site, shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or be borne by Landlord, except that Landlord shall in no event be indemnified or held harmless or exonerated from any liability to Tenant or to any other person, for any injury, loss, damage or liability to the extent that such injury, loss, damage, or liability is due to Landlord's negligence or willful misconduct or to the extent such indemnity, hold harmless or exoneration is prohibited by law. Further, Tenant, at Tenant's expense, shall maintain at all times during the Term of this Lease insurance against loss or damage covered by so-called "all risk" type insurance coverage with respect to Tenant's fixtures, equipment, goods, wares and merchandise, tenant improvements made by or paid for by Tenant, and other property of Tenant (collectively, "Tenant's Property"). Such insurance shall be in an amount at least equal to the full replacement cost of Tenant's Property.

5.9 To permit Landlord and its agents to examine the Premises at reasonable times upon reasonable advance notice (except that no notice shall be required in an emergency) and, if Landlord shall so elect, to make any repairs or replacements Landlord may deem necessary; to remove, at Tenant's expense, any alterations, addition, signs, curtains, blinds, shades, awnings, aerials, flagpoles, or the like not consented to in writing; and to show the Premises to prospective tenants during the eleven (11) months preceding expiration of the Term and to prospective purchasers and mortgagees at all reasonable times.

5.10 Not to place a load upon the Premises exceeding an average rate of 70 pounds of live load per square foot of floor area (partitions shall be considered as part of the live load); and not to move any safe, vault or other heavy equipment in, about or out of the Premises except in such manner and at such time as Landlord shall in each instance authorize; Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other space in the Building shall be so installed, maintained and used by Tenant so as to eliminate such vibration or noise.

5.11 To pay promptly when due all taxes which may be imposed upon Tenant's Property in the Premises to whomever assessed.

5.12 To comply with all applicable Legal Requirements now or hereafter in force which shall impose a duty on Tenant relating to or as a result of the Tenant's use or occupancy of the Premises; provided that Tenant shall not be required to make any alterations or additions to the Building systems, structure, roof, exterior and load bearing walls, foundation, structural floor slabs and other structural elements of the Building unless the same are required by such Legal Requirements as a result of or in connection with Tenant's use or occupancy of the Premises beyond normal use of space of this kind. Tenant shall promptly pay all fines, penalties and damages that may arise out of or be imposed because of its failure to comply with the provisions of this Section 5.12.

5.13 As Additional Rent, to pay all reasonable costs, counsel and other fees incurred by Landlord in connection with the successful enforcement by Landlord of any obligations of Tenant under this Lease or in connection with any bankruptcy case involving Tenant or any guarantor.

                                   ARTICLE VI

                               CASUALTY AND TAKING

6.1 In case during the Lease Term the Building is damaged by fire or casualty and (i) such fire or casualty damage cannot, in the ordinary course, reasonably be expected to be repaired within one hundred twenty (120) days from the time that repair work would commence as reasonably determined by Landlord, or (ii) in any case where the holder of any mortgage which includes the Building as a part of the mortgaged premises or any ground lessor of any ground lease which includes the Site as part of the demised premises does not allow the net insurance proceeds to be applied to the restoration of the Building (and/or the Site), Landlord may, at its election, terminate this Lease by notice given to Tenant within sixty (60) days after the date of such fire or other casualty, specifying the effective date of termination. The effective date of termination specified by Landlord shall not be less than thirty (30) days nor more than forty-five
     (45) days after the date of notice of such termination.

     In case during the last year of the Lease Term, the Premises are damaged by fire or casualty and such fire or casualty damage cannot, in the ordinary course, reasonably be expected to be repaired within one hundred fifty
     (150) days (and/or as to special work or work which requires long lead time then if such work cannot reasonably be expected to be repaired within such additional time as is reasonable under the circumstances given the nature of the work) from the time that repair work would commence as reasonably determined by Landlord, Tenant may, at its election, terminate this Lease by notice given to Landlord within sixty (60) days after the date of such fire or other casualty, specifying the effective date of termination. The effective date of termination specified by Tenant shall be not less than thirty (30) days nor more than forty-five (45) days after the date of notice of such termination.

     In the event that the Lease is terminated pursuant to this Article VI, a just proportion of the Annual Fixed Rent, Tenant's share of Operating Costs, Tenant's share of real estate taxes and Tenant's Proportionate Share of electricity and HVAC according to the nature and extent of the injury to the Premises shall be abated from the date of such fire or other casualty until the effective termination date.

     Unless terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect following any such damage subject, however, to the following provisions.

     If the Building or any part thereof is damaged by fire or casualty and this Lease is not so terminated, or Landlord or Tenant have no right to terminate this Lease, Landlord promptly after such damage and the determination of the net amount of insurance proceeds available shall use due diligence to restore the Premises and the Building in the event of damage thereto (excluding Tenant's Property) into proper condition for use and occupation and a just proportion of the Annual Fixed Rent, Tenant's share of Operating Costs, Tenant's share of real estate taxes and Tenant's Proportionate Share of electricity and HVAC according to the nature and extent of the injury to the Premises shall be abated until the Premises shall have been put by Landlord substantially into such condition except for punch list items and long lead items. Notwithstanding anything herein contained to the contrary, Landlord shall not be obligated to expend for such repair and restoration any amount in excess of the net insurance proceeds.

     Where Landlord is obligated or otherwise elects to effect restoration of the Premises, unless such restoration is completed within nine (9) months from the date of the casualty or taking, such period to be subject, however, to extension where the delay in completion of such work is due to Force Majeure, as defined hereinbelow (but in no event beyond twelve (12) months from the date of the casualty or taking), Tenant shall have-the right to terminate this Lease at any time after the expiration of such nine-month (as extended) period until the restoration is substantially completed, such termination to take effect as of the thirtieth (30th) day after the date of receipt by Landlord of Tenant's notice, with the same force and effect as if such date were the date originally established as the expiration date hereof unless, within thirty (30) days after Landlord's receipt of Tenant's notice, such restoration is substantially completed, in which case Tenant's notice of termination shall be of no force and effect and this Lease and the Lease Term shall continue in full force and effect. When used herein, "Force Majeure" shall mean any prevention, delay or stoppage due to governmental regulation, strikes, lockouts, acts of God, acts of war, terrorists acts, civil commotions, unusual scarcity of or inability to obtain labor or materials, labor difficulties, casualty or other causes reasonably beyond Landlord's control or attributable to Tenant's action or inaction.

6.2 Notwithstanding anything to the contrary contained in this Lease, if the Building or the Premises shall be substantially damaged by fire or casualty as the result of a risk not covered by the forms of casualty insurance at the time maintained by Landlord and such fire or casualty damage cannot, in the ordinary course, reasonably be expected to be repaired within thirty
     (30) days from the time that repair work would commence, Landlord may, at its election, terminate the Term of this Lease by notice to the Tenant given within thirty (30) days after such loss. If Landlord shall give such notice, then this Lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof.

6.3 If the entire Building, or such portion of the Premises or access thereto as to render the balance (if reconstructed to the maxim extent practicable in the circumstances) unsuitable for Tenant's purposes, shall be taken by condemnation or right of eminent domain, Landlord or Tenant shall have the right to terminate this Lease by notice to the other of its desire to do so, provided that such notice is given not later than thirty (30) days after Tenant has been deprived of possession. If either party shall give such notice, then this Lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof.

     Further, if (i) so much of the Building or Site shall be so taken that continued operation of the Building would be uneconomic as a result of the taking, or (ii) the holder of any mortgage which includes the Premises as part of the mortgaged premises or any ground lessor of any ground lease which includes the Site as part of the demised premises does not allow the net condemnation proceeds to be applied to the restoration of the Building, Landlord shall have the right to terminate this Lease by giving notice to Tenant of Landlord's desire to do so not later than thirty (30) days after Tenant has been deprived of possession of the Premises (or such portion thereof as may be taken). If Landlord shall give such notice, then this Lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof.

     Should any part of the Premises be so taken or condemned during the Lease Term hereof, and should this Lease not be terminated in accordance with the foregoing provisions, Landlord agrees that after the determination of the net amount of condemnation proceeds available to Landlord, Landlord shall use due diligence to put what may remain of the Premises into proper condition for use and occupation as nearly like the condition of the Premises prior to such taking as shall be practicable (excluding Tenant's Property). Notwithstanding the foregoing, Landlord shall not be obligated to expend for such repair and restoration any amount in excess of the net condemnation proceeds made available to it.

     If the Premises or the access thereto shall be affected by any exercise of the power of eminent domain, then the Annual Fixed Rent, Tenant's share of Operating Costs, Tenant's share of real estate taxes and Tenant's Proportionate Share of electricity and HVAC shall be justly and equitably abated and reduced according to the nature and extent of the loss of use thereof suffered by Tenant; and in case of a taking which permanently reduces the Rentable Floor Area of the Premises, a just proportion of the Annual Fixed Rent, Tenant's share of operating costs and Tenant's share of real estate taxes shall be abated for the remainder of the Lease Term.

6.4 Landlord shall have and hereby reserves to itself any and all rights to receive awards made for damages to the Premises, the Buildings, the Complex and the Site and the leasehold hereby created, or any one or more of them, accruing by reason of exercise of eminent domain or by reason of anything lawfully done in pursuance of public or other authority. Tenant hereby grants, releases and assigns to Landlord all Tenant's rights such awards, and covenants to execute and deliver such further assignments and assurances thereof as Landlord may from time to time request.

     Nothing contained herein shall be construed to prevent Tenant from prosecuting in any condemnation proceeding a claim for the value of any of Tenant's usual trade fixtures installed in the Premises by Tenant at Tenant's expense and for relocation and moving expenses, provided that such action and any resulting award shall not affect or diminish the amount of compensation otherwise recoverable by Landlord from the taking authority.

                                  ARTICLE VII

                                     DEFAULT


7.1 (a) If at any time subsequent to the date of this Lease any one or more of the following events (herein sometimes called an "Event of Default") shall occur:

          (i) Tenant shall fail to pay any installment of the Annual Fixed Rent, Additional Rent or other charges for which provision is made herein on or before the date on which the same become due and payable, and the same continues for ten (10) days after notice from Landlord thereof, or

          (ii) Landlord having rightfully given the notice specified in subdivision (a) above twice in any calendar year, Tenant shall thereafter in the same calendar year fail to pay the Annual Fixed Rent, Additional Rent or any other monetary amount due under this Lease on or before the date on which the same become due and payable, or,

          (iii) Tenant shall assign its interest in this Lease or sublet any portion of the Premises in violation of the requirements of Sections 5.6 through 5.6.5 of this Lease, or

          (iv) Tenant shall fail to perform or observe some term or condition of this Lease which, because of its character, would immediately jeopardize Landlord's interest (such as, but without limitation, failure to maintain general liability insurance, or the employment of labor and contractors within the Premises which interfere with Landlord's work, in violation of Section 3.3), and such failure continues for five (5) days after notice from Landlord to Tenant thereof; or

          (v) Tenant shall neglect or fail to perform or observe any other requirement, term, covenant or condition of this Lease (not hereinabove in this Section 7.1(a) specifically referred to) on Tenant's part to be performed or observed and Tenant shall fail to remedy the same within thirty (30) days after notice to Tenant specifying such neglect or failure, or if such neglect or failure is of such a nature that Tenant cannot reasonably remedy the same within such thirty (30) day period, Tenant shall fail to commence promptly to remedy the same and to prosecute such remedy to completion with diligence and continuity; or

          (vi) Tenant's leasehold interest in the Premises shall be taken on execution or by other process of law directed against Tenant; or

          (vii) Tenant shall make an assignment for the benefit of creditors or shall file a voluntary petition in bankruptcy or shall be adjudicated bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future Federal, State or other statute, law or regulation for the relief of debtors, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties, or shall admit in writing its inability to pay its debts generally as they become due; or

          (viii) A petition shall be filed against Tenant in bankruptcy or under any other law seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future Federal, State on other statute, law or regulation and shall remain undismissed or unstayed for an aggregate of sixty (60) days (whether or not consecutive), or if any debtor in possession (whether or not Tenant) trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties or of the Premises shall be appointed without the consent or acquiescence of Tenant and such appointment shall remain unvacated or unstayed for an aggregate of sixty (60) days (whether or not consecutive).

     then, and in any of said cases (notwithstanding any license of a former breach of covenant or waiver of the benefit hereof or consent in a former instance), Landlord lawfully may, immediately or at any time thereafter, and without demand or further notice of default terminate this Lease by notice to Tenant, specifying a date not less than five (5) days after the giving of such notice on which this Lease shall terminate, and this Lease shall come to an end on the date specified therein as fully and completely as if such date were the date herein originally fixed for the expiration of the Lease Term (Tenant hereby waiving any rights of redemption), and Tenant will then quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter provided.

     (b) If this Lease shall have been terminated as provided in this Article, then Landlord may, without notice, re-enter the Premises, either by force, summary proceedings, ejectment or otherwise, and remove and dispossess Tenant and all other persons and any and all property from the same, as if this Lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter.

     (c) In the event that this Lease is terminated under any of the provisions contained in Section 7.1(a) or shall be otherwise terminated by breach of any obligation of Tenant, Tenant covenants and agrees forthwith to pay and be liable for, on the days originally fixed herein for the payment thereof, amounts equal to the several installments of rent and other charges reserved as they would, under the terms of this Lease, become due if this Lease had not been terminated or if Landlord had not entered or re-entered, as aforesaid, and whether the Premises be relet or remain vacant, in whole or in part, or for a period less than the remainder of the Term, and for the whole thereof, but in the event the Premises be relet by Landlord, Tenant shall be entitled to a credit in the net amount of rent and other charges received by Landlord in reletting, after deduction of all expenses incurred in reletting the Premises (including, without limitation, remodeling costs, brokerage fees and the like), and in collecting the rent in connection therewith, in the following manner:

     Amounts received by Landlord after reletting shall first be applied against such Landlord's expenses, until the same are recovered, and until such recovery, Tenant shall pay, as of each day when a payment would fall due under this Lease, the amount which Tenant is obligated to pay under the terms of this Lease (Tenant's liability prior to any such reletting and such recovery not in any way to be diminished as a result of the fact that such reletting might be for a rent higher than the rent provided for in this Lease); when and if such expenses have been completely recovered, the amounts received from reletting by Landlord as have not previously been applied shall be credited against Tenant's obligations as of each day when a payment would fall due under this Lease, and only the net amount thereof shall be payable by Tenant. Further, amounts received by Landlord from such reletting for any period shall be credited only against obligations of Tenant allocable to such period, and shall not be credited against obligations of Tenant hereunder accruing subsequent or prior to such period; nor shall any credit of any kind be due for any period after the date when the term of this Lease is scheduled to expire according to its terms.

     (d) (i) Landlord may elect, as an alternative, to have Tenant pay liquidated damages, which election may be made by notice given to Tenant at any time after the termination of this Lease under this
          Section 7.1, above, and whether or not Landlord shall have collected any damages as hereinbefore provided in this Article VII, and in lieu of all other such damages beyond the date of such notice. Upon such notice, Tenant shall promptly pay to Landlord, as liquidated damages, in addition to any damages collected or due from Tenant from any period prior to such notice and all expenses which Landlord may have incurred with respect to the collection of such damages, such a sum as at the time of such notice represents the amount of such excess, if any, of (a) the discounted present value, at a discount rate of 6%, of the Annual Fixed Rent, Additional Rent and other charges which would have been payable by Tenant under this Lease for the remainder of the Lease Term if the Lease terms had been fully complied with by Tenant, over and above (b) the discounted present value, at a discount rate of 6%, of the Annual Fixed Rent, Additional Rent and other charges that would be received by Landlord if the Premises were re-leased at the time of such notice for the remainder of the Lease Term at the fair market value (including provisions regarding periodic increases in Annual Fixed Rent if such are applicable) prevailing at the time of such notice as reasonably determined by Landlord.

          (ii) For the purposes of this Article, if Landlord elects to require Tenant to pay damages in accordance with the immediately preceding paragraph, the total rent shall be computed by assuming that Tenant's share of excess taxes, Tenant's share of excess operating costs and Tenant's share of excess electrical costs would be, for the balance of the unexpired Term from the date of such notice, the amount thereof (if any) for the immediately preceding annual period payable by Tenant to Landlord.

     (e) In case of any Event of Default, re-entry, dispossession by summary proceedings or otherwise, Landlord may (i) re-let the Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term of this Lease and may grant concessions or free rent to the extent that Landlord considers advisable or necessary to re-let the same and (ii) may make such alterations, repairs and decorations in the Premises as Landlord in its sole judgment considers advisable or necessary for the purpose of reletting the Premises; and the making of such alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the Premises, or, in the event that the Premises are re-let, for failure to collect the rent under re-letting. Tenant, for itself and any and all persons claiming through or under Tenant, including its creditors, upon the termination of this Lease and of the term of this Lease in accordance with the terms hereof, or in the event of entry of judgment for the recovery of the possession of the Premises in any action or proceeding, or if Landlord shall enter the Premises by process of law or otherwise, hereby waives any right of redemption provided or permitted by any statute, law or decision now or hereafter in force, and does hereby waive, surrender and give up all rights or privileges which it or they may or might have under and by reason of any present or future law or decision, to redeem the Premises or for a continuation of this Lease for the term of this Lease hereby demised after having been dispossessed or ejected therefrom by process of law, or otherwise.

     Landlord agrees to use reasonable efforts to relet the Premises after Tenant vacates the Premises in the event that the Lease is terminated based upon a default by Tenant hereunder. Marketing of Tenant's Premises in a manner similar to the manner in which Landlord markets other premises within Landlord's control in the Complex shall be deemed to have satisfied Landlord's obligation to use "reasonable efforts." In no event shall Landlord be required to (i) solicit or entertain negotiations with any other prospective tenants for the Premises until Landlord obtains full and complete possession of the Premises including, without limitation, the final and unappealable legal right to re-let the Premises free of any claim of Tenant, (ii) give preference to reletting the Premises over leasing other vacant space in the Building, or (iii) lease the Premises if, in Landlord's bona fide business judgment, the proposed rent is less than the then current fair market rental value of the Premises.

     (f) The specified remedies to which Landlord may resort hereunder are not intended to be exclusive of any remedies or means of redress to which Landlord may at any time be entitled lawfully, and Landlord may invoke any remedy (including the remedy of specific performance) allowed at law or in equity as if specific remedies were not herein provided for. Further, nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

7.2 Landlord shall in no event be in default in the performance of any of Landlord's obligations hereunder unless and until Landlord shall have failed to perform such obligations within thirty (30) days, or such additional time as is reasonably required to correct any such default, after notice by Tenant to Landlord properly specifying wherein Landlord has failed to perform any such obligation.

                                  ARTICLE VIII

                                  MISCELLANEOUS

8.1 Tenant covenants and agrees that Tenant will not do or permit anything to be done in or upon the Premises, or bring in anything or keep anything therein, which shall increase the rate of insurance on the Premises or on the Building above the standard rate applicable to premises being occupied for the use to which Tenant has agreed to devote the Premises; and Tenant further agrees that, in the event that Tenant shall do any of the foregoing, Tenant will promptly pay to Landlord, on demand, any such increase resulting therefrom, which shall be due and payable as additional rent thereunder.

8.2 Failure on the part of Landlord or Tenant to complain of any action or non-action on the part of the other, no matter how long the same may continue, shall never be a waiver by Tenant or Landlord, respectively, of any of its rights hereunder. Further, no waiver at any time of any of the provisions hereof by Landlord or Tenant shall be construed as a waiver of any of the other provisions hereof, and a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval of Landlord or Tenant to or of any action by the other requiring such consent or approval shall not be construed to waive or render unnecessary Landlord's or Tenant's consent or approval to or of subsequent similar act by the other. Further, the acceptance by Landlord of Annual Fixed Rent, Additional Rent or any other charges paid by Tenant under this Lease shall not be or be deemed to be a waiver by Landlord of any default by Tenant, whether or not Landlord knows of such default, except for such defaults as to which such payment relates.

     No payment by Tenant, or acceptance by Landlord, of a lesser amount than shall be due from Tenant to Landlord shall be treated otherwise than as a payment on account. The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant.

8.3 The specific remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which such party may be lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of this Lease. In addition to the other remedies provided in this Lease, Landlord shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions.

8.4 Tenant, subject to the terms and provisions of this Lease and with the benefit of any applicable grace periods provided for in this Lease on payment of the rent and observing, keeping and performing all of the terms and provisions of this Lease on Tenant's part to be observed, kept and performed, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the Premises during the Term (exclusive of any period during which Tenant is holding over after the expiration or termination of this Lease without the consent of Landlord), without hindrance or ejection by any persons lawfully claiming under Landlord to have title to the Premises superior to Tenant, subject, however, to the terms of this Lease; the foregoing covenant of quiet enjoyment is in lieu of any other covenant, express or implied; and it is understood and agreed that this covenant and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and Landlord's successors only with respect to breaches occurring during Landlord's or Landlord's successors' respective ownership of Landlord's interest hereunder, including ground or master lessees, to the extent of their respective interests, as and when they shall acquire same and then only for so long as they shall retain such interest.

     Further, Tenant specially agrees to look solely to Landlord's then equity interest in the Building at the time owned, or in which Landlord holds an interest as ground lessee, for recovery of any judgment from Landlord; it being specifically agreed that neither Landlord (original or successor), nor any beneficiary of any Trust of which any person holding Landlord's interest is Trustee, nor any member, manager, partner, director or stockholder nor Landlord's managing agent shall ever be personally liable for any such judgment, or for the payment of any monetary obligation to Tenant. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successors in interest, or any action not involving the personal liability of Landlord (original or successor), any successor Trustee to the persons named herein as Landlord, or any beneficiary of any Trust of which any person holding Landlord's interest is Trustee, or of any manager, member, partner, director or stockholder of Landlord or of Landlord's managing agent, to respond in monetary damages from Landlord's assets other than Landlord's equity interest aforesaid in the Building. In no event shall Landlord ever be liable to Tenant for any indirect or consequential damages or lost profits suffered by Tenant from whatever cause or loss of profits or the like. In the event that Landlord shall be determined to have acted unreasonably in withholding any consent or approval under this Lease, the sole recourse and remedy of the Tenant in respect thereof shall be to specifically enforce Landlord's obligation to grant such consent or approval, and in no event shall the Landlord be responsible for any damages of whatever nature in respect of its failure to give such consent or approval nor shall the same otherwise affect the obligations of the Tenant under this Lease or act as any termination of this Lease.

8.5 After receiving notice from any person, firm or other entity that it holds a mortgage which includes the Premises as part of the mortgaged premises, or that it is the ground lessor under a lease with Landlord, as ground lessee, which includes the Premises as a part of the mortgaged premises, no notice from Tenant to Landlord shall be effective unless and until a copy of the same is given to such holder or ground lessor, and the curing of any of Landlord's defaults by such holder or ground lessor within a reasonable time thereafter (including a reasonable time to obtain possession of the premises if the mortgagee or ground lessor elects to do so) shall be treated as performance by Landlord. For the purposes of this Section 8.5 or
     Section 8.15, the term "mortgage" includes a mortgage on a leasehold interest of Landlord (but not one on Tenant's leasehold interest). If any mortgage is listed on Exhibit F then the same shall constitute notice from the holder of such mortgage for the purposes of this Section 8.5. Further no Annual Fixed Rent or Additional Rent may be paid by Tenant more than thirty (30) days in advance except with the prior written consent of all holder(s) of such mortgages and ground leases, and any such payment without such consent shall not be binding on such holder(s).

8.6 With reference to any assignment by Landlord of Landlord's interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to the holder of a mortgage or ground lease on property which includes the Premises, Tenant agrees:

     (a) That the execution thereof by Landlord, and the acceptance thereof by the holder of such mortgage or the ground lessor, shall never be treated as an assumption by such holder or ground lessor of any of the obligations of Landlord hereunder, unless such holder, or ground lessor, shall, by notice sent to Tenant, specifically otherwise elect; and

     (b) That, except as aforesaid, such holder or ground lessor shall be treated as having assumed Landlord's obligations hereunder only upon foreclosure of such holder's mortgage and the taking of possession of the Premises, or, in the case of a ground lessor, the assumption of Landlord's position hereunder by such ground lessor. Tenant acknowledges that it has been informed by Landlord that Landlord has entered into certain agreements with its lenders ("Lenders") which require it to include in this Lease (and requires Tenant to include in any sublease which may be permitted hereunder) the following provisions: (i) no rent payable under this Lease or under any such sublease may be based in whole or in part on the income or profits derived from the Premises or any subleased premises except for percentage rent based on gross (not net) receipts or sales; (ii) if Lenders succeed to the Landlord's interests under this Lease and are advised by Lenders' counsel that all or any portion of the rent payable under this Lease is or may be deemed to be unrelated business income within the meaning of the Internal Revenue Code of the 1986, as amended, or the regulations issued thereunder, Lenders may elect to amend unilaterally the calculation of rents under this Lease so that none of the rents payable to Lenders under this Lease will constitute unrelated business income, provided that such amendment will not increase the Tenant's payment obligations or other liability under this Lease or reduce the Landlord's obligations under this Lease; and
          (iii) if Lenders request, Tenant will be obligated to execute any document Lenders may deem necessary to effect the amendment of this Lease in accordance with the foregoing subsection (ii). Further, no Annual Fixed Rent or Additional Rent may be paid by Tenant more than thirty (30) days in advance except with Lenders' prior written consent, and any such payment without such consent shall not be binding on Lenders.

          In no event shall the acquisition of title to the Building and the land on which the same is located by a purchaser which, simultaneously therewith, leases the entire Building or such land back to the seller thereof be treated as an assumption by such purchaser-lessor, by operation of law or otherwise, of Landlord's obligations hereunder, but Tenant shall look solely to such seller-lessee, and its successors from time to time in title, for performance of Landlord's obligations hereunder subject to the provisions of Section 8.4 hereof. In any such event, this Lease shall be subject and subordinate to the lease to such purchaser provided that such purchaser agrees to recognize the right of Tenant to use and occupy the Premises pursuant to this Lease upon the payment of rent and other charges payable by Tenant under this Lease and the performance by Tenant of Tenant's obligations hereunder and provided that Tenant agrees to attorn to such purchaser. For all purposes, such seller-lessee, and its successors in title, shall be the landlord hereunder unless and until Landlord's position shall have been assumed by such purchaser-lessor.

8.7 (A) No act or thing done by Landlord during the Lease Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid, unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the Premises prior to the termination of this Lease, provided, however, that the foregoing shall not apply to the delivery of keys to Landlord or its agents in its (or their) capacity as managing agent or for purpose of emergency access. In any event, however, the delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of the Lease or a surrender of the Premises.

     (B) Upon the expiration or earlier termination of the Lease Term, Tenant shall surrender the Premises to Landlord in the condition as required by Sections 3.3 and 5.2, first removing all goods and effects of Tenant and completing such other removals as may be permitted or required pursuant to
     Section 5.2.


8.8 (A) Tenant warrants and represents that Tenant has not dealt with any broker in connection with the consummation of this Lease other than the broker, person or firm, if any, designated in Section 1.1 hereof; and in the event any claim is made against the Landlord relative to dealings by Tenant with brokers other than the Brokers, if any, designated in Section
     1.1 hereof, Tenant shall defend the claim against Landlord with counsel of Tenant's selection first approved by Landlord (which approval will not be unreasonably withheld) and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim.

     (B) Landlord warrants and represents that Landlord has not dealt with any broker in connection with the consummation of this Lease other than the broker, person or firm, if any, designates in Section 1.1 hereof; and in the event any claim is made against the Tenant relative to dealings by Landlord with brokers other than the Brokers, if any, designated in Section
     1.1 hereof, Landlord shall defend the claim against Tenant with counsel of Landlord's selection and save harmless and indemnify Tenant on account of loss, cost or damage which may arise by reason of such claim. Landlord agrees that it shall be solely responsible for the payment of brokerage commissions to the Brokers, if any, designated in Section 1.1 hereof.

8.9 If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

8.10 The obligations of this Lease shall run with the land, and except as herein otherwise provided, the terms hereof shall be binding upon and shall inure to the benefit of the successors and assigns, respectively, of Landlord and Tenant and, if Tenant shall be an individual, upon and to his heirs, executors, administrators, successors and assigns. Each term and each provision of this Lease to be performed by Tenant shall be construed to be both a covenant and a condition. The reference contained to successors and assigns of Tenant is not intended to constitute a consent to subletting or assignment by Tenant, but has reference only to those instances in which Landlord may have later given consent to a particular assignment as required by the provisions of Article V hereof or such assignment is otherwise permitted under Article V.

8.11 Tenant agrees not to record the within Lease, but each party hereto agrees, on the request of the other, to execute a so-called Notice of Lease or short form lease in form recordable and complying with applicable law and reasonably satisfactory to both Landlord's and Tenant's attorneys. In no event shall such document set forth rent or other charges payable by Tenant under this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease, and is not intended to vary the terms and conditions of this Lease.

8.12 Whenever, by the terms of this Lease, notice shall or may be given either to Landlord or to Tenant, such notice shall be in writing and shall be sent by registered or certified mail, return receipt requested, postage prepaid:

     If intended for Landlord, addressed to Landlord at the address set forth on the first page of this Lease (or to such other address or addresses as may from time to time hereafter be designated by Landlord by like notice) with a copy to Landlord, Attention: General Counsel.

     If intended for Tenant, addressed to Tenant at the address set forth on the second page of this Lease except that from and after the Commencement Date the address of Tenant shall be the Premises, Attention: Gail Goodman (or to such other address or addresses as may from time to time hereafter be designated by Tenant by like notice), with a copy to Thomas Durkin, Esq., Lucash, Gesmer & Updegrove LLP, 40 Broad Street, Boston, MA 02109.

     Except as otherwise provided herein, all such notices shall be effective when received; provided, that (i) if receipt is refused, notice shall be effective upon the first occasion that such receipt is refused or (ii) if the notice is unable to be delivered due to a change of address of which no notice was given, notice shall be effective upon the date such delivery was attempted.

     Where provision is made for the attention of an individual or department, the notice shall be effective only if the wrapper in which such notice is sent is addressed to the attention of such individual or department.

     Any notice given by an attorney on behalf of Landlord or by Landlord's managing agent shall be considered as given by Landlord and shall be fully effective.

     Time is of the essence with respect to any and all notices and periods for giving notice or, taking any action thereto under this Lease.

8.13 Employees or agents of Landlord have no authority to make or agree to make a lease or any other agreement or undertaking in connection herewith. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises, and this document shall become effective and binding only upon the execution and delivery hereof by both Landlord and Tenant. All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein and may be modified or altered only by written agreement between Landlord and Tenant, and no act or omission of any employee or agent of Landlord shall alter, change or modify any of the provisions hereof.

8.14 The titles of the Articles throughout this Lease are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease.

8.15 This Lease shall be subject and subordinate to any mortgage now or hereafter on the Site or the Building, or both, and to each advance made or hereafter to be made under any mortgage, and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitutions therefor provided that in the case of a future mortgage the holder of such mortgage agrees to recognize the rights of Tenant under this Lease (including the right to use and occupy the Premises) upon the payment of rent and other charges payable by Tenant under this Lease and the performance by Tenant of Tenant's obligations hereunder. In confirmation of such subordination and recognition, Tenant shall execute and deliver promptly such instruments of subordination and recognition as such mortgagee may reasonably request. In the event that any mortgagee or its respective successor in title shall succeed to the interest of Landlord, then, this Lease shall nevertheless continue in full force and effect and Tenant shall and does hereby agree to attorn to such mortgagee or successor and to recognize such mortgagee or successor as its landlord. If any holder of a mortgage which includes the Premises, executed and recorded prior to the date of this Lease, shall so elect, this Lease and the rights of Tenant hereunder, shall be superior in right to the rights of such holder, with the same force and effect as if this Lease had been executed, delivered and recorded, or a statutory Notice hereof recorded, prior to the execution, delivery and recording of any such mortgage. The election of any such holder shall become effective upon either notice from such holder to Tenant it the same fashion as notices from Landlord to Tenant are to be given hereunder or by the recording in the appropriate registry or recorder's office of an instrument in which such holder subordinates its rights under such mortgage to this Lease. Tenant hereby appoints such mortgagee (from time to time) as Tenant's attorney-in-fact to execute such subordination and recognition in the following circumstances:

     1. Landlord, such mortgagee, or ground lessor ("Requesting Party") shall have given Tenant a written request ("First Request") therefore, stating that if Tenant does not timely execute and deliver such certificate or instrument, the mortgagee or ground lessor may act as Tenant's attorney-in-fact in accordance with this Section 8.15;

     2. Tenant shall fail to execute and deliver such certificate or instrument or provide Landlord with notice of its objections to the form of such certificate or instrument within ten (10) days of the First Request;

     3. The Requesting Party shall, after the expiration of such ten (10) day period, have given Tenant another request ("Second Request") therefor, stating that Tenant has failed timely to respond to the First Request for such certificate or instrument and that if Tenant does not execute and deliver such certificate or instrument within ten (10) days of the Second Request, the mortgagee or ground lessor may act as Tenant's attorney-in-fact in accordance with this Section 8.15; and

     4. Tenant shall fail to execute and deliver such certificate or instrument or provide Landlord with notice of its objections to the form of such certificate or instrument within ten (10) days of the Second Request.

     Notwithstanding the foregoing, upon written request by Tenant, Landlord will use reasonable efforts to obtain a non-disturbance, subordination and attornment agreement from Landlord's then current mortgagee on such mortgagee's then current standard form of agreement. "Reasonable efforts" of Landlord shall not require Landlord to incur any cost, expense or liability to obtain such agreement, it being agreed that Tenant shall be responsible for any fee or review costs charged by the mortgagee. Upon request of Landlord, Tenant will execute the mortgagee's form of non-disturbance, subordination and attornment agreement and return the same to Landlord for execution by the mortgagee. Landlord's failure to obtain a non-disturbance, subordination and attornment agreement for Tenant shall have no effect on the rights, obligations and liabilities of Landlord and Tenant to be considered to be a default by Landlord hereunder.

8.16 Recognizing that Landlord may find it necessary to establish to third parties, such as accountants, banks, potential or existing mortgagees, potential purchasers or the like, the then current status of performance hereunder, Tenant, within ten (10) days after the request of landlord made from time to time, will furnish to

     Landlord, or any existing or potential holder of any mortgage encumbering the Premises, the Building, the Site and/or the Complex or any potential purchaser of the Premises, the Building, the Site and/or the Complex, (each an "Interested Party"), a statement of the status of any matter pertaining to this Lease, including, without limitation, acknowledgments that (or the extent to which) each party is in compliance with its obligations under the terms of this Lease. In addition, Tenant shall deliver to Landlord, or any Interested Party designated by Landlord, financial statements of Tenant and any guarantor of Tenant's obligations under this Lease, as reasonably requested by Landlord, including, but not limited to financial statements for the past three (3) years. Upon written request by Tenant, Landlord and any party receiving such statements from Landlord shall, prior to delivery of such statements, enter into a commercially reasonable confidentiality agreement covering any confidential information that is disclosed by Tenant. Any such status statement or financial statement delivered by Tenant pursuant to this Section 8.16 may be relied upon by any Interested Party.

8.17 If Tenant shall at any time default in the performance of any obligation under this Lease, Landlord shall have the right, but shall not be obligated, to enter upon the Premises and to perform such obligation notwithstanding the fact that no specific provision for such substituted performance by Landlord is made in this Lease with respect to such default. In performing such obligation, Landlord may make any payment of money or perform any other act. All sums so paid by Landlord (together with interest at the rate of two and one-half percentage points over the then prevailing prime or base rate in Boston as set by Fleet Bank, N.A., or its successor) (but in no event greater than the maximum rate permitted by applicable law) and all costs and expenses in connection with the performance of any such act by Landlord, shall be deemed to be additional rent under this Lease and shall be payable to Landlord immediately on demand. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease.

8.18 Any holding over by Tenant after the expiration of the term of this Lease shall be treated as a tenancy at sufferance and shall be on the terms and conditions as set forth in this Lease, as far as applicable except that Tenant shall pay as a use and occupancy charge an amount equal to the greater of (x) the Holdover Percentage, as hereinafter defined, of the Annual Fixed Rent and Additional Rent calculated (on a daily basis) at the highest rate payable under the terms of this Lease or (y) the fair market rental value of the Premises, in each case for the period measured from the day on which Tenant's hold-over commences and terminating on the day on which Tenant vacates the Premises. For purposes hereof, the "Holdover Percentage" shall be equal to 150% for the first thirty (30) days of such hold-over and 200% from and after the thirty-first (31st) day of such hold-over. In addition, if Tenant holds-over for more than thirty (30) days, Tenant shall save Landlord, its agents and employees harmless and will exonerate, defend and indemnify Landlord, its agents and employees from and against any and all damages which

     Landlord may suffer on account of Tenant's hold-over in the Premises after the expiration or prior termination of the term of this Lease. Nothing in the foregoing nor any other term or provision of this Lease shall be deemed to permit Tenant to retain possession of the Premises or hold over in the Premises after the expiration or earlier termination of the Lease Term. All property which remains in the Building or the Premises following vacation by Tenant of the Premises after the expiration or termination of this Lease shall be conclusively deemed to be abandoned and may either be retained by Landlord as its property or sold or otherwise disposed of in such manner as Landlord may see fit. If any part thereof shall be sold, then Landlord may receive the proceeds of such sale and apply the same, at its option against the expenses of the sale, the cost of moving and storage, any arrears of rent or other charges payable hereunder by Tenant to Landlord and any damages to which Landlord may be entitled under this Lease and at law and in equity.

8.19 Any insurance carried by either party with respect to the Premises or property therein or occurrences thereon shall, if it can be so written without additional premium or with an additional premium which the other party agrees to pay, include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrence of injury or loss. Each party, notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for injury or loss due to hazards covered by such insurance to the extent of the indemnification received thereunder. This waiver of rights by Tenant shall apply to, and be for the benefit of, Landlord's managing agent.


8.20 (A) On the conditions (which conditions Landlord may waive by written notice to Tenant) that at the time of exercise of the herein described option to extend (i) there exists no "Event of Default" (defined in Section 7.1), (ii) this Lease is still in full force and effect, and (iii) Tenant has neither assigned this Lease nor sublet any portion of the Premises (except for an assignment subletting permitted without Landlord's consent under Section 5.6 hereof), Tenant shall have the right to extend the Term hereof upon all the same terms, conditions, covenants and agreements herein contained (except for the Annual Fixed Rent which shall be adjusted during the option period as hereinbelow set forth and except that there shall be no further option to extend) for one (1) period of two (2) years. The option period is sometimes herein referred to as the "Extended Term". Notwithstanding any implication to the contrary Landlord has no obligation to make any additional payment to Tenant in respect of any construction allowance or the like or to perform any work to the Premises as a result of the exercise by Tenant of such option.

     (B) If Tenant desires to exercise its option to extend the Term, then Tenant shall give notice ("Tenant's Request") to Landlord, not earlier than fifteen (15) months nor later than twelve (12) months prior to the expiration of the Original

     Term, of Tenant's request for Landlord's quotation of the annual fair market rent for the Premises as of the commencement date of the Extended Term, such quotation to be based on the use of the Premises as first class office space utilizing properties of a similar character within the Boston West Suburban market (including premises within the Complex if at the time such quotation is requested such premises shall be available for rent) (hereinafter called the "Annual Market Rent"). Within thirty (30) days after Landlord's receipt of Tenant's notice requesting such a quotation, Landlord shall notify Tenant of Landlord's quotation of the Annual Market Rent for the Extended Tenn. Within fifteen (15) days after receipt by Tenant of Landlord's quotation of such Annual Market Rent, Tenant shall have the right to extend the Term for the Extended Term by written notice ("Exercise Notice") to Landlord within said last mentioned 15-day period upon all of the same terms, conditions, covenants and agreements contained in this Lease except that the annual fixed rent for the Extended Term shall be equal to the Annual Market Rent as quoted by Landlord for the Extended Term; provided, however, in no event shall the Annual Fixed Rent payable during the Extended Term be less than the Annual Fixed Rent for the last year of the Original Term of this Lease and except further that the only extension options shall be those set forth in this Section 8.20. Upon the giving of such notice, this Lease and the Term hereof shall be extended, for the Extended Term, without the necessity for the execution of any additional documents (except that Landlord and Tenant agree to enter into an instrument in writing setting forth the Annual Fixed Rent); and in such event all references herein to the Term or the term of this Lease shall be construed as referring to the Term, as so extended, unless the context clearly otherwise requires. If Tenant fails timely to give either a Tenant's Request or an Exercise Notice pursuant to this Section 8.20, then Tenant shall have no further right to extend the term of the Lease pursuant to this Section 8.20, time being of the essence of the exercise by Tenant of its rights under this Section 8.20. Tenant shall have no right to extend the term of this Lease for more than two (2) years after the expiration of the Original Lease Term.

8.21 SECURITY DEPOSIT

     (A) Concurrently with the execution of this Lease, Tenant shall pay to landlord a security deposit in the amount of One Hundred Four Thousand Three Hundred Eighty-Two and 24/100 Dollars ($104,382.24) and Landlord shall hold the same, throughout the Term of this Lease (including the Extended Term, if applicable), unless sooner returned to Tenant as provided in this Section 8.21, as security for the performance by Tenant of all obligations on the part of Tenant to be performed under this Lease. At Tenant's option, such deposit, or any portion thereof, may be in the form of an irrevocable, unconditional, negotiable letter of credit (the "Letter of Credit"). The Letter of Credit shall (i) be issued by and drawn on a bank reasonably approved by Landlord and at a minimum having a corporate credit rating from Standard and Poor's Professional Rating Service of BBB-or a comparable minimum rating from Moody's Professional Rating Service (Landlord hereby approving Silicon Valley Bank as of the date of this Lease), (ii) be in a form reasonably acceptable to Landlord, (iii) permit one or more draws thereunder to be made accompanied only by certification by Landlord that pursuant to the terms of this Lease, Landlord is entitled to apply such Letter of Credit and the proceeds thereof to an Event of Default of Tenant under this Lease, (iv) permit transfers at any time without charge, and (v) permit presentment by recognized overnight delivery service. Any such Letter of Credit shall be for a term of one (1) year and shall provide for automatic renewals through the date which is thirty (30) days subsequent to the scheduled expiration of this Lease (as the same may be extended) unless at least 45 days prior to the expiration date or applicable anniversary thereof, the issuer notifies Landlord in writing ("Non Renewal Notice") that the issuer elects not to so renew the Letter of Credit, or if the issuer will not grant automatic renewals (subject to a Non Renewal Notice), the Letter of Credit shall be renewed by Tenant each year and each such renewal shall be delivered to and received by Landlord not later than thirty (30) days before the expiration of the then current Letter of Credit (herein called a "Renewal Presentation Date"). In the event of a failure to so deliver any such renewal Letter of Credit on or before the applicable Renewal Presentation Date, or if the issuer gives Landlord a Non Renewal Notice, Landlord shall be entitled to present the then existing Letter of Credit for payment and to receive the proceeds thereof, which proceeds shall be held as Tenant's security deposit, subject to the terms of this
     Section 8.21. Upon the occurrence of any Event of Default, Landlord shall have the right from time to time without prejudice to any other remedy Landlord may have on account thereof, to draw on all or any portion of such deposit held as a Letter of Credit and to apply the proceeds of such Letter of Credit or any cash held as such deposit, or any part thereof, to the extent necessary to satisfy Landlord's damages arising from such Event of Default on the part of Tenant under the terms of this Lease. If Landlord so applies all or any portion of such deposit, Tenant shall within seven (7) days after notice from Landlord deposit cash with Landlord in an amount sufficient to restore such deposit to the full amount stated in this
     Section 8.21. While Landlord holds any cash deposit Landlord shall have no obligation to pay interest on the same and shall have the right to commingle the same with Landlord's other funds. Neither the holder of a mortgage nor the Landlord in a ground lease on property which includes the Premises shall ever be responsible to Tenant for the return or application of any such deposit, whether or not it succeeds to the position of Landlord hereunder, unless such deposit shall have been received in hand by such holder or ground Landlord.

     Tenant not then being in default beyond the expiration of applicable grace periods, and having performed all of its obligations under this Lease, including the payment of all Annual Fixed Rent, Landlord shall return the deposit, or so much thereof as shall not have theretofore been applied in accordance with the terms of this Section 8.21, to Tenant on the expiration or earlier termination of the term of this Lease (as the same may have been extended) and surrender possession of the

     Premises by Tenant to Landlord in the condition required in the Lease at such time.

8.22 If Landlord shall not have received any payment or installment of Annual Fixed Rent or Additional Rent on or before the date (the "Due Date") on which the same first becomes payable under this Lease, the amount of such payment or installment shall bear interest from the Due Date through and including the date such payment or installment is received by Landlord, at a rate equal to the lesser of (i) the rate announced by Fleet National Bank, N.A. or its successor from time to time as its prime or base rate (or if such rate is no longer available, a comparable rate reasonably selected by Landlord), plus two percent (2%), or (ii) the maximum applicable legal rate, if any. Such interest shall be deemed additional rent and shall be paid by Tenant to Landlord upon demand.

8.23 This Lease shall be governed exclusively by the provisions hereof and by the law of the Commonwealth of Massachusetts, as the same may from time to time exist.

8.24 Each and every payment and expenditure, other than Annual Fixed Rent, shall be deemed to be Additional Rent hereunder, whether or not the provisions requiring payment of such amounts specifically so state, and shall be payable, unless otherwise provided in this Lease, within thirty (30) days after written demand by Landlord, and in the case of the non-payment of any such amount, Landlord shall have, in addition to all of its other rights and remedies, all the rights and remedies available to Landlord hereunder or by law in the case of non-payment of Annual Fixed Rent. Unless expressly otherwise provided in this Lease, the performance and observance by Tenant of all the terms, covenants and conditions of this Lease to be performed and observed by Tenant shall be at Tenant's sole cost and expense. If Tenant has not objected to any statement of Additional Rent which is rendered by Landlord to Tenant within ninety (90) days after Landlord has rendered the same to Tenant, them the same shall be deemed to be a final account between Landlord and Tenant not subject to any further dispute. In the event that Tenant shall seek Landlord's consent or approval under this Lease, then Tenant shall reimburse Landlord, upon demand, as Additional Rent, for all reasonable costs and expenses, including legal and architectural costs and expenses, incurred by Landlord in processing such request, whether or not such consent or approval shall be given.

8.25 To induce Landlord to enter into this Lease, the Tenant hereby waives any right to trial by jury in any action, proceeding or counterclaim brought by either Landlord or Tenant on any matters whatsoever arising out of any way connected with this Lease, the relationship of the Landlord and the Tenant, the Tenant's use or occupancy of the premises and/or any claim of injury or damage, including but not limited to, any summary process eviction action.

     EXECUTED as a sealed instrument in two or more counterparts each of which shall be deemed to be an original.

WITNESS:                                LANDLORD:

                                        BOSTON PROPERTIES LIMITED PARTNERSHIP

                                        By BOSTON PROPERTIES, INC.,
                                        Its general partner


/s/ [illegible]                         By /s/ David C. Provost
-------------------------------------      -------------------------------------
                                        Name David C. Provost
                                        Title Vice President


                                        TENANT:

                                        ROVING SOFTWARE INCORPORATED


                                        By /s/ Gail F. Goodman
                                           -------------------------------------
                                        Name Gail F. Goodman
                                        Title PRESIDENT
                                              (OR VICE PRESIDENT)
                                              HERETO DULY AUTHORIZED


ATTEST:


/s/ Gail F. Goodman                     By /s/ Gail F. Goodman
-------------------------------------      -------------------------------------
Name Gail F. Goodman                    Name Gail F. Goodman
Title SECRETARY                         Title TREASURER
      (ASSISTANT SECRETARY)                   (OR ASSISTANT TREASURER)
                                              HERETO DULY AUTHORIZED

(CORPORATE SEAL)

                                    EXHIBIT A

                                   DESCRIPTION

     A parcel of land (the "Land") in Waltham and Lexington, Middlesex County, Massachusetts containing 34.372 acres and shown on that certain plan entitled "Plan of Land in Waltham and Lexington, Middlesex Co., Mass.", dated March 6,1986, prepared by Land Surveys Incorporated, recorded with the Middlesex South District Registry of Deeds (the "Registry") in Book 17090, Page End (the "Plan"), bounded and described as follows:

EASTERLY by the Northern Circumferential Highway (Route 128) by two lines measuring 1,067.16 feet and 127.72 feet;

SOUTHEASTERLY       by the ramp to Trapelo Road and Trapelo Road by five lines
AND SOUTHERLY       measuring 309.05 feet, 262.57 feet, 122.01 feet, 78.18 feet, and 8.38 feet;

NORTHWESTERLY       by land N/F Reservoir Place Realty Trust, 110 feet;

SOUTHERLY           by land N/F Reservoir Place Realty Trust, 96.07 feet, and by land N/F William and Louise Butler, 99 feet;

NORTHWESTERLY       by land N/F Thomas P. and Sandra H. Kehoe, 105 feet;

SOUTHERLY           62 feet,

SOUTHEASTERLY       39.27 feet and 160 feet, and

NORTH-EASTERLY      39.27 feet, all by land of N/F Thomas P, and Sandra H.
                    Kehoe;

SOUTHWESTERLY       by Trapelo Road, 95 feet;

NORTHWESTERLY       39.27 feet and 100 feet, and

SOUTHWESTERLY       102.57 feet, all by land N/F Leonard and Evalyn Weld;

NORTHWESTERLY       275 feet, and

SOUTHWESTERLY       122.35, by land N/F Robert L. and Barbara T. Anderson;

NORTHWESTERLY       by two lines measuring 235.15 feet and 284.27 feet, by lands
                    N/F Edward J. and Beverly J. Mirabito, Carol Lane, N/F
                    Charles J. Senior, Jr., N/F Donald and Shirley Gibbs, N/F
                    Raymond R. and Bridget Picard, and N/F Henry F. Miller;

WESTERLY            by five lines measuring 580.06 feet, 25 feet, 128.21 feet,
                    344.66 feet and 9.12 feet, by lands N/F Henry P, Miller, N/F
                    John H. and Nancy Russell, N/F Frederick and Anne Creamer,
                    N/F J.S.C. Realty Trust, N/F Santo and Catherine Lafauci,
                    N/F Jean Yves and Annette Morin,

                    N/F Helen K. Hickey, Priscilla Lane, N/F Stanley C. and
                    Louise H. Whynock, and the City of Waltham;

NORTHEASTERLY       692.16 feet by land N/F The C-R Trust;

EASTERLY            137.39 feet by Route 128;

SOUTHWESTERLY       by two lines measuring 336.67 feet and 286.94 feet by land
                    N/F Tracer Lane Trust;

EASTERLY            by two lines measuring 506.14 feet and 325.94 feet, by land
                    N/F Tracer Lane Trust;

NORTHERLY           45 feet,

WESTERLY            27 feet, and

NORTHERLY           555.01 feet, all by land N/F Tracer Lane Trust.

     Together with the right, in common with others, use Tracer Lane, a private way, throughout its entire length over the Land, for access to and from Trapelo Road, a public way, and for all other purposes for which public ways are normally used in the City of Waltham and the Town of Lexington, as shown on the Plan.

     Together with the appurtenant right in common with others to use that portion of the Land located within the easement granted to Boston Edison Company by a Grant of Easement dated October 2, 1946 and recorded in the Registry in Book 7098, Page 118, for all purposes allowed under an Agreement with Boston Edison Company and Albamont Properties, Inc. dated January 31, 1975 and recorded in the Registry in Book 12771, Page 538.

     Together with the appurtenant right and easement, in common with others, to discharge surface water contained in an Easement Indenture among Tracerlab, Inc. et al. dated January 9, 1957 and recorded in the Registry in Book 8892, Page 112.

     Together with the appurtenant rights and easements, in common with others, granted to, the owner of the Land in (a) an Indenture among Boston Edison Company et al. Dated September 19, 1966 and recorded in the Registry in Book 11258, Page 79, (b) a Utilities Maintenance Agreement among LFE Inc. et al dated September 19, 1966 and recorded in the Registry in Book 11258, Page 92, and (c) an Easement Indenture among 128 Realty Corporation et al. dated September 19, 1966 and recorded in the Registry in Book 11258, Page 061.

     Together with the right and easement, in common with others, granted the owner of the Land in an Agreement dated May 12,1975 and recorded in the Registry in Book 12892, Page 410.

     Together with the right to terminate the Agreement between Leonard N. Weld et ux. dated April 9,1974 and recorded in the Registry in Book 12627, Page 235.

                                    EXHIBIT B

                         DESCRIPTION OF LANDLORD'S WORK

Phase I Construction

1. Server room 4-ton dedicated HVAC unit installed, functional, and tested with a separate thermostat control in the server room.

2. Server room expansion by relocating left server room wall roughly 6 1/2 feet into the kitchen space.

3.   Power requirements

     a. Dedicate the already existing 60-amp panel in the server room to exclusively power all of the cubicles that Tenant is building out (complete)

     b. Installing another 60-amp panel (three phase) in the server room to service all of the server racks and computers within the server room.

     c. Connecting the A/C unit to the already existing Nema-5-30 wall outlet, which draws power from a third power panel NOT located in the Premises (complete)

     d. Attaching the 4 quad outlets in the server room to another power panel which is NOT in the Premises (complete)

Phase II Construction

1.   Removal of small decorative wall at main entrance.

                                    EXHIBIT C

                                LANDLORD SERVICES

                                 RESERVOIR PLACE

I.   CLEANING:

     Cleaning and janitor services as provided below:

     A.   OFFICE AREAS:

          DAILY: (Monday through Friday, inclusive, holidays excepted).

          1. Empty all waste receptacles and ashtrays and remove waste material from the Premises; wash receptacles as necessary.

          2.   Sweep and dust mop all uncarpeted areas using a dust-treated mop.

          3.   Vacuum all rugs and carpeted areas.

          4. Hand dust and wipe clean with treated cloths all horizontal surfaces, including furniture, office equipment, window sills, door ledges, chair rails, and convector tops, within normal reach.

          5.   Wash clean all water fountains and sanitize.

          6. Move and dust under all desk equipment and telephones and replace same (but not computer terminals, specialized equipment or other materials).

          7.   Wipe clean all chrome and other bright work.

          8.   Hand dust grill work within normal reach.

          9. Main doors to premises shall be locked and lights shut off upon completion of cleaning.

          WEEKLY:

          1.   Dust coat racks and the like.

          2.   Spot clean entrance doors, light switches and doorways.

QUARTERLY:

          1.   Render high dusting not reached in daily cleaning to include:

               a) dusting all pictures, frames, charts, graphs and similar wall hangings.

               b) dusting of all vertical surfaces, such as walls, partitions, doors and door frames, etc.

               c)   dusting all pipes, ducts and moldings.

               d)   dusting of all vertical blinds.

               e)   dust all ventilating, air conditioning, louvers and grills.

          2.   Spray buff all resilient floors.

     B.   LAVATORIES:

          DAILY: (Monday through Friday, inclusive, holidays excepted).

          1.   Sweep and damp mop.

          2. Clean all mirrors, powder shelves, dispensers and receptacles, bright work, flushometers, piping and toilet seat hinges.

          3.   Wash both sides of all toilet seats.

          4.   Wash all basins, bowls and urinals.

          5.   Dust and clean all powder room fixtures.

          6.   Empty and clean paper towel and sanitary disposal receptacles.

          7.   Remove waste paper and refuse.

          8. Refill tissue holders, soap dispensers, towel dispensers, sanitary dispensers; materials to be furnished by Landlord,

          MONTHLY:

          1.   Machine scrub lavatory floors.

          2.   Wash all partitions and tile walls in lavatories.

          3.   Dust all lighting fixtures and grills in lavatories.

     C.   MAIN LOBBIES, ELEVATORS, STAIRWELLS AND COMMON CORRIDORS:

          DAILY: (Monday through Friday, inclusive, holidays excepted).

          1. Sweep and damp mop all floors, empty and clean waste receptacles, dispose of waste.

          2. Clean elevators, wash or vacuum floors, wipe down walls and doors.

          3.   Spot clean any metal work inside lobbies.

          4.   Spot clean any metal work surrounding building entrance doors.

          5.   Sweep all stairwells and dust handrails.

          MONTHLY:

          1.   All resilient tile floors in public areas to be spray buffed.

     D.   WINDOW CLEANING:

          All exterior windows shall be washed on the inside and outside surfaces no less than three (3) times per year.

II.  HVAC:

     A. Heating, ventilating and conditioning equipment will be provided with sufficient capacity to accommodate a maximum population density of one
          (1) person per one hundred fifty (150) square feet of useable floor area served. In the event Tenant introduces into the Premises personnel or equipment which overloads the system's ability to adequately perform its proper functions, Landlord shall notify Tenant in writing and supplementary system(s) may be required and installed by Landlord at Tenant's expense, if within fifteen (15) days Tenant has not modified its use so as not to cause such overload.

          Operating criteria of the basic system are in accordance with the Massachusetts Energy Code and shall not be less than the following:

          1. Cooling season indoor conditions of not in excess of 78 degrees Fahrenheit when outdoor conditions are 91 degrees Fahrenheit drybulb and 73 degrees Fahrenheit wetbulb.

          2. Heating season minimum room temperature of 70 degrees Fahrenheit when outdoor conditions are 6 degrees Fahrenheit drybulb.

     B. Landlord shall provide heating, ventilating and air conditioning as normal seasonal charges may require during Normal Building Operating Hours (8:00 a.m. to 6:00 p.m., Monday through Friday, and 8:00 a.m. to 1:00 p.m. on Saturdays, legal holidays in all cases excepted).

          If Tenant shall require air conditioning (during the air conditioning season) or heating or ventilating during any season outside Normal Building Operating Hours, Landlord shall use landlord's best efforts to furnish such services for the area or areas specified by written request of Tenant delivered to the Building Superintendent or the Landlord before 3:00 p.m. of the business day preceding the extra usage. For such services, Tenant shall pay Landlord, as additional rent, upon receipt of billing, a sum equal to the cost incurred by Landlord. As of the date of this Lease, the cost for such service is $32.00 per hour.

III. ELECTRICAL SERVICES:

     A. Landlord shall provide electric power for a combined load of 3.0 watts per square foot of useable area for lighting and for office machines through standard receptacles for a typical office space and Landlord shall provide the additional power requirements per Exhibit B.

     B. Landlord shall require separate check or sub-metering and direct billing to Tenant for the electric power required for the HVAC unit to be installed in the Premises as part of the Landlord Work and for any other special equipment (such as computers and reproduction equipment) that requires either 3-phase electric power or any voltage other than 120, or for any other usage in excess of 3.0 watts per square foot.

     C. Landlord will furnish and install, at Tenant's expense, all replacement lighting tubes, lamps and ballasts required by Tenant. Landlord will clean lighting fixtures on a regularly scheduled basis at Tenant's expense.

IV.  ELEVATORS:

     Provide passenger elevator service.

V.   WATER:

     Provide hot water for lavatory purposes and cold water for drinking, lavatory and toilet purposes.

VI.  CARD ACCESS SYSTEM:

     Landlord will provide a card access system at one entry door of the building.

                                    EXHIBIT D

                                   FLOOR PLAN

                              [IMAGE OF FLOOR PLAN]

                                    EXHIBIT E

                       FORM OF COMMENCEMENT DATE AGREEMENT

     Reference is made to that certain Lease by and between ___________________ __________________, a(n) __________________, Landlord and _____________________,
a(n) ________________________, Tenant, and dated ___________________.

     Landlord and Tenant hereby confirm and agree that the Commencement Date under the Lease is _______________________ and that the Lease Term is _________.

     This Commencement Date Agreement is executed as a sealed instrument as of _________, 20___.

                                        LANDLORD:                              ,
                                                  -----------------------------
                                        a(n)
                                             -----------------------------------


                                        By:
                                            ------------------------------------

                                            ------------------------------------


                                        By:
                                            ------------------------------------

                                            ------------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        TENANT:                                ,
                                                -------------------------------
                                        A(n)
                                             -----------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Name (print):
                                                      --------------------------

                                    EXHIBIT F

                               LIST OF MORTGAGEES

     Security Agreement and Mortgage Deed, dated 10/30/96 recorded in the South Middlesex Registry of Deeds at Book 26791, Page 101, affected by Amended and Restated Mortgage Deed from Landlord to Teachers Insurance and Annuity Association of America, dated 11/3/98 recorded with said Deeds, said mortgagee having an address Attn: Joan Herman, Sr. Investment Analyst, 730 Third Avenue, New York, NY 10017.

                            FIRST AMENDMENT TO LEASE

     FIRST AMENDMENT TO LEASE dated as of this 29th day of June, 2005, by and between BOSTON PROPERTIES LIMITED PARTNERSHIP, as landlord ("Landlord") and ROVING SOFTWARE INCORPORATED, a Delaware corporation, d/b/a CONSTANT CONTACT, as tenant ("Tenant").

                                    RECITALS

     By Lease (the "Lease") dated July 9, 2002, Landlord did lease to Tenant and Tenant did lease from Landlord a portion of the second (2nd) floor of the building known as and numbered Reservoir Place, 1601 Trapelo Road, Waltham, Massachusetts (the "Building") consisting of 8,521 square feet of rentable floor area (the "Rentable Floor Area of the Initial Premises") which Premises are more particularly described in the Lease (the "Initial Premises").

     Landlord and Tenant have agreed to terminate the Lease with regard to the entire Initial Premises (hereinafter sometimes also referred to as the "Relinquished Premises") and Tenant has determined to Lease from Landlord the 27,094 square feet of rentable floor area (the "Rentable Floor Area of the New Premises") on the third floor of the Building, which space is shown on Exhibit A attached hereto as New Premises (hereinafter sometimes referred to as the "New Premises ") upon all of the same terms and conditions contained in the Lease, except as otherwise provided in this First Amendment to Lease (the "First Amendment").

     In addition, the Lease provides for a Term which will expire, unless extended or sooner terminated, on July 31, 2005. Landlord and Tenant desire to extend the Term of the Lease upon the terms contained in this First Amendment.

     Landlord and Tenant are entering into this instrument to set forth said leasing of the New Premises, to integrate the New Premises into the Lease, to extend the Term of the Lease and to amend the Lease.

     NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration in hand this date paid by each of the parties to other, the receipt and sufficiency of which are hereby severally acknowledged, and in further consideration of the mutual promises herein contained, Landlord and Tenant hereby agree to and with each other as follows:

     1. As of the "New Premises Commencement Date (as defined in Section 2 hereinbelow) the New Premises shall constitute a part of the "Premises" (and "Tenant's Space") demised to Tenant under the Lease and as of the "Relinquish Date" (as defined in Section 3 hereof) the Relinquished Premises shall no longer be deemed to be a part of and shall be deleted and removed from the "Premises" (and "Tenant's Space") demised to Tenant under the Lease. By way of example, the option to extend the Lease Term provided in Section 6 hereinbelow shall apply to the New Premises but not to the Relinquished Premises.

     2. The following definitions are hereby added to Section 1.1 of the Lease immediately after the definition of "Outside Completion Date for Phase II Construction":

          NEW PREMISES           The earlier to occur of (i) the date on which
          COMMENCEMENT DATE:     the New Premises are substantially complete as
                                 provided in Exhibit C attached to this First
                                 Amendment, or (ii) the date which Tenant commences beneficial use of the New Premises.

          NEW PREMISES           October 1, 2005
          SCHEDULED TERM
          COMMENCEMENT DATE:

          NEW PREMISES OUTSIDE   March 1, 2006
          COMPLETION DATE:

          NEW PREMISES LEASE     That period of time commencing on the New
          TERM:                  Premises Commencement Date and expiring on the
                                 expiration on the First Extended Term (defined in Section 4 hereinbelow).

     3. On or prior to the New Premises Commencement Date (sometimes hereinafter also referred to as the "Relinquish Date"), Tenant shall quit and vacate the Relinquished Premises and surrender the same in the condition required by the Lease upon the expiration or earlier termination of the Lease Term.

     4. The Lease Term, which but for this First Amendment is scheduled to expire on July 31, 2005, is hereby extended for a period commencing on August 1, 2005 and expiring on the date which is sixty (60) months subsequent to the New Premises Commencement Date (plus the partial month, if any, immediately following the New Premises Commencement Date) (the "First Extended Term") unless sooner extended or terminated in accordance with the provisions of the Lease as herein amended, such extension to be upon all the same terms and conditions set forth in the Lease except as otherwise provided in this First Amendment.

     5. Section 8.20 of the Lease is hereby deleted in its entirety and Landlord and Tenant hereby acknowledge and agree that Tenant's only option to extend the Lease Term beyond the expiration of the First Extended Term shall be as set forth in Section 6 hereinbelow.

     6. (A) On the conditions (which conditions Landlord may waive by written notice to Tenant) that both at the time of exercise of the herein described option to extend and as of the commencement of such extended term (i) there exists no "Event of Default" (defined in Section 7.1 of the Lease) and there have been no more than two (2) Event of Default occurrences during the Term,
(ii) the Lease is still in full force and effect, and (iii) Tenant has neither assigned the Lease nor sublet the Premises (except for an assignment or subletting permitted without Landlord's consent under Section 5.6 hereof), Tenant shall have the right to extend the Term of the Lease upon all the same terms, conditions, covenants and agreements contained in the Lease (except for the Annual Fixed Rent which shall be adjusted during the option period as hereinbelow set forth and except that there shall be no further option to extend) for one period of three (3) years. The option period is sometimes herein referred to as the "Second Extended Term." Notwithstanding any implication to the contrary Landlord has no obligation to make any additional payment to Tenant in respect of any construction allowance or the like or to perform any work to the Premises as a result of the exercise by Tenant of any such option.

          (B) If Tenant desires to exercise its option to extend the Term of the Lease, then Tenant shall give notice ("Tenant's Request") to Landlord, not earlier than fifteen (15) months nor later than twelve (12) months prior to the expiration of the First Extended Tenn, of Tenant's request for Landlord's quotation of the annual fair market rent for the Premises as of the commencement date of the Second Extended Term, such quotation to be based on the use of the Premises as first class office space utilizing properties of a similar character within the Boston West Suburban market (including premises within the Complex if at the time such quotation is requested such premises shall be available for rent) (hereinafter called the "Annual Market Rent"). Within thirty (30) days after Landlord's receipt of Tenant's notice requesting such a quotation, Landlord shall notify Tenant of Landlord's quotation of the Annual Market Rent for the Second Extended Term. Within fifteen (15) days after receipt by Tenant of Landlord's quotation of such Annual Market Rent, Tenant shall have the right to extend the Term of the Lease for the Second Extended Term by written notice ("Exercise Notice") to Landlord within said last mentioned 15-day period upon all of the same terms, conditions, covenants and agreements contained in the Lease, as amended, except that the annual fixed rent for the Second Extended Term shall be equal to the Annual Market Rent as quoted by Landlord for the Second Extended Term; provided, however, in no event shall the Annual Fixed Rent payable during the Second Extended Term be less than the Annual Fixed Rent for the last year of the Term of the Lease as it may have been extended and except further that there shall be no further extension option. Upon the giving of such notice, the Lease and the Term shall be extended, for the Second Extended Term, without the necessity for the execution of any additional documents (except that Landlord and Tenant agree to enter into an instrument in writing setting forth the Annual Fixed Rent); and in such event all references herein to the Term or the term of the Lease shall be construed as referring to the Term, as so extended, unless the context clearly otherwise requires. If Tenant fails timely to give either a Tenant's Request or an Exercise Notice pursuant to this Section 6, then Tenant shall have no further right to extend the term of the Lease pursuant to this Section 6, time being of the essence of the exercise by Tenant of its rights under this Section 6. Tenant shall have no right to extend the term of this Lease for more than three (3) years after the expiration of the First Extended Term.

          7. (A) Annual Fixed Rent for the Initial Premises shall continue to be payable through the Relinquish Date as provided in the Lease.

               (B) (i) During the period from the New Premises Commencement Date through the date which is twenty-four (24) months subsequent to the New Premises Commencement Date (plus the partial month, if any, immediately following the New Premises Commencement Date), Annual Fixed Rent for the New Premises shall be payable at the annual rate of $636,709.00 (being the product of (i) $23.50 and (ii) the Rentable Floor Area of the New Premises).

                    (ii) During the period from the twenty-fifth (25th) month following the New Premises Commencement Date (plus the partial month, if any, immediately following the New Premises Commencement Date) through the expiration of the First Extended Term, Annual Fixed Rent for the New Premises shall be payable at the annual rate of $650,256.00 (being the product of (i) $24.00 and (ii) the Rentable Floor Area of the New Premises).

                    (C) Annual Fixed Rent for the New Premises during the Second Extended Term (if exercised) shall be payable as provided in Section 6 of this First Amendment.

     8. (A) For purposes of calculating Tenant's payments for Operating Expenses pursuant to Section 2.6 of the Lease for that portion of the Lease Term prior to the New Premises Commencement Date, the definition of "Base Operating Expenses" contained in Section 1.1 of the Lease shall be unchanged. For that portion of the Lease Term on and after the New Premises Commencement Date, for such purposes, the definition of "Base Operating Expenses" shall be deleted in its entirety and substituted with the following:

          BASE OPERATING Landlord's Operating Expenses (as hereinafter defined
          EXPENSES:      in Section 2.6) for calendar year 2005 being January 1,
                         2005 through December 31, 2005.

          (B) For purposes of calculating Tenant's payments for real estate taxes pursuant to Section 2.7 of the Lease for that portion of the Lease Term prior to the New Premises Commencement Date, the definition of "Base Taxes" contain in Section 1.1 of the Lease shall be unchanged. For that portion of the Lease Term on and after the New Premises Commencement Date, for such purposes, the definition of "Base Taxes" shall be deleted in its entirety and Substituted with the following:

          BASE TAXES:   Landlord's Tax Expenses (as defined in Section 2.7)
                        for fiscal tax year 2006 (being July 1, 2005 through June 30, 2006).

     9. For the purposes of computing Tenant's payments for operating expenses pursuant to Section 2.6 of the Lease, Tenant's payments for real estate taxes pursuant to Section 2.7 of the Lease and Tenant's payments for electricity (as determined pursuant to Sections 2.5 and 2.8 of the Lease) for the period on and after the New Premises Commencement Date , the "Rentable Floor Area of Tenant's Space" shall be 27,094 square feet (being the Rentable Floor Area of New Premises). For the period prior to such date, the definition of "Rentable Floor Area of Tenant's Space" shall continue to be the Rentable Floor Area of the Initial Premises for such purposes.

     10. , As of the date of this First Amendment, Tenant agrees to pay to Landlord $111,917.76 (the "Additional Security Deposit"). Such Additional Security Deposit along with the original security deposit in the amount of $104,382.24 paid by Tenant in accordance with Section 8.21 of the Lease contain a total of $216,300.00 and shall be held by Landlord as security for the performance by Tenant of all obligations on the part of the Tenant under the Lease during the Term (as extended hereunder and as may be further extended) with respect to the Initial Premises, the New Premises and the Sublease Premises pursuant to the terms and conditions set forth in such Section 8.21.

     11. Landlord agrees to perform the work respecting the New Premises as described in Exhibit B attached hereto. All such work will be performed in accordance with the Work Letter attached hereto as Exhibit C.

     12. As of the New Premises Commencement Date, the "Number of Parking Privileges" for which Tenant is entitled pursuant to Section 1.1 shall be increased to ninety-five (95) automobiles, thirty-one (31) of which are located in the garage below the Building and sixty-four (64) of which are located on the outdoor surface lot.

     13. In no event shall Tenant have the right to terminate or cancel the Lease or to withhold rent or to set-off any claim or damages against rent as a result of any default by Landlord or breach by Landlord of its covenants or warranties or promises under the Lease, except in the case of a wrongful eviction of Tenant from the demised premises (constructive or actual) by Landlord continuing after notice to Landlord thereof and a reasonable opportunity for Landlord to cure the same. Further, the Tenant shall not assert any right to deduct the cost of repairs or any monetary claim against the Land1ord from rent thereafter due and payable, but shall look solely to the Landlord for satisfaction of such claim.

     14. As an inducement to Landlord to enter into this First Amendment, Tenant hereby represents and warrants that: (i) Tenant is not, nor is it owned or controlled directly or indirectly by, any person, group, entity or nation named on any list issued by the Office of Foreign Assets Control of the Unites States Department of the Treasury ("OFAC") pursuant to Executive Order 13224 or any similar list or any law, order, rule or regulation or any Executive Order of the President of the United States as a terrorist, "Specially Designated National and Blocked Person" or other banned or blocked person (any such person, group, entity or nation being hereinafter referred to as a "Prohibited Person"); (ii) Tenant is not (nor is it owned, controlled, directly or indirectly, by any person, group, entity or nation which is) acting directly or indirectly for or on behalf of any Prohibited Person; and (iii) neither Tenant (nor any person, group, entity or nation which owns or controls Tenant, directly or indirectly) has conducted or will conduct business or has engaged or will engage in any transaction or dealing with any Prohibited Person, including without limitation any assignment of the Lease or any subletting of all or any portion of the Premises or the making or receiving of any contribution or funds, goods or services to or for the benefit of a Prohibited Person. In connection with the foregoing, it is expressly understood and agreed that (x) any breach by Tenant of the foregoing representations and warranties shall be deemed an immediate Event of Default by Tenant under Section 7.1 of the Lease (without the benefit of notice or grace) and shall be covered by the indemnity provisions of Section
5.7 of the Lease, and (y) the representations and warranties contained in this subsection shall be continuing in nature and shall survive the expiration or earlier termination of the Lease.

     15. Landlord and Tenant acknowledge that as of the date of this First Amendment Tenant subleases from Authoria, Inc. pursuant to a Sublease dated October __ 2004 (the "Sublease") 2,200 square feet of rentable floor area located on the second floor of the Building (the "Sublease Premises") and that the term of the Sublease along with the underlying master lease are scheduled to expire on July 31, 2005 (the "Sublease Expiration Date"). In the event that the New Premises Commencement Date has not occurred prior to the Sublease Expiration Date, the Sublease Premises shall be added to the "Premises" leased under the Lease for a term commencing on August 1, 2005 and expiring on the New Premises Commencement Date. The leasing of the Sublease Premises shall be upon all of the terms and conditions set forth in the Lease, as amended, except that Tenant shall not be obligated to make payments for operating expenses as provided in Section 2.6, real estate taxes as provided in
Section 2.7 or electricity as provided in Sections 2.5 and 2.8 for the Sublease Premises and except further that Annual Fixed Rent shall be payable for the Sublease Premises at the annual rate of $44,000.00 (being the product of (i) $20.00 and (ii) the Rentable Floor Area of the Sublease Premises (being 2,200 square feet) in the same manner provided in the Lease for payments of Annual Fixed Rent. Notwithstanding anything to the contrary herein, Landlord shall have no obligation to perform any additions, alterations or improvements in the Sublease Premises. Upon the expiration or earlier termination of the Lease with respect to the Sublease Premises, Tenant shall return the Sublease Premises to Landlord in the condition required pursuant to the Lease. The extension option contained in this First Amendment shall not be applicable to the Sublease Premises.

     16. (A) Tenant warrants and resents that Tenant has not dealt with any broker in connection with the consummation of this First Amendment other than Cushman & Wakefield (the "Broker"); and in the event any claim is made against Landlord relative to dealings by Tenant with brokers other than the Broker, Tenant shall defend the claim against Landlord with counsel of Tenant's selection first approved by Landlord (which approval will not be unreasonably withheld) and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim.

          (B) Landlord warrants and represents that Landlord has not dealt with any broker in connection with the consummation of this First Amendment other than the Broker; and in the event any claim is made against Tenant relative to dealings by Landlord with brokers, Landlord shall defend the claim against Tenant with counsel of Landlord's selection and save harmless and indemnify Tenant on account of loss, cost or damage which may arise by reason of such claim.

     17. Except as otherwise expressly provided herein, all capitalized terms used herein without definition shall have the same meanings as are set forth in the Lease.

     18. Except as herein amended the Lease shall remain unchanged and in full force and effect. All references to the "Lease" shall be deemed to be references to the Lease as herein amended.

     EXECUTED as of the date and year first above written.

WITNESS:                                LANDLORD:
                                        BOSTON PROPERTIES LIMITED PARTNERSHIP
                                        By BOSTON PROPERTIES, INC.,
                                        its general partner


/s/ [illegible]                         By: /s/ David C. Provost
-------------------------------------      -------------------------------------
                                        Name: David C. Provost
                                        Title: Senior Vice President
                                               Boston Properties


                                        TENANT:
ATTEST:                                 ROVING SOFTWARE INCORPORATED


By: /s/ Eric S. Groves                  By: /s/ Gail F. Goodman
   ----------------------------------      -------------------------------------
  Name: Eric S. Groves                  Name: Gail F. Goodman
  Title: Secretary or Assistant         Title: President (or Vice President)
         Secretary

                                    EXHIBIT B

                         DESCRIPTION OF LANDLORD'S WORK

                             [IMAGE OF FLOOR PLAN]

EXHIBIT C

                                   WORK LETTER

1.1  SUBSTANTIAL COMPLETION.

     (A)  Plans and Construction Process.

          (1) Landlord's Work. Landlord shall perform the work in the New Premises shown on the plans (the "Plans") listed on Exhibit B annexed to this Amendment ("Landlord's Work"); provided, however, that Landlord shall have no responsibility for the installation or connection of Tenant's computer, telephone, other communication equipment, systems or wiring. Any items of work requested by Tenant and not shown on the Plans shall be deemed to be Change Proposal(s) (as defined below) and shall be subject to the terms and provisions of subsection (2) below.

          (2) Change Orders. Tenant shall have the right, in accordance herewith, to submit for Landlord's approval change proposals with respect to items of work not shown on the Plans (each, a "Change Proposal"). Landlord agrees to respond to any such Change Proposal within such time as is reasonably necessary (taking into consideration the information contained in such Change Proposal) after the submission thereof by Tenant, advising Tenant of any anticipated costs ("Change Order Costs") associated with such Change Proposal (which shall include a construction management fee equal to 6% of the Change Proposal), as well as an estimate of any delay which would likely result in the completion of the Landlord's Work if a Change Proposal is made pursuant thereto. Tenant shall have the right to then approve or withdraw such Change Proposal within five (5) days after receipt of such information. If Tenant fails to respond to such Change Proposal within such five (5) day period, such Change Proposal shall be deemed withdrawn. If Tenant approves such Change Proposal, then such Change Proposal shall be deemed a "Change Order" hereunder and if the Change Order is made, then the Change Order Costs associated with the Change Order shall be deemed additions to Landlord's Work and shall be paid in the same manner as Tenant Plan Excess Costs are paid as set forth in Section 1.3.

          (3) Except to the extent that another time period is expressly herein set forth, Tenant shall respond to any request from Landlord, Landlord's architect, Landlord's contractor and/or Landlord's construction representative for approvals or information in connection with Landlord's Work, within two (2) business days of Tenant's receipt of such request. In addition, Tenant shall, within two (2) business days after receipt thereof from Landlord, execute and deliver to Landlord any affidavits and documentation required in order to obtain all permits and approvals necessary for Landlord to commence and complete Landlord's Work on a timely basis ("Permit Documentation").

          (4) Time of the Essence. Time is of the essence in connection with Tenant's obligations under this Section 1.1.

     (B)  Substantial Completion; Tenant Delay.

          (1) Landlord's Obligations. Subject to delays due to Tenant Delays (as hereinafter defined) and delays due to any prevention, delay or stoppage due to governmental regulation, strikes, lockouts, acts of God, acts of war, terrorist acts, civil commotions, unusual scarcity of or inability to obtain labor or materials, labor difficulties, casualty or other causes reasonably beyond Landlord's control or attributable to Tenant's action or inaction ("Force Majeure"), Landlord shall use reasonable speed and diligence to have the Landlord's Work with respect to the New Premises substantially completed on or before the New Premises Scheduled Term Commencement Date, but Tenant shall have no claim against Landlord for failure so to complete construction of Landlord's Work in the New Premises, except for the right to terminate this Lease with respect to the New Premises only, without further liability to either party, in accordance with the provisions hereinafter specified in Section 1.2

          (2) Definition of Substantial Completion. The New Premises shall be treated as having been substantially completed and be deemed ready for Tenant's occupancy on the later of:

               (a) The date on which Landlord's Work, together with common facilities for access and services to the New Premises has been completed (or would have been completed except for Tenant Delay) except for items of work and adjustment of equipment and fixtures which can be completed after occupancy has been taken without causing substantial interference with Tenant's use of such premises (i.e. so-called "punch list" items), or

               (b) The date when permission has been obtained from the applicable governmental authority, to the extent required by law, for occupancy by Tenant of the New Premises for the Permitted Use (as defined in the Lease), unless the failure to obtain such permission is due to a Tenant Delay.

               In the event of any dispute as to the date on which Landlord's Work has been completed, the reasonable determination of Landlord's architect as to such date shall be deemed conclusive and binding on both Landlord and Tenant.

          (3) Incomplete Work. Landlord shall complete as soon as conditions practically permit any incomplete items of Landlord's Work, and Tenant shall cooperate with Landlord in providing access as may be required to complete such work in a normal manner.

          (4) Early Access by Tenant. Landlord shall permit Tenant access for installing Tenant's trade fixtures in portions of the New Premises prior to substantial completion with it can be done without material interference with remaining work or with the maintenance of harmonious labor relations. Any such access by Tenant shall be upon all of the terms and conditions of the Lease (other than the payment of Annual Fixed Rent) and shall be at Tenant's sole risk, and Landlord shall not be responsible for any injury to persons or damage to property resulting from such early access by Tenant.

          (5) Prohibition on Access by Tenant Prior to Actual Substantial Completion. If, prior to the date that either the New Premises are in fact actually substantially complete, the New Premises are deemed to be substantially complete pursuant to the provisions of this Section (i.e. and the Commencement Date has therefore occurred), Tenant shall not (except with Landlord's consent) be entitled to take possession of the New Premises for the Permitted Use until the New Premises is in fact actually substantially complete.

     (C)  Tenant Delay.

          (1)  A "Tenant Delay" shall be defined as the following:

               (a) Tenant's failure timely to respond to any request from Landlord, Landlord's architect, Landlord's contractor and/or Landlord's construction representative or to timely provide all required Permit Documentation to Landlord within the applicable time periods get forth in this Work Letter;

               (b) Tenant's failure pay the Tenant Plan Excess Costs in accordance with Section 1.3 of this Work Letter;

               (c) Any delay due to items work for which there is long lead time in obtaining the materials therefor or which are specially or specifically manufactured, produced or milled for the work in or to the New Premises and require additional time for receipt or installation;

               (d) Any delay due to changes, alterations or additions required or made by Tenant with respect to items not shown on the Plans including, without limitation, Change Orders; or

               (e) Any other delays caused by Tenant, Tenant's contractors, architects, engineers, or anyone else engaged by Tenant in connection with the preparation of the New Premises for Tenant's occupancy, including, without limitation, utility companies and other entities furnishing communications, data processing or other service, equipment, or furniture.

          (2)  Tenant Obligations with Respect to Tenant Delays.

               (a) Tenant covenants that no Tenant Delay shall delay commencement of the Term or the obligation to pay Annual Fixed Rent or Additional Rent, regardless of the reason for such Tenant Delay or whether or not it is within the control of Tenant or any such employee. Landlord's Work shall be deemed substantially completed as of the date when Landlord's Work would have been substantially completed but for any Tenant Delays, as determined by Landlord in the exercise of its good faith business judgment.

               (b) Tenant shall reimburse Landlord the amount, if any, by which the cost of Landlord's Work is increased as the result of any Tenant Delay.

               (c) Any amounts due from Tenant to Landlord under this Section 1.1(C)(2) shall be due and payable within thirty (30) days of billing therefor, and shall be considered to be Additional Rent. Nothing contained in this Section 1.1(C)(2) shall limit or qualify or prejudice any other covenants, agreements, terms, previsions and conditions contained in this Lease.

1.2  OUTSIDE COMPLETION DATE.

If Landlord shall have failed substantially to complete Landlord's Work in the New Premises described in the Plans on or before the New Premises Outside Completion Date as defined in the First Amendment to which this Work Letter is attached (which date shall be extended automatically for such periods of time as Landlord is prevented from proceeding with or completing the same by reason of Landlord's Force Majeure or any act or failure to act of Tenant which interferes with Landlord's construction of the New Premises without limiting Landlord's other rights on account thereof), Tenant shall have the right to terminate this First Amendment with respect to New Premises by giving notice to Landlord of Tenant's desire to do so before such completion and within the time period from the New Premises Outside Completion Date (as so extended) until the date which is thirty (30) days subsequent to the New Premises Outside Completion Date (as so extended); and, upon the giving of such notice, this First Amendment with respect to New Premises shall cease and come to an end without further liability or obligation on the part of either party unless, within thirty (30) days after receipt of such notice, Landlord substantially completes Landlord's Work respecting New Premises. Such right of termination with respect to New Premises shall be Tenant's sole and exclusive remedy for Landlord's failure so to complete Landlord's Work within such time and in no event shall Tenant have a right to terminate the Lease with respect to the Initial Premises for such failure. Each day of Tenant Delay shall be deemed conclusively to cause an equivalent day of delay by Landlord in substantially completing Landlord's Work respecting New Premises pursuant to Section 1.1 hereof, and thereby automatically extend for each such equivalent day of delay the date of the New Premises Outside Completion Date.

1.3  TENANT PLAN EXCESS COSTS.

Notwithstanding anything contained in this Work Letter to the contrary, it is understood and agreed that Tenant shall be fully responsible for the costs of any items of work not shown on the Plans attached to this First Amendment as Exhibit B (the "Tenant Plan Excess Costs"). To the extent, if any, that there are Tenant Plan Excess Costs, Tenant shall pay Landlord, as Additional Rent, 50% of the Tenant Plan Excess Costs prior to the commencement of the Landlord's Work, with the balance of the Tenant Plan Excess Costs due upon substantial completion of the Landlord's Work respecting New Premises; provided, however, that in the event that the Tenant Plan Excess Costs exceed $10,000 (the "Maximum Amount"), then Tenant shall pay to Landlord, as Additional Rent, at the time that Tenant approves any Change Order that causes the Tenant Plan Excess Costs to exceed the Maximum Amount, all Tenant Plan Excess Costs in excess of the Maximum Amount.

                            SECOND AMENDMENT TO LEASE

SECOND AMENDMENT TO LEASE dated as of this 24th day of July, 2006 by and between BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, the general partner of which is Boston Properties, Inc., a Delaware corporation, as landlord ("Landlord") and ROVING SOFTWARE INCORPORATED, a Delaware corporation, d/b/a CONSTANT CONTACT, as tenant ("Tenant").

                                    RECITALS

     By Lease dated July 9, 2002 (the "Original Lease"), as amended by First Amendment to Lease dated as of June 29, 2005 (the "First Amendment") Landlord did lease to Tenant and Tenant did hire and lease from Landlord certain premises containing 27,094 square feet of rentable floor area ("Rentable Floor Area of Existing Premises") located on the third (3rd) floor in the building (the "Building") commonly known as Reservoir Place Main (formerly referred to in the Lease as "Reservoir Place II") at 1601 Trapelo Road, Waltham, Massachusetts (referred to in the Lease as the "Premises" or "Tenant's Space", hereinafter, the "Existing Premises"). The Original Lease, as amended by the First Amendment, is hereinafter referred to as the "Lease".

     Tenant has determined to lease from Landlord an additional 10,335 feet of rentable floor area ("Rentable Floor Area of Expansion Premises") on the third
(3rd) floor of the Building (the "Expansion Premises") shown on Exhibit A attached hereto, upon the terms and conditions contained in this Second Amendment to Lease (the "Second Amendment").

     Landlord and Tenant are entering into this instrument to set forth the terms and conditions for the use and occupancy of the Expansion Premises and to otherwise amend the Lease.

     NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration in hand this date paid by each of the parties to the other, the receipt and sufficiency of which are hereby severally acknowledged, and in further consideration of the mutual promises herein contained, Landlord and Tenant hereby agree to and with each other as follows:

1. As of the "Expansion Premises Commencement Date" (as defined in Section 2 below) and continuing through the expiration or earlier termination of the Term (including the balance of the First Extended Term), the Existing Premises shall be expanded to include the Expansion Premises, such that the Existing Premises and the Expansion Premises shall constitute the "Premises" (and "Tenant's Space") demised to Tenant under the Lease. All terms and conditions of the Lease (including, without limitation, Tenant's right to extend the Lease Term as set forth in Section 6 of the First Amendment) shall apply to the Expansion Premises and Existing Premises, collectively, except as otherwise indicated in this Second Amendment.

2. The following definitions are hereby added (or substituted, where applicable) to the REFERENCE DATA in Section 1.1 of the Lease:

     EXPANSION PREMISES   May 1, 2008.
     COMMENCEMENT DATE:

     BROKER               McCall & Almy
                          One Post Office Square, 37th Floor
                          Boston, Massachusetts 02109

3.   ANNUAL FIXED RENT.

     (A) With respect to the Existing Premises, Annual Fixed Rent shall be paid as currently provided in the Lease.

     (B) With respect to the Expansion Premises, commencing on the Expansion Premises Commencement Date and continuing through the expiration of the First Extended Term, Annual Fixed Rent for the Expansion Premises shall be payable at the annual rate of Two Hundred and Eighty Nine Thousand Three Hundred and Eighty 00/100 Dollars ($289,380.00) (being the product of (i) $28.00 and (ii) the Rentable Floor Area of Expansion Premises (being 10, 335 square feet)).

4. Effective as of the Expansion Premises Commencement Date and continuing through the expiration of the Term, the following definitions are hereby added to the REFERENCE DATA in Section 1.1 of the Lease:

     NUMBER OF PARKING        Beginning on the Expansion Premises Commencement
     PRIVILEGES FOR THE       Date, there shall be added additional privileges
     EXPANSION PREMISES:      for parking thirty-six (36) automobiles, ten (10)
                              of which are located in the garage below the Building, and twenty-six (26) of which will be located on the outdoor surface lot.

     RENTABLE FLOOR AREA OF   10,335 square feet.
     EXPANSION PREMISES:

5.   OPERATING EXPENSES.

     (A) Existing Premises. For purposes of calculating Tenant's payments for Operating Expenses for the Existing Premises pursuant to Section 2.6 of the Lease, the definition of "Base Operating Expenses" contained in Paragraph 8(A) of the First Amendment shall be unchanged.

     (B) Expansion Premises. In addition to the payments referenced in Section 5(A) above, Tenant shall pay Operating Expenses for the Expansion Premises to be calculated as follows: For purposes of calculating Tenant's payments for Operating Expenses for the Expansion Premises pursuant to Section 2.6 of the Lease for that portion of the First Extended Term on and after the Expansion Premises Commencement Date, with respect to the Expansion Premises only, the definition of "Base Operating Expenses" shall be:

          BASE OPERATING   Landlord's Operating Expenses (as defined in Section
          EXPENSES:        2.6 of the Lease) for calendar year 2008 being
                           January 1, 2008 through December 31, 2008.

6.   REAL ESTATE TAXES.

     (A) Existing Premises. For purposes of calculating Tenant's payments for real estate taxes for the Existing Premises pursuant to Section 2.7 of the Lease, the definition of "Base Taxes" contained in Paragraph 8(B) of the First Amendment shall be unchanged.

     (B) Expansion Premises. In addition to the payments referenced in Section 6(A) above, Tenant shall pay real estate taxes for the Expansion Premises to be calculated as follows: For purposes of calculating Tenant's payments for real estate taxes for the Expansion Premises pursuant to Section 2.7 of the Lease for that portion of the First Extended Term on and after the Expansion Premises Commencement Date, with respect to the Expansion Premises only, the definition of "Base Taxes" shall be:

     BASE TAXES:   Landlord's Tax Expenses (as defined in Section 2.7 of the
                   Lease) for fiscal tax year 2009 being July 1, 2008 through June 30, 2009.

7. Condition of the Expansion Premises. Tenant shall accept the Expansion Premises in their "AS-IS" condition without any obligation on the Landlord's part to perform any additions, alterations, improvements, demolition or other work therein or pertaining thereto or to install or connect any of Tenant's telephone or other communications equipment or systems or to provide any allowance.

8.   Yield-Up.

     (a) Notwithstanding the provisions of Section 5.2 of the Lease to the contrary, with respect to the condition in which Tenant must yield up the Premises at the expiration or termination of the Term, Tenant shall not be required to remove any alterations or additions (i) made by Oce Imagistics, Inc. ("Imagistics") prior to the commencement of the term of that certain sublease from Imagistics to Tenant dated as of the date of this Second Amendment (the "Sublease"), and consented to by Landlord pursuant to that certain Consent Agreement by and among Landlord, Tenant and Imagistics dated as of the date hereof; and (ii) made by Tenant to the extent shown on the Plans dated May 15, 2006 prepared by Visnick & Caulfield and known as A-O Cover sheet, D-1 Demolition Plan, A-1 Furniture Plan, A-2 Partition Plan, A-3 Electrical & Tele/Data Plan, A-4 Reflected Ceiling Plan, A-5 Finish Plan, A-6 Details and plans dated May 15, 2006 prepared by AHA Consulting Engineers and known as FP-3 Fire Protection, Partial third floor plan and FA-3 Fire Alarm, Partial third floor plan, as modified by letter dated June 8, 2006 from Michael J. Schumacher to Marcus Green of Tenant (collectively, the "Sublease Plans"), all of which Plans have previously been delivered to Landlord. Provided, however, notwithstanding the foregoing, Tenant shall in all events remain obligated to remove the wiring for Tenant's computer, telephone and other communication systems and equipment, unless Landlord, by notice to Tenant given at least forty-five (45) days before the expiration or termination of the Term, specifies that such wiring need not be removed.

     (b) Commencing on the Expansion Premises Commencement Date, Sections 3.3 and 5.2 of the Lease are amended as follows:

          (i) Section 3.3. Add the following phrase to the beginning of the last complete sentence on page 21 of the Lease: "Except for any alterations or additions that Tenant requests to remain in the Premises in Tenant's notice seeking Landlord's consent for the installation thereof (which notice shall specifically refer to this Section 3.3) and for which Landlord specifically agrees in writing may remain,"; and

          (ii) Section 5.2. Add the following parenthetical after the words "before such expiration or termination" in subsection (iii) of
               Section 5.2: "(unless otherwise specified by Landlord as set forth in Section 3.3)".

     Except as expressly provided in this paragraph, all other terms and conditions of Section 5.2 shall continue to apply to the Premises and shall remain in full force and effect.

9. Commencing on the Expansion Premises Commencement Date, Section 3.3 of the Lease is amended to add the following sentence after the seventh sentence of the existing paragraph:

     "With respect to alterations and additions to Tenant's space for which a building permit is not required under applicable Legal Requirements only, Landlord agrees that it shall not delay its review and approval (or disapproval, as applicable) of the plans and specifications submitted by Tenant, for more than five (5) business days after receipt such plans and specifications. The foregoing sentence shall not apply to, and shall in no way affect or limit, Landlord's rights and obligations with respect to the review and approval of plans and specifications for all other alterations and additions proposed by Tenant."

10. Commencing on the date of this Second Amendment, Section 5.6.1.1 of the Lease is amended as follows:

     (a) Delete the words beginning in the second line of the paragraph, "the whole (but not part), of the Premises (no partial subletting being permitted other than as provided in Section 5.6.1)" and substitute therefor the words, "all or a portion of the Premises" and

     (b) Add the following paragraph to the end of the existing paragraph:

          "In addition to the other requirements set forth in this Lease and notwithstanding any other provision of this Lease, partial sublettings of the Premises shall only be permitted under the following terms and conditions: (i) the layout of both the subleased premises and the remainder of the Premises must comply with applicable laws, ordinances, rules and/or regulations and be approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, including, without limitation, all requirements concerning access and egress; (ii) in the event the subleased premises are separately physically demised from the remainder of the Premises, Tenant shall pay all costs of separately physically demising the subleased premises; and (iii) in no event shall there exist more than three (3) partial subleases at any one time during the Term."

     (c) During the term of the Sublease, in connection with any reference in the Lease to a partial sublease of the "Premises," the term "Premises" shall refer collectively to the Premises and the subleased premises subleased by Tenant, as subtenant, under the Sublease.

11.  Right of First Offer.

     As of the date hereof, 4,876 feet of rentable floor area on the third (3rd) floor of the Building shown on Exhibit B attached hereto (the "Offer Space") is available for lease. Subsequent to the date of this Second Amendment, and provided that at the time Landlord elects to offer the Offer Space to Tenant for reletting (i) no "Event of Default" (as defined in Section 7.1 of the Lease exists and there have been no more than two (2) Event of Default occurrences during the Term, (ii) Tenant has not assigned this Lease (except for assignments permitted under Section 5.6.1 of the Lease) or sublet more than ten percent (10%) of the Rentable Floor Rea of Tenant's Space, and (iii) the Lease is still in full force and effect, Landlord agrees not to enter into a lease or leases to relet such Offer Space without first giving to Tenant an opportunity to lease such space for the Annual Market Rent (as hereinafter defined) as determined by Landlord. The Annual Market Rent shall be the annual fair market rent for such space as of the date when the same becomes so available for reletting, based upon the use of such space as first class office space utilizing properties of similar character within the Boston West Suburban market (including similar premises within the Complex if at the time such quotation is requested such premises shall be available for rent). When Landlord is in discussions with a third party to lease the Offer Space and has negotiated with such third party an annual fixed rent and length of term for the Offer Space that Landlord wishes to accept in order to proceed to the letter of intent stage with such third party, which may be at any time after the date of this Second Amendment, in Landlord's sole discretion. Landlord shall notify Tenant (the "Offer Notice") of the availability of such Offer Space and shall advise Tenant of the Annual Market Rent and other business terms upon which Landlord is willing to lease such Offer Space. If Tenant wishes to exercise Tenant's right of first offer, Tenant shall do so, if at all, by giving Landlord notice of Tenant's desire to lease the entire amount of such Offer Space (it being agreed that Tenant has no right to lease less than the entire amount of the Offer Space which is so available) on the terms provided herein within fifteen (15) days after receipt of Landlord's Offer Notice, time being of the essence. If Tenant shall give such notice the same shall constitute an agreement to enter into an instrument in writing to lease such Offer Space within twenty (20) business days after receipt of such instrument from Landlord upon all of the same terms and conditions in this Lease except for the provisions of this Section, the Annual

     Fixed Rent which shall be equal to the Annual Market Rent as quoted by Landlord, such other business terms set forth in Landlord's Offer Notice as aforesaid and those provisions which are inappropriate to the business agreement. If Tenant shall not so exercise such right within such period, time being of the essence in respect of such exercise, Tenant shall have no further right of first offer hereunder and Landlord shall be free to enter into a lease or leases of such Offer Space or portions thereof with another prospective tenant or tenants upon terms and conditions as Landlord shall determine, which terms may include rights or options to extend the term or to expand the size of the premises under such lease or leases, provided, however, it is agreed that if Landlord does not so lease such space during the three month period following the date of Landlord's Offer Notice for an annual market rent that is equal to or greater than ninety percent (90%) of the Annual Market Rent quoted by Landlord in the Offer Notice, then terms of this Section shall continue to apply to such Offer Space.

     If Tenant shall exercise any such right of first offer and if, thereafter, the then occupant of the premises with respect to which Tenant shall have so exercised such right wrongfully fails to deliver possession of such premises at the time when its tenancy is scheduled to expire, Landlord shall use reasonable efforts and due diligence (which shall be limited to the commencement and prosecution thereafter of eviction proceedings but which shall not require the taking of any appeal) to evict such occupant from such space and; to deliver possession of such space to Tenant as soon as may be practicable. Commencement of the term of Tenant's occupancy and lease of such additional space shall, in the event of such holding over by such occupant, be deferred until possession of the additional space is delivered to Tenant. The failure of the then occupant of such premises to so vacate shall not constitute a default or breach by Landlord and shall not give Tenant any right to terminate this Lease or to deduct from, offset against or withhold Annual Fixed Rent or additional rent (or any portions thereof).

12. Notwithstanding Section 8.15 of the Lease, upon execution and delivery of this Second Amendment, Landlord will use "reasonable efforts" as defined in
     Section 8.15 of the Lease, to obtain a non-disturbance, subordination and attornment agreement from Landlord's current mortgagee on such mortgagee's then current standard form of agreement ("Lender SNDA"), with such changes that are mutually acceptable to the parties thereto. In the event that Tenant requests changes to any standard Lender SNDA form, Tenant shall be responsible for all costs and expenses incurred by Landlord or any such mortgagee in connection with the review, negotiation and execution thereof including, but not limited to, attorneys fees. Landlord's failure to obtain a Lender SNDA for Tenant shall have no effect on the rights, obligations and liabilities of Landlord and Tenant or be considered to be a default by Landlord hereunder.

13. Tenant represents that simultaneous with the execution of this Second Amendment, Tenant and Imagistics have executed the Sublease. Subject to the execution and delivery by Tenant and Imagistics of the Sublease, and the execution and delivery by Tenant, Imagistics and Landlord of Landlord's Consent, Landlord represents that the term of Landlord's lease with Imagistics, to which the Sublease is subordinate, is scheduled to expire on April 30, 2008. Landlord and Tenant acknowledge and agree that the Lease

     Term is currently scheduled to expire on September 30, 2010, unless further extended by Tenant for the Second Extended Term as provided in Section 6 of the First Amendment.

14. (A) Tenant warrants and represents that Tenant has not dealt with any broker in connection with the consummation of this Second Amendment other than the Broker referenced above; and in the event any claim is made against Landlord relative to dealings by Tenant with brokers other than the Broker, Tenant shall defend the claim against Landlord with counsel of Tenant's selection first approved by Landlord (which approval will not be unreasonably withheld) and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim.

     (B) Landlord warrants and represents that Landlord has not dealt with any broker in connection with the consummation of this Second Amendment other than the Broker referenced above; and in the event any claim is made against Tenant relative to dealings by Landlord with brokers other than the Broker, Landlord shall defend the claim against Tenant with counsel of Landlord's section and save harmless and indemnify Tenant on account of loss, cost or damage which may arise by reason of such claim.

15. Except as otherwise expressly provided herein, all capitalized terms used herein without definition shall have the same meanings as are set forth in the Lease.

16. Except as herein amended the Lease shall remain unchanged and in full force and effect. All references to the "Lease" shall be deemed to be references to the Lease as herein amended.

                           [Signature page to follow.]

     EXECUTED as a sealed instrument as of the date and year first above written.

WITNESS:                                LANDLORD:
                                        BOSTON PROPERTIES LIMITED PARTNERSHIP
                                        By BOSTON PROPERTIES, INC.,
                                        Its general partner


/s/ [illegible]                         By /s/ David C. Provost
-------------------------------------      -------------------------------------
                                        Name David C. Provost
                                        Title Senior Vice President
                                              Boston Properties


ATTEST:                                 TENANT:
                                        ROVING SOFTWARE INCORPORATED


By: /s/ Steven R. Wasserman             By /s/ Steven R. Wasserman
    ---------------------------------      -------------------------------------
Name: Steven R. Wasserman               Name Steven R. Wasserman
Title: Secretary                        Title (VICE PRESIDENT)
                                              HERETO DULY AUTHORIZED


                                        By /s/ Marcus Green
                                           -------------------------------------
                                        Name Marcus Green
                                        Title ASSISTANT TREASURER
                                              HERETO DULY AUTHORIZED

                                        (CORPORATE SEAL)

                                    EXHIBIT A

                           Plan of Expansion Premises

                          [IMAGE OF EXPANSION PREMISES]

                                    EXHIBIT B

                               Plan of Offer Space

                              [IMAGE OF OFFER SPACE]

                            THIRD AMENDMENT TO LEASE

THIRD AMENDMENT TO LEASE dated as of this 27th day of February, 2007 by and between BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, the general partner of which is Boston Properties, Inc., a Delaware corporation, as landlord ("Landlord") and CONSTANT CONTACT, INC., a Delaware corporation, as tenant ("Tenant").

                                    RECITALS

     By Lease dated July 9, 2002 (the "Original Lease"), as amended by First Amendment to Lease dated as of June 29, 2005 (the "First Amendment"), and Second Amendment to Lease dated as of July 24, 2006 (the "Second Amendment") (the Original Lease, as amended by the First Amendment and the Second Amendment, hereinafter referred to as the "Lease"), Landlord did lease to Tenant and Tenant did hire and lease from Landlord certain premises containing 37,429 square feet of rentable floor area ("Rentable Floor Area of Existing Premises") located on the third (3rd) floor in the building (the "Building") commonly known as Reservoir Place Main (formerly referred to in the Lease as "Reservoir Place II") at 1601 Trapelo Road, Waltham, Massachusetts (referred to in the Lease as the "Premises" or "Tenant's Space", hereinafter, the "Existing Premises"). The parties further acknowledge that the term has not yet commenced with respect to a portion of the Existing Premises (i.e., the "Expansion Premises", as such term is defined in the Second Amendment), and that Tenant is currently subleasing such space pursuant to a separate sublease agreement.

     Tenant has determined to lease from Landlord an additional 13,276 feet of rentable floor area ("Rentable Floor Area of Third Expansion Premises") on the third (3rd) floor of the Building (the "Third Expansion Premises") shown on Exhibit A attached hereto, upon the terms and conditions contained in this Third Amendment to Lease (the "Third Amendment"). The Third Expansion Premises is comprised of the "Third Expansion Premises A," which is 8,400 feet of rentable floor area ("Rentable Floor Area of the Third Expansion Premises A") as shown on Exhibit A, and the "Third Expansion Premises B," which is 4,876 feet of rentable floor area ("Rentable Floor Area of the Third Expansion Premises B") as shown on Exhibit A.

     Landlord and Tenant are entering into this instrument to set forth the terms and conditions for the use and occupancy of the Third Expansion Premises and to otherwise amend the Lease.

     NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration in hand this date paid by each of the parties to the other, the receipt and sufficiency of which are hereby severally acknowledged, and in further consideration of the mutual promises herein contained, Landlord and Tenant hereby agree to and with each other as follows:

1.   (A) As of the "Third Expansion Premises A Commencement Date" (as defined in
     Section 2 below) and continuing through the expiration or earlier termination of the Term (including the balance of the First Extended Term), the Existing Premises shall be expanded to include the Third Expansion Premises A, such that the Existing Premises and the Third Expansion Premises A shall constitute the "Premises" (and "Tenant's Space") demised to Tenant under the Lease. All terms and conditions of the Lease (including, without limitation, Tenant's right to extend the Lease Term as set forth in
     Section 6 of the First Amendment) shall apply to the Third Expansion Premises A and Existing Premises, collectively, except as otherwise indicated in this Third Amendment.

     (B) As of the "Third Expansion Premises B Commencement Date" (as defined in
     Section 2 below) and continuing through the expiration or earlier termination of the Term (including the balance of the First Extended Term), the Existing Premises shall be expanded to include the Third Expansion Premises B, such that the Existing Premises and the Third Expansion Premises B shall constitute the "Premises" (and "Tenant's Space") demised to Tenant under the Lease. All terms and conditions of the Lease (including, without limitation, Tenant's right to extend the Lease Term as set forth in Section 6 of the First Amendment) shall apply to the Third Expansion Premises B and Existing Premises, collectively, except as otherwise indicated in this Third Amendment.

2. The following definitions are hereby added (or substituted, where applicable) to the REFERENCE DATA in Section 1.1 of the Lease:


THIRD EXPANSION PREMISES
A COMMENCEMENT DATE                     The earlier to occur of (i) the date
                                        that is sixty (60) days after Landlord
                                        provides Tenant with early access to all
                                        of the Third Expansion Premises A as
                                        provided under Section 7.5 of this Third
                                        Amendment, or (ii) the date on which
                                        Tenant commences beneficial use of the
                                        Third Expansion Premises A for its
                                        business purposes.

THIRD EXPANSION PREMISES A
RENT COMMENCEMENT DATE:                 Thirty (30) days after the Third
                                        Expansion Premises A Commencement Date.

THIRD EXPANSION PREMISES
EXPIRATION DATE:                        September 30, 2010, to be coterminous
                                        with the Term

LANDLORD'S CONSTRUCTION
REPRESENTATIVE:                         Michael Schumacher

TENANT'S CONSTRUCTION
REPRESENTATIVE:                         David Mann and Steven Wasserman, either
                                        of whom individually may act on Tenant's
                                        behalf.

THIRD EXPANSION PREMISES B
COMMENCEMENT DATE:                      March 1, 2007.

THIRD EXPANSION PREMISES B RENT
COMMENCEMENT DATE:                      July 1, 2007

ADDITIONAL SECURITY DEPOSIT:            $91,375.00

BROKER:                                 McCall & Almy
                                        One Post Office Square, 37th Floor
                                        Boston, Massachusetts 02109

3.   ANNUAL FIXED RENT.

     (A) With respect to the Existing Premises, Annual Fixed Rent shall be paid as currently provided in the Lease.

     (B) With respect to the Third Expansion Premises A Annual Fixed Rent for the Third Expansion Premises A shall be payable as follows:

          (i) Commencing on the Third Expansion Premises A Rent Commencement Date and continuing for the next twelve calendar months of the Term (plus the partial month, if any, immediately following the Third Expansion Premises A Rent Commencement Date) at the annual rate of Two Hundred and Forty Three Thousand Six Hundred 00/100 Dollars ($243,600.00) (being the product of (i) $29.00 and (ii) the Rentable Floor Area of the Third Expansion Premises A (being 8,400 square feet));

          (ii) During the next twelve (12) calendar months of the Term, at the annual rate of Two Hundred and Fifty Two Thousand 00/100 Dollars ($252,000.00) (being the product of (i) $30.00 and (ii) the Rentable Floor Area of the Third Expansion Premises A); and

          (iii) Thereafter and continuing through the expiration of the Term, at the annual rate of Two Hundred and Sixty Thousand Four Hundred 00/100 Dollars ($260,400.00) (being the product of (i) $31.00 and (ii) the Rentable Floor Area of the Third Expansion Premises A).


     (C) With respect to the Third Expansion Premises B, Annual Fixed Rent for the Third Expansion Premises B shall be payable as follows:


          (i) Commencing on the Third Expansion Premises B Rent Commencement Date and continuing for the next twelve calendar months of the Term (plus the partial month, if any, immediately following the Third Expansion Premises B Rent Commencement Date) at the annual rate of One Hundred and Twenty One Thousand Nine Hundred 00/100 Dollars ($121,900.00) (being the product of (i) $25.00 and (ii) the Rentable Floor Area of the Third Expansion Premises B (being 4,876 square feet));


          (ii) During the next twelve (12) calendar months of the Term, at the annual rate of One Hundred and Twenty Six Thousand Seven Hundred and Seventy Six 00/100 Dollars ($126,776.00) (being the product of (i) $26.00 and (ii) the Rentable Floor Area of the Third Expansion Premises B); and


          (iii) Thereafter and continuing through the expiration of the Term, at the annual rate of One Hundred and Thirty One Thousand Six Hundred and Fifty Two 00/100 Dollars ($131,652.00) (being the product of (i) $27.00 and (ii) the Rentable Floor Area of the Third Expansion Premises B).

4. (A) Effective as of the Third Expansion Premises A Commencement Date and continuing through the expiration of the Term, the following definitions are hereby added to the REFERENCE DATA in Section 1.1 of the Lease:

NUMBER OF PARKING PRIVILEGES FOR THE       Beginning on the Third Expansion
THIRD EXPANSION PREMISES A:                Premises A Commencement Date, there
                                           shall be added additional privileges
                                           for parking twenty nine (29) automobiles,
                                           eight (8) of which are located in the
                                           garage below the Building, and
                                           twenty-one (21) of which will be located
                                           on the outdoor surface lot.


RENTABLE FLOOR AREA OF THE THIRD        8,400 square feet.
EXPANSION PREMISES A:

     (B) Effective as of the Third Expansion Premises B Commencement Date and continuing through the expiration of the Term, the following definitions are hereby added to the REFERENCE DATA in Section 1.1 of the Lease:

NUMBER OF PARKING PRIVILEGES FOR THE    Beginning on the Third Expansion
THIRD EXPANSION PREMISES B:             Premises B Commencement Date, there
                                        shall be added additional privileges for
                                        parking seventeen (17) automobiles, five
                                        (5) of which are located in the garage
                                        below the Building, and twelve (12) of
                                        which will be located on the outdoor
                                        surface lot.

RENTABLE FLOOR AREA OF THE THIRD        4,876 square feet.
EXPANSION PREMISES B:

5.   OPERATING EXPENSES.

     (A) Existing Premises. For purposes of calculating Tenant's payments for Operating Expenses for the Existing Premises pursuant to Section 2.6 of the Lease, the definition of "Base Operating Expenses" shall be unchanged.

     (B) Third Expansion Premises A. In addition to the payments referenced in
     Section 5(A) above, Tenant shall pay Operating Expenses for the Third Expansion Premises A to be calculated as follows: For purposes of calculating Tenant's payments for Operating Expenses for the Third Expansion Premises A pursuant to Section 2.6 of the Lease for that portion of the Term on and after the Third Expansion Premises A Commencement Date, with respect to the Third Expansion Premises A only, the definition of "Base Operating Expenses" shall be:

BASE OPERATING EXPENSES:                Landlord's Operating Expenses (as
                                        defined in Section 2.6 of the Lease) for
                                        calendar year 2007 being January 1, 2007
                                        through December 31, 2007.

     (C) Third Expansion Premises B. In addition to the payments referenced in
     Section 5(A) above, Tenant shall pay Operating Expenses for the Third Expansion Premises B to be calculated as follows: For purposes of calculating Tenant's payments for Operating Expenses for the Third Expansion Premises B pursuant to Section 2.6 of the Lease for that portion of the Term on and after the Third Expansion Premises B Commencement

     Date, with respect to the Third Expansion Premises B only, the definition of "Base Operating Expenses" shall be:

BASE OPERATING EXPENSES:                Landlord's Operating Expenses (as
                                        defined in Section 2.6 of the Lease) for
                                        calendar year 2007 being January 1, 2007
                                        through December 31, 2007.

     (D) Notwithstanding the foregoing or any provision hereof to the contrary, Tenant shall not be obligated to pay any of Landlord's Operating Expenses allocable to the Third Expansion Premises A and/or the Third Expansion Premises B for any period prior to January 1, 2008.

6.   REAL ESTATE TAXES

     (A) Existing Premises. For purposes of calculating Tenant's payments for real estate taxes for the Existing Premises pursuant to Section 2.7 of the Lease, the definition of "Base Taxes" shall be unchanged.

     (B) Third Expansion Premises A. In addition to the payments referenced in
     Section 6(A) above, Tenant shall pay real estate taxes for the Third Expansion Premises A to be calculated as follows: For purposes of calculating Tenant's payments for real estate taxes for the Third Expansion Premises A pursuant to Section 2.7 of the Lease for that portion of the Term on and after the Third Expansion Premises A Commencement Date, with respect to the Third Expansion Premises A only, the definition of "Base Taxes" shall be:

BASE TAXES:                             Landlord's Tax Expenses (as defined in
                                        Section 2.7 of the Lease) for fiscal tax
                                        year 2008 being July 1, 2007 through
                                        June 30, 2008.

     (C) Third Expansion Premises B. In addition to the payments referenced in
     Section 6(A) above, Tenant shall pay real estate taxes for the Third Expansion Premises B to be calculated as follows: For purposes of calculating Tenant's payments for real estate taxes for the Third Expansion Premises B pursuant to Section 2.7 of the Lease for that portion of the Term on and after the Third Expansion Premises B Commencement Date, with respect to the Third Expansion Premises B only, the definition of "Base Taxes" shall be:

BASE TAXES:                             Landlord's Tax Expenses (as defined in
                                        Section 2.7 of the Lease) for fiscal tax
                                        year 2008 being July 1, 2007 through
                                        June 30, 2008.

     (D) Notwithstanding the foregoing or any provision hereof to the contrary, Tenant shall not be obligated to pay any of Landlord's Tax Expenses allocable to the Third Expansion Premises A and/or the Third Expansion Premises B for any period prior to July 1, 2008.

7. Condition of the Third Expansion Premises. Tenant shall accept the Third Expansion Premises A and Third Expansion Premises B, respectively, in their "AS-IS" condition without any obligation on the Landlord's part to perform any additions, alterations, improvements, demolition or other work therein or pertaining thereto or to install or connect any of Tenant's telephone or other communications equipment or systems or to provide any allowance, except as provided below. Notwithstanding the foregoing, Landlord represents and warrants that as of the Third Expansion Premises A Commencement Date, and the Third Expansion Premises B Commencement Date, respectively, the HVAC system and all other building systems serving the Third Expansion Premises A and Third Expansion Premises B will be in good order, condition and repair.

7.1  Third Expansion Premises A Work

     (A) Tenant, at its sole cost and expense, shall perform all work necessary to prepare the Third Expansion Premises A for Tenant's occupancy (the "Third Expansion Premises A Work"). Landlord acknowledges that it has approved the work described in the area designated as "Phase 3B Exterior Suite" (the "Exterior Suite Area") on the schematic plans attached hereto as Exhibit E (the "Tenant's Schematic Plans"). The Third Expansion Premises A Work shall be performed in accordance with plans and specifications prepared by an architect, licensed by the Commonwealth of Massachusetts and reasonably approved by Landlord (the "Third Expansion Premises A Architect"), such plans and specifications to be subject to the reasonable approval of the Landlord, but Landlord may not disapprove of matters shown on, and consistent with, the Exterior Suite Area of the Tenant's Schematic Plans. Without limiting the generality of the foregoing, Tenant shall have the right to use Visnick & Caulfield Associates, Inc. as the Third Expansion Premises A Architect for the Third Expansion Premises A Work. Tenant shall submit to Landlord a detailed floor plan layout together with working drawings for the Third Expansion Premises A Work to prepare the Third Expansion Premises A for Tenant's occupancy. Such floor plan layout and working drawings (the "Third Expansion Premises A Plans") shall contain at least the information required by, and shall conform to the requirements of, Exhibit B. Provided that the Third Expansion Premises A Plans contain at least the information required by, and conform to the requirements of, said Exhibit B, Landlord's approval of the Third Expansion Premises A Plans shall not be unreasonably withheld or delayed (said approval to be given within five (5) business days of Landlord's receipt of three (3) copies of such plans and specifications); however, Landlord's determination of matters relating to aesthetic issues relating to alterations or changes which are visible outside the Premises shall be in Landlord's sole discretion. If Landlord disapproves of any Third Expansion Premises A Plans, then Tenant shall promptly have the Third Expansion Premises A Plans revised by its architect to incorporate all objections and conditions presented by Landlord and shall resubmit such plans to Landlord no later than seven (7) days after Landlord has submitted to Tenant its objections and conditions. Such process shall be followed until the Third Expansion Premises A Plans shall have been approved by the Landlord without objection or condition.

     (B) Once the Third Expansion Premises A Plans have been approved by Landlord, Tenant, at its sole cost and expense, shall promptly, and with all due diligence, perform the Third Expansion Premises A Work as set forth on the Third Expansion Premises A Plans, and, in connection therewith, Tenant shall obtain all necessary governmental permits and approvals for the Third Expansion Premises A Work.

7.2  Third Expanded Premises B Work

     (A) Tenant, at its sole cost and expense, shall perform all work necessary to prepare the Third Expansion Premises B for Tenant's occupancy (the "Third Expansion Premises B Work"), and together with the Third Expansion Premises A Work, the "Tenant's Work"). Landlord acknowledges that it has approved the work described in the area designated as "Phase 3A Atrium Suite" (the "Atrium Suite Area") on Tenant's Schematic Plans. The Third Expansion Premises B Work shall be performed in accordance with plans and specifications prepared by an architect, licensed by the Commonwealth of Massachusetts and reasonably approved by Landlord (the "Third Expansion Premises B Architect"), such plans and specifications to be subject to the reasonable approval of the Landlord, but Landlord may not disapprove of matters shown on, and consistent with, the Atrium Suite Area of the Tenant's Schematic Plans. Without limiting the generality of the foregoing, Tenant shall have the right to use Visnick & Caulfield Associates, Inc. as the Third Expansion Premises B Architect for the Third Expansion Premises B Work. Tenant shall submit to Landlord, a detailed floor plan layout together with working drawings for the Third Expansion Premises B Work to prepare the Third Expansion Premises B for Tenant's occupancy. Such floor plan layout and working drawings (the "Third Expansion Premises B Plans") shall contain at least the information required by, and shall conform to the requirements of, Exhibit B. Provided that the Third Expansion Premises B Plans contain at least the information required by, and conform to the requirements of, said Exhibit B, Landlord's approval of the Third Expansion Premises B Plans shall not be unreasonably withheld or delayed (said approval to be given within five (5) business days of Landlord's receipt of three (3) copies of such plans and specifications); however, Landlord's determination of matters relating to aesthetic issues relating to alterations or changes which are visible outside the Premises shall be in Landlord's sole discretion. If Landlord disapproves of any Third Expansion Premises B Plans, then Tenant shall promptly have the Third Expansion Premises B Plans revised by its architect to incorporate all objections and conditions presented by Landlord and shall resubmit such plans to Landlord no later than seven (7) days after Landlord has submitted to Tenant its objections and conditions. Such process shall be followed until the Third Expansion Premises B Plans shall have been approved by the Landlord without objection or condition.

     (B) Once the Third Expansion Premises B Plans have been approved by Landlord, Tenant, at its sole cost and expense, shall promptly, and with all due diligence, perform the Third Expansion Premises B Work as set forth on the Third Expansion Premises B Plans, and, in connection therewith, Tenant shall obtain all necessary governmental permits and approvals for the Third Expansion Premises B Work.

7.3  Quality and Performance of Work

     All of Tenant's Work shall be performed strictly in accordance with Section
     3.3 of the Lease. Tenant shall have Tenant's Work performed by contractors, reasonably approved by Landlord, which contractors shall provide to Landlord such insurance as the Landlord may reasonably require. Without limiting the generality of the foregoing, and subject to all applicable terms and conditions of the Lease, Tenant shall have the right to use Majestic Construction, Inc., as the general contractor for the Tenant's Work. Landlord shall have the right to provide such reasonable rules and regulations relative to the performance of Tenant's Work and other work which the Tenant may perform under this Lease and tenant shall abide by all such reasonable rules and regulations and shall cause all of its contractors to so abide including, without limitation, payment for the costs of using Building services. It shall be Tenant's obligation to obtain a certificate of occupancy or other like governmental approval for the use and occupancy of the Third Expansion Premises to the extent required by law, and Tenant shall not occupy the Third Expansion Premises for the conduct of business until and unless it has obtained such approval and has submitted to Landlord a copy of the same. Additionally, Tenant shall provide waivers of lien from all of Tenant's general contractors, subcontractors and suppliers performing work of Five Thousand and 00/100 Dollars or more, in the aggregate, in the recordable forms attached hereto as Exhibit D. Tenant shall also prepare and submit to Landlord promptly after Tenant's Work is substantially complete a set of as-built plans in both print and electronic forms showing the work performed by Tenant to the Premises. To the extent the same may be shown in the as-built plans prepared for Tenant from its existing vendor, such plans shall include, without limitation, any wiring or cabling installed by Tenant or Tenant's contractor for Tenant's computer, telephone and other communication systems. Within thirty (30) days after receipt of an invoice from Landlord, Tenant shall pay to Landlord, as Additional Rent, an amount equal to the sum of (i) third party expenses incurred by Landlord to review any elements of Tenant's Plans and Tenant's Work that may affect the structure of the Building, and (ii) third party expenses incurred by Landlord to review Tenant's Plans and Tenant's Work of which Tenant has received advance notice and which Tenant, in its commercially reasonable determination, has approved. All of Tenant's Work shall be coordinated with any work being performed by or for Landlord and in such manner as to maintain harmonious labor relations. Each party may inspect the work of the other at reasonable times and shall promptly give notice of observed defects. Each party authorizes the other to rely in connection with design and construction upon approval and other actions on the party's behalf by any Construction Representative of the party named above or any person hereafter designated in substitution or addition by notice to the party relying. Tenant acknowledges that Tenant is acting for its own benefit and account and that Tenant will not be acting as Landlord's agent in performing any Tenant Work, accordingly, no contractor, subcontractor or supplier shall have a right to lien Landlord's interest in the Property in connection with any work.

7.4  Special Allowance

     (A) Landlord shall provide to Tenant a special allowance equal to the product of (i) $13.00 and (ii) the Rentable Floor Area of the Third Expansion Premises A (the "Third

     Expansion Premises A Tenant Allowance"). The Third Expansion Premises A Tenant Allowance shall be used and applied by Tenant solely on account of the cost of associated architect's fees, construction supervision and construction of Tenant's Work, provided, however, Tenant may use and apply a portion of the Third Expansion Premises A Tenant Allowance on account of Tenant's so-called "soft costs" related to the Third Expansion Premises A Work (including, supervisory and construction management fees, and the cost of wiring and cabling), in an amount not to exceed the product of (x) $1.00 and (y) the Rentable Floor area of the Third Expansion Premises A. Provided that the Tenant (i) has completed all of such Third Expansion Premises A Work in accordance with the terms of the Lease, has paid for all of such Third Expansion Premises A Work in full and has delivered to Landlord lien waivers as required by Section 7.3 herein, (ii) has executed the Commencement Date Agreement in the form annexed hereto as Exhibit C, (iii) has delivered to Landlord its certificate specifying the cost of such Third Expansion Premises A Work and all contractors, subcontractors and supplies involved with the Third Expansion Premises A Work, together with evidence of such cost in the form of paid invoices, receipts and the like, (iv) has satisfied the requirements of (i) through (iii) above and made request for such payment on or before the date that is three hundred and sixty five
     (365) days after the Third Expansion Premises A Commencement Date, (v) is not otherwise in default (beyond applicable notice and cure periods) under the Lease, and (vi) there are no liens (unless bonded to the reasonable satisfaction of Landlord) against Tenant's interest in the Lease or against the Building or the Site arising out of the Third Expansion Premises A Work or any litigation in which Tenant is a party, then within thirty (30) days after the satisfaction of the foregoing conditions, the Landlord shall pay to the Tenant the lesser of the amount of such costs so certified (the "Third Expansion Premises A Certified Costs") or the amount of the Third Expansion Premises A Tenant Allowance. For the purposes hereof, the cost to be so reimbursed by Landlord shall include the cost of leasehold improvements but not the cost of any of Tenant's personal property, trade fixtures or trade equipment or any so-called soft costs, except as expressly permitted above. Notwithstanding the foregoing, Landlord shall be under no obligation to apply any portion of the Third Expansion Premises A Tenant Allowance for any purposes other than as provided in this Section 7.4, nor shall Landlord be deemed to have assumed any obligations, in whole or in part, of Tenant to any contractors, subcontractors, suppliers, workers or materialmen. Further, except as provided in this Section 7.4, the Third Expansion Premises A Tenant Allowance shall only be applied towards the cost of leasehold improvements and in no event shall Landlord be required to make application of any portion of the Third Expansion Premises A Tenant Allowance towards Tenant's personal property, trade fixtures or moving expenses or on account of any supervisory fees, overhead, management fees or other payments to Tenant, or any partner or affiliate of Tenant. In the event that such cost of the Third Expansion Premises A Work and the other costs for which Tenant is permitted to seek reimbursement above are less than the Third Expansion Premises A Tenant Allowance, Tenant shall not be entitled to any payment or credit nor shall there be any application of the same toward Annual Fixed Rent or Additional Rent owed by Tenant under the Lease, provided, however, notwithstanding the foregoing, that the amount of the Third Expansion Premises A Tenant Allowance in excess of the Third Expansion Premises A Certified Costs (the "Third Expansion Premises A Allowance Excess"), if any, shall be added to, and made available to Tenant as part of the Third Expansion Premises B Tenant Allowance (as defined below). Landlord shall be entitled to deduct from the Third Expansion Premises A Tenant Allowance an amount equal to the sum of (i) third party expenses incurred by Landlord to review any elements of the Third Expansion Premises A Plans and the Third Expansion Premises A Work that may affect the structure of the Building, and (ii) third party expenses incurred by Landlord review the Third Expansion Premises A Plans and the Third Expansion Premises A Work of which Tenant has received advance notice and which Tenant, in its commercially reasonable determination, has approved.

     (B) Landlord shall provide to Tenant a special allowance equal to the product of (i) $13.00 and (ii) the Rentable Floor Area of the Third Expansion Premises B (the "Third Expansion Premises B Tenant Allowance"). The Third Expansion Premises B Tenant Allowance shall be used and applied by Tenant solely on account of the cost of associated architect's fees, construction supervision and construction of Tenant's Work, provided, however, Tenant may use and apply a portion of the Third Expansion Premises B Tenant Allowance on account of Tenant's so-called "soft costs" related to the Third Expansion Premises B Work (including, supervisory and construction management fees, and the cost of wiring and cabling), in an amount not to exceed the product of (x) $1.00 and (y) the Rentable Floor Area of the Third Expansion Premises B. Provided that the Tenant (i) has completed all of such Third Expansion Premises B Work in accordance with the terms of the Lease, has paid for all of such Third Expansion Premises B Work in full and has delivered to Landlord lien waivers as required by
     Section 7.3 herein, (ii) has executed the Commencement Date Agreement in the form annexed hereto as Exhibit C, (iii) has delivered to Landlord its certificate specifying the cost of such Third Expansion Premises B Work and all contractors, subcontractors and supplies involved with the Third Expansion Premises B Work, together with evidence of such cost in the form of paid invoices, receipts and the like, (iv) has satisfied the requirements of (i) through (iii) above and made request for such payment on or before the date that is three hundred and sixty five (365) days after the Third Expansion Premises B Commencement Date, (v) is not otherwise in default (beyond applicable notice and cure periods) under the Lease, and
     (vi) there are no liens (unless bonded to the reasonable satisfaction of Landlord) against Tenant's interest in the Lease or against the Building or the Site arising out of the Third Expansion Premises B Work or any litigation in which Tenant is a party, then within thirty (30) days after the satisfaction of the foregoing conditions, the Landlord shall pay to the Tenant the lesser of the amount of such costs so certified (the "Third Expansion Premises B Certified Costs") or the amount of the Third Expansion Premises B Tenant Allowance. For the purposes hereof, the cost to be so reimbursed by Landlord shall include the cost of leasehold improvements but not the cost of any of Tenant's personal property, trade fixtures or trade equipment or any so-called soft costs, except as expressly permitted above. Notwithstanding the foregoing, Landlord shall be under no obligation to apply any portion of the Third Expansion Premises B Tenant Allowance for any purposes other than as provided in this Section 7.4, nor shall Landlord be deemed to have assumed any obligations, in whole or in part, of Tenant to any contractors, subcontractors, suppliers, workers or materialmen. Further, except as provided in this Section 7.4, the Third Expansion Premises B Tenant Allowance shall only be applied towards the cost of leasehold improvements and in no event shall Landlord be required to make application of any portion of the Third Expansion Premises B Tenant Allowance towards Tenant's personal property, trade fixtures or moving expenses or on account of any supervisory fees, overhead, management fees or other payments to Tenant, or any partner or affiliate of Tenant. In the event that such cost of the Third Expansion Premises B Work and the other costs for which Tenant is permitted to seek reimbursement above are less than the Third Expansion Premises B Tenant Allowance, Tenant shall not be entitled to any payment or credit nor shall there be any application of the same toward Annual Fixed Rent or Additional Rent owned by Tenant under the Lease, provided, however, notwithstanding the foregoing, that the amount of the Third Expansion Premises B Tenant Allowance in excess of the Third Expansion Premises B Certified Costs (the "Third Expansion Premises B Allowance Excess"), if any, shall be added to, and made available to Tenant as part of the Third Expansion Premises A Tenant Allowance. Landlord shall be entitled to deduct from the Third Expansion Premises B Tenant Allowance an amount equal to the sum of (i) third party expenses incurred by Landlord to review any elements of the Third Expansion Premises B Plans and the Third Expansion Premises B Work that may affect the structure of the Building, and (ii) third party expenses incurred by Landlord to review the Third Expansion Premises B Plans and the Third Expansion Premises B Work of which Tenant has received advance notice and which Tenant, in its commercially reasonable determination, has approved.

7.5  Early Access by Tenant.

     (A) On or after April 1, 2007, and subject to the timely surrender of the Third Expansion Premises A by the existing tenants of the Third Expansion Premises A, Landlord shall permit Tenant access to the Third Expansion Premises A to commence the construction of the Third Expansion Premises A Work. Landlord shall use commercially reasonable efforts to provide Tenant with at least four (4) days advanced notice (which notice may be oral to Tenant's Construction Representative) of the anticipated date on which Landlord will provide Tenant with such access, provided, however, the parties agree that Tenant shall have no remedy or recourse for Landlord's failure to provide such advanced notice and, provided further, that in no event will Landlord's failure to provide such advanced notice delay the Third Expansion Premises A Commencement Date or the Third Expansion Premises A Rent Commencement Date. Any such access by Tenant shall be upon all of the terms and conditions of the Lease (other than the payment of Annual Fixed Rent) and shall be at Tenant's sole risk, and Landlord shall not be responsible for any injury to persons or damage to property resulting from such early access by Tenant.

     If the existing tenants of the Third Expansion Premises A wrongfully fail to deliver possession of such space at the time when their tenancy is scheduled to expire, Landlord shall use reasonable efforts and due diligence (which shall be limited to the commencement and prosecution thereafter of eviction proceedings but which shall not require the taking of any appeal) to evict such occupant from such space and to deliver possession of such space to Tenant as soon as may be practicable. The failure of the then occupant of such space to so vacate shall not give Tenant any right to terminate this Amendment or to deduct from, offset against or withhold Annual Fixed Rent, Additional Rent or other charges due under this Amendment (or any portions thereof), except as expressly provided in the next sentence of this Section. If Landlord shall have failed to provide Tenant with such access to the Third Expansion Premises A on or before September 1, 2007 (the "Outside Delivery Date") (which date shall be extended automatically for such periods of time as Landlord is prevented from providing the same by reason of Force Majeure (it being agreed said Force Majeure shall not include delay attributable to any existing tenant's wrongful failure to deliver possession of the Third Expansion Premises A, as more particularly described above) or any act or failure to act of Tenant which interferes with Landlord's ability to provide such access, without limiting Landlord's other rights on account thereof), Tenant shall have the right to terminate this Third Amendment to Lease, with respect to the Third Expansion Premises A only, by giving notice to Landlord of Tenant's desire do so before such access is provided to Tenant within the time period from the Outside Delivery Date (as so extended) until the date which is thirty (30) days subsequent to the Outside Delivery Date (as so extended); and, upon the giving of such notice, the term of this Third Amendment to Lease, shall cease and come to an end with respect to the Third Expansion Premises A only, without further liability or obligation on the part of either party unless, within thirty
     (30) days after receipt of such notice, Landlord provides such access to Tenant; and such right of termination shall be Tenant's sole and exclusive remedy for Landlord's failure to provide access within such time.

     (B) As of the date of this Third Amendment, Landlord shall permit Tenant access to the Third Expansion Premises B to commence the construction of the Third Expansion Premises B Work. Any such access by Tenant shall be upon all of the terms and conditions of the Lease (other than the payment of Annual Fixed Rent) and shall be at Tenant's sole risk, and Landlord shall not be responsible for any injury to persons or damage to property resulting from such early access by Tenant.

8. Section 11 of the Second Amendment is deleted and neither party shall have any further right or obligation thereunder.

9. Effective as of the Third Expansion Premises A Commencement Date and continuing through the expiration of the Term, clause (iii) of the last sentence of Section 5.6.1.1 of the Lease is hereby deleted and the following language is substituted therefor: "(iii) in no event shall there exist more than five (5) partial subleases at any one time during the Term," and a new clause (iv) shall be added as follows: "and (iv) in no event shall the rentable floor area of any subleased premises be less than 3,000 square feet."

10.  DELIVERY OF ADDITIONAL SECURITY DEPOSIT.

     (a) As of the date of this Third Amendment, Tenant agrees to pay to Landlord $91,375.00 (the "Additional Security Deposit"). Such Additional Security Deposit, along with the existing security deposit in the amount of $216,300.00 (the "Existing Security Deposit") paid by Tenant in accordance with Section 8.21 of the Lease, shall be held by Landlord as security for the performance by Tenant of all obligations on the part of Tenant under the Lease during the Term (as may be further extended) with respect to the Premises, as such term is amended by this Third Amendment, pursuant to the terms and conditions set forth in Section 8.21. The Additional Security Deposit and the Existing Security Deposit are hereafter collectively referred to as the "Security Deposit."

     Landlord shall continue to hold the Security Deposit in accordance with the terms and conditions of the Lease, except as follows.

     (b) With respect to the Additional Security Deposit only, Landlord shall exchange the then existing Letter of Credit for a Letter of Credit delivered by Tenant which reduces the amount secured by said Letter of Credit by Twenty Six Thousand and Thirty Three 00/100 Dollars ($26,033.00) (and otherwise in strict conformity with the requirements of Section 8.21 of the Lease) on the date that is twelve months prior to the Third Expansion Premises Expiration Date (i.e., September 30, 2009) so that the remainder of the Additional Security Deposit thereafter secured by the Letter of Credit shall be Sixty Five Thousand Three Hundred and Forty Two 00/100 Dollars ($65,342.00) and the remainder of the Total Security Deposit thereafter secured by the Letter of Credit shall be Two Hundred Eighty One Thousand Six Hundred and Forty Two 00/100 Dollars ($281,642.00), if (i) Tenant is not then in default (beyond applicable notice and cure periods) under the terms of the Lease, (ii) Landlord has not applied such deposit or any portion thereof to Landlord's damages arising from any default on the part of Tenant, whether or not Tenant has restored the amount so applied by Landlord and (iii) there have been no more than two (2) Event of Default occurrences during the Term.

     (c) If Tenant believes that it has satisfied all the conditions precedent to a reduction in the amount of the Additional Security Deposit, then it shall request such reduction in writing to Landlord, which request shall certify to Landlord that all such conditions have been satisfied. If Landlord determines that all of the aforesaid conditions are met, the Additional Security Deposit shall be so reduced in accordance with this Section. No Letter of Credit shall automatically reduce, but any reduction in the amount thereof shall require Landlord's prior written notice to the issuer of the Letter of Credit of the reduced amount. Within thirty (30) days after Landlord's receipt of Tenant's request for a reduction as described above, Landlord shall determine whether such a reduction is permitted in accordance with this Section, and if it is, Landlord shall notify the issuer of the Letter of Credit of the amount to which the Letter of Credit shall be reduced.

11. (A) Tenant warrants and represents that Tenant has not dealt with any broker in connection with the consummation of this Third Amendment other than the Broker referenced above; and in the event any claim is made against Landlord relative to dealings by Tenant with brokers other than the Broker, Tenant shall defend the claim against Landlord with counsel of Tenant's selection first approved by Landlord (which approval will not be unreasonably withheld) and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim.

     (B) Landlord warrants and represents that Landlord has not dealt with any broker in connection with the consummation of this Third Amendment other than the Broker referenced above; and in the event any claim is made against Tenant relative to dealings by Landlord with brokers other than the Broker, Landlord shall defend the claim against Tenant with counsel of Landlord's selection and save harmless and indemnify Tenant on account of loss, cost or damage which may arise by reason of such claim. Landlord agrees that it shall be solely responsible for the payment of brokerage commissions due to the Broker referenced above in accordance with a separate commission agreement.

12. Except as otherwise expressly provided herein, all capitalized terms used herein without definition shall have the same meanings as are set forth in the Lease.

13. Except as herein amended the Lease shall remain unchanged and in full force and effect. All references to the "Lease" shall be deemed to be references to the Lease as herein amended.

                           [Signature page to follow.]

     EXECUTED as a sealed instrument as of the date and year first above written.

WITNESS:                                LANDLORD:

                                        BOSTON PROPERTIES LIMITED PARTNERSHIP

                                        By BOSTON PROPERTIES, INC.,
                                        Its general partner


/s/ [illegible]                         By /s/ David C. Provost
-------------------------------------      -------------------------------------
                                        Name David C. Provost
                                        Title Senior Vice President
                                              Boston Properties


ATTEST:                                 TENANT:

                                        CONSTANT CONTACT, INC.


By: /s/ Eric Groves                     By /s/ Gail Goodman
    ---------------------------------      -------------------------------------
Name: Eric Groves                       Name Gail Goodman
Title: SECRETARY or                     Title PRESIDENT or (VICE PRESIDENT)
       (ASSISTANT SECRETARY)                   HEREUNTO DULY AUTHORIZED


                                        By /s/ Steven R. Wasserman
                                           -------------------------------------
                                        Name Steven R. Wasserman
                                        Title TREASURER or
                                              (ASSISTANT TREASURER)
                                              HEREUNTO DULY AUTHORIZED

                                        (CORPORATE SEAL)

                                    EXHIBIT A

                        Plan of Third Expansion Premises

                                    EXHIBIT B

                  TENANT PLAN AND WORKING DRAWING REQUIREMENTS

1. Floor plan indicating location of partitions and doors (details required of partition and door types).

2.   Location of standard electrical convenience outlets and telephone outlets.

3. Location ;and details of special electrical outlets; (e.g. Xerox), including voltage, amperage, phase and NEMA configuration of outlets.

4. Reflected ceiling plan showing layout of standard ceiling and lighting fixtures. Partitions to be shown lightly with switches located indicating fixtures to be controlled.

5. Locations and details of special ceiling conditions, lighting fixtures, speakers, etc.

6. Location and heat load in BTU/Hr. of all special air conditioning and ventilating requirements and all necessary HVAC mechanical drawings.

7. Location and details of special structural requirements, e.g., slab penetrations and areas with floor loadings exceeding a live load of 70 lbs./s.f.

8. Locations and details of all plumbing fixtures; sinks, drinking fountains, etc.

9. Location and specifications of floor coverings, e.g., vinyl tile, carpet, ceramic tile, etc.

10. Finish schedule plan indicating wall covering, paint or paneling with paint colors referenced to standard color system.

11. Details and specifications of special millwork, glass partitions, rolling doors and grilles, blackboards, shelves, etc.

12. Hardware schedule indicating door number keyed to plan, size, hardware required including butts, latchsets or locksets, closures, stops, and any special items such as thresholds, soundproofing, etc. Keying schedule is required.

13. Verified dimensions of all built-in equipment (file cabinets, lockers, plan files, etc.).

14.  Location of any special soundproofing requirements.

15. All drawings to be uniform size (30" X 42") and shall incorporate the standard project electrical and plumbing symbols and be at a scale of 1/8" = 1' or larger.

16. Drawing submittal shall include the appropriate quantity required for Landlord to file for permit along with four half size sets and one full size set for Landlord's review and use.

17. Provide all other information necessary to obtain all permits and approvals for Landlord's Work.

18. Upon completion of the work, Tenant shall provide Landlord with two hard copies and one electronic CAD file of updated architectural and mechanical drawings to reflect all project sketches and changes.

                                    EXHIBIT C

                       FORM OF COMMENCEMENT DATE AGREEMENT

             DECLARATION AFFIXING THE COMMENCEMENT DATE OF AMENDMENT

THIS AGREEMENT made this __ day of ______________ 200_, by and between ___________________________ (hereinafter "Landlord") and ______________
(hereinafter "Tenant").

                                WITNESSETH THAT:

1. This Agreement is made pursuant to Section _ of that certain Lease Amendment dated _________________, between the parties aforenamed as Landlord and Tenant (the "Lease").

2. It is hereby stipulated that the applicable Lease Term commenced on ____________, (being the relevant "Commencement Date" under the Amendment), and shall end and expire on ____________________, unless sooner terminated or extended, as provided for in the Lease.

WITNESS the execution hereof under seal by persons hereunto duly authorized, the date first above written.

                                        LANDLORD:


                                        ----------------------------------------

                                        TENANT:


                                        ----------------------------------------

ATTEST:


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------
                                                Hereunto duly authorized

                                                                (CORPORATE SEAL)

                          COMMONWEALTH OF MASSACHUSETTS

COUNTY OF SUFFOLK

On this __ day of _______________, 200_, before me, the undersigned notary public, personally appeared ________________, proved to me through satisfactory evidence of identification, which were _________________________, to be the person whose name is signed on the preceding or attached document in my presence.


-------------------------------------
NOTARY PUBLIC
My Commission Expires:

                          COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ___________________

On this __ day of _______________, 200_, before me, the undersigned notary public, personally appeared ________________, proved to me through satisfactory evidence of identification, which were _________________________, to be the person whose name is signed on the preceding or attached document, and who swore or affirmed to me that the contents of the documents are truthful and accurate to the best of [his] [her] knowledge and belief.


-------------------------------------
NOTARY PUBLIC
My Commission Expires:

                                    EXHIBIT D

                              FORMS OF LIEN WAIVERS

              CONTRACTOR'S PARTIAL WAIVER AND SUBORDINATION OF LIEN

STATE OF ____________________________                    Date: _________________

______________________________ COUNTY       Application for Payment No.: _______

OWNER: _________________________________________________________________________

CONTRACTOR: ____________________________________________________________________

LENDER / MORTGAGEE:                     None

1.   Original Contract Amount:          $ ______________________________________

2.   Approved Change Orders:            $ ______________________________________

3.   Adjusted Contract Amount:          $ ______________________________________
     (line 1 plus line 2)

4.   Completed to Date:                 $ ______________________________________

5.   Less Retainage:                    $ ______________________________________

6.   Total Payable to Date:             $ ______________________________________
     (line 4 less line 5)

7.   Less Previous Payments:            $ ______________________________________

8.   Current Amount Due:                $ ______________________________________
     (line 6 less line 7)

9.   Pending Change Orders:             $ ______________________________________

10.  Disputed Claims:                   $ ______________________________________

The undersigned who has a contract with _________________________________ for furnishing labor or materials or both labor and materials or rental equipment, appliances or tools for the erection, alteration, repair or removal of a building or structure or other improvement of real property known and identified as located in ___________________ (city or town), _________ County,
____________________________ and owned by _______________________, upon receipt of ____________________ ($__________________) in payment of an invoice/requisition/application for payment dated ___________________ does hereby:

     (a) waive any and all liens and right of lien on such real property for labor or materials, or both labor and materials, or rental equipment, appliances or tools, performed or furnished through the following date _____________________ (payment period), except for retainage, unpaid agreed or pending change orders, and disputed claims as stated above;

     (b) subordinate any and all liens and right of lien to secure payment for such unpaid, agreed or pending change orders and disputed claims, and such further labor or materials, or both labor and materials, or rental equipment, appliances or tools, except for retainage, performed or furnished at any time through the twenty-fifth day after the end of the above payment period, to the extent of the amount actually advanced by the above lender/mortgagee through such twenty-fifth day.

     Signed under the penalties of perjury this __________ day of _____________, 20__.

WITNESS:                                CONTRACTOR:


-------------------------------------   ----------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

                           SUBCONTRACTOR'S LIEN WAIVER

General Contractor: ____________________________________________________________

Subcontractor: _________________________________________________________________

Owner: _________________________________________________________________________

Project: _______________________________________________________________________

Total Amount Previously Paid:                    $ _____________________________

Amount Paid This Date:                           $ _____________________________

Retainage (Including This Payment) Held to Date: $ _____________________________

In consideration of the receipt of the amount of payment set forth above and any and all past payments received from the Contractor in connection with the Project, the undersigned acknowledges and agrees that it has been paid all sums due for all labor, materials and/or equipment furnished by the undersigned to or in connection with the Project and the undersigned hereby releases, discharges, relinquishes and waives any and all claims, suits, liens and rights under any Notice of Identification, Notice of Contract or statement of account with respect to the Owner, the Project and/or against the Contractor on account of any labor, materials and/or equipment furnished through the date hereof.

The undersigned individual represents and warrants that he is the duly authorized representative of the undersigned, empowered and authorized to execute and deliver this document on behalf of the undersigned and that this document binds the undersigned to the extent that the payment referred to herein is received.

The undersigned represents and warrants that it has paid in full each and every sub-subcontractor, laborer and labor and/or material supplier with whom undersigned has dealt in connection with the Project and the undersigned agrees at its sole cost and expense to defend, indemnify and hold harmless the Contractor against any claims, demands, suits, disputes, damages, costs, expenses (including attorneys fees), liens and/or claims of lien made by such sub-subcontractors, laborers and labor and/or material suppliers arising out of or in any way related to the Project. This document is to take effect as a sealed instrument.

Signed under the penalties of perjury as of this _____ day of __________________, 20__.

SUBCONTRACTOR:                          Signature and Printed Name of Individual
                                        Signing this Lien Waiver


-------------------------------------   ----------------------------------------

                                        ----------------------------------------

WITNESS:


-------------------------------------

Name:
      -------------------------------
Title:
       ------------------------------
Dated:
       ------------------------------

 CONTRACTOR'S WAIVER OF CLAIMS AGAINST OWNER AND ACKNOWLEDGMENT OF FINAL PAYMENT

Commonwealth of Massachusetts                       Date: ______________________

COUNTY OF ___________________________         Invoice No.: _____________________

OWNER: _________________________________________________________________________

CONTRACTOR: ____________________________________________________________________

PROJECT: _______________________________________________________________________

1.   Original Contract Amount:                $ ________________________________

2.   Approved Change Orders:                  $ ________________________________

3.   Adjusted Contract Amount:                $ ________________________________

4.   Sums Paid On Account of Contract Amount: $ ________________________________

5.   Less Final Payment Due:                  $ ________________________________

The undersigned being duly sworn hereby attests that when the Final Payment Due as set forth above is paid in full by Owner, such payment shall constitute payment in full for all labor, materials, equipment and work in place furnished by the undersigned in connection with the aforesaid contract and that no further payment is or will be due to the undersigned.

The undersigned hereby attests that it has satisfied all claims against it for items, including by way of illustration but not by way of limitation, items of: labor, materials, insurance, taxes, union benefits, equipment, etc. employed in the prosecution of the work of said contract, and acknowledges that satisfaction of such claims serves as an inducement for the Owner to release the Final Payment Due.

The undersigned hereby agrees to indemnify and hold harmless the Owner from and against all claims arising in connection with its Contract with respect to claims for the furnishing of labor, materials and equipment by others. Said indemnification and hold harmless shall include the reimbursement of all actual attorney's fees and all costs and expenses of every nature, and shall be to the fullest extent permitted by law.

The undersigned hereby irrevocably waives and releases any and all liens and right of lien on such real property and other property of the Owner for labor or materials, or both labor and materials, or rental equipment, appliances or tools, performed or furnished by the undersigned, and anyone claiming by, through, or under the undersigned, in connection with the Project.

The undersigned hereby releases, remises and discharges the Owner, any agent of the Owner and their respective predecessors, successors, assigns, employees, officers, shareholders, directors, and principals, whether disclosed or undisclosed (collectively "Releasees") from and against any and all claims, losses, damages, actions and causes of action (collectively "Claims") which the undersigned and anyone claiming by, through or under the undersigned has or may have against the Releasees, including, without limitation, any claims arising in connection with the Contract and the work performed thereunder.

Notwithstanding anything to the contrary herein, payment to the undersigned of the Final Payment Due sum as set forth above, shall not constitute a waiver by the Owner of any of its rights under the contract including by way of illustration but not by way of limitation guarantees and/or warranties. Payment will not be made until a signed waiver is returned to Owner.

The undersigned individual represents and warrants that he/she is the duly authorized representative of the undersigned, empowered and authorized to execute and deliver this document on behalf of the undersigned.

Signed under the penalties of perjury as a sealed instrument as of this __ day of ___________________, _______.

_________________________ Corporation


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------
       Hereunto duly authorized

                          COMMONWEALTH OF MASSACHUSETTS

COUNTY OF SUFFOLK

     On this __ day of ___________________, 20__, before me, the undersigned notary public, personally appeared ________________________, proved to me through satisfactory evidence of identification, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he/she signed it as _____________________ for __________________________, a
corporation/partnership voluntarily for its stated purpose.


-------------------------------------
NOTARY PUBLIC
My Commission Expires:

                                    EXHIBIT E

                            TENANT'S SCHEMATIC PLANS
                                 (see attached)

                      [IMAGE OF TENANT'S SCHEMATIC PLANS]